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                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
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


              CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
                                c/o C.R.I., Inc.
                         11200 Rockville Pike, 5th Floor
                           Rockville, Maryland, 20852
                                 (301) 468-9200

      IMPORTANT PARTNERSHIP MATTER -- PLEASE REVIEW AND RESPOND IMMEDIATELY

                                                               December 30, 2002

Dear Investor:

         On behalf of Capital Realty Investors-85 Limited Partnership ("CRI-85" or "Partnership"), we are writing to recommend that you authorize us, as the general partners of CRI-85, to liquidate the assets of CRI-85 and wind up its affairs. We have developed a strategy for potential sales of the Partnership's investments in the underlying multifamily apartment complexes (the "Apartment Complex").

     In connection with the proposed liquidation, enclosed are the following:

1. Consent Solicitation Statement - This document describes the terms of the proposed liquidation, including a proposed amendment to the Partnership's Partnership Agreement to allow the managing general partner to be eligible to be paid certain disposition fees from the Partnership as compensation for its efforts in marketing and selling an Apartment Complex on the same basis as third parties (where third parties are not paid for this purpose). Our internal analysis (based on capitalization of net operating income projected for 2003 at rates of 8.5% and 9.5%) estimates a pre-tax liquidation valuation range of between $6,615 and $7,686 per 10 Beneficial Assignee Certificates ("BACs"). Please see page 19 for a full description of the valuation methods and assumptions we relied upon in our analysis; and

2. Consent of Limited Partner and Return Envelope - Please mark your vote and sign this form and return it in the enclosed, postage-prepaid envelope by 5 p.m., Eastern Time, on February 14, 2003.

         Because you are an investor in CRI-85, we are required to ask for your consent to complete the liquidation. Please carefully review the information in the enclosed consent solicitation statement before voting.

         If you have any questions or require assistance completing the enclosed consent card, please call CRI-85's consent solicitation agent, MacKenzie Partners, Inc. at (800) 322-2885.


              /s/ William B Dockser           /s/ H. William Willoughby
              ---------------------           ---------------------------
                    Sincerely,                        Sincerely,


         Your response to this solicitation is very important in order to ensure that your interests will be represented. We recommend that holders of Beneficial Assignee Certificates and Limited Partners vote "FOR" the liquidation.

                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
                                c/o C.R.I., Inc.
                         11200 Rockville Pike, 5th Floor
                           Rockville, Maryland, 20852
                                 (301) 468-9200

                         ------------------------------

                         CONSENT SOLICITATION STATEMENT

                         ------------------------------


         This consent solicitation statement and the enclosed consent card are being first mailed to the holders of Beneficial Assignee Certificates, or BACs, representing units of limited partner interests (the "BAC Holders") of Capital Realty Investors-85 Limited Partnership ("CRI-85" or the "Partnership"), a Maryland limited partnership, on or about December 30, 2002, by the Managing General Partner, as hereinafter defined, on behalf of the Partnership to solicit consents for approval of the following:

(1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to a Plan of Liquidation and Dissolution;

(2) the amendment of the Partnership's Limited Partnership Agreement to permit C.R.I., Inc. ("CRI") to be eligible to receive property disposition fees from the Partnership on the same basis as such fees may currently be paid to Local General Partners, real estate brokers or other third party intermediaries employed to sell Partnership properties, if CRI markets and sells the Partnership's properties instead of such persons; and

(3) the grant of authority to CRI to take any action necessary or incidental and consistent with the Partnership Agreement, as amended, and the proposed Plan of Liquidation and Dissolution, to complete the foregoing on the terms described in this consent solicitation statement.

         The matters for which your consent is being solicited are collectively referred to in this document as the "Liquidation." The Liquidation is a single proposal that will be effective only upon the approval of the holders of a majority of the BACs entitled to vote. In this consent solicitation statement the owners of BACs will be referred to as "BAC Holders."

         CRI is the Managing General Partner of CRI-85. William B. Dockser ("Dockser") and H. William Willoughby ("Willoughby"), the two current shareholders of CRI, are General Partners of the Partnership, and Martin C. Schwartzberg, a former shareholder of CRI, who retired in 1990, is also a General Partner of CRI-85. The Managing General Partner is referred to in this document as "CRI," "we" or "our."

         As described in this consent solicitation statement, we are proposing to liquidate CRI-85, subject to approval by the affirmative vote of holders of a majority of the BACs of the Partnership as of December 20, 2002. We have described in this consent solicitation statement what we believe to be a reasonable approach to estimating the values of the properties and how, assuming the properties were sold within such estimated value ranges, the proceeds would be distributed to BAC Holders and the estimated tax consequences. See "Estimated Ranges of Value of Properties."

         We are also proposing that the Partnership's Limited Partnership Agreement be amended to permit CRI to be eligible to receive an incentive disposition fee of up to 5% of the sales prices of the properties if we market and sell the Partnership's properties. We originally anticipated that the Local General Partners of the local partnerships in which the Partnership has invested and which own the Apartment Complexes would market and sell the properties. However, CRI has developed particular expertise in marketing properties of the type owned by the Partnership and has closed dozens of similar transactions for properties in its affiliated portfolios. CRI also believes it has more direct knowledge of the four properties in which CRI-85 remains invested than any third party broker could gain. The Partnership Agreement currently provides that all property disposition fees and any other commissions payable upon the sale of the Apartment Complexes are subject to a fee cap equal to the lesser of the competitive rate for such services or 6% of the sales price of the Apartment Complexes. This limit on property disposition fees will not change; therefore, in no event would the proposed amendment permitting CRI to receive an incentive disposition fee cause the existing fee cap to be exceeded or otherwise increase the fees payable by the Partnership in connection with the sales of the Partnership's properties. The amendment would permit CRI to receive such compensation if, instead of relying on and paying such disposition fees to third party intermediaries such as the local general partners or their affiliates, CRI itself markets and sells Partnership properties in connection with the Liquidation.

         In addition, CRI, Dockser and Willoughby will waive their respective portions of the currently authorized deferred 1% sales fee. For a definition of sales price and net sales proceeds see, "QUESTIONS AND ANSWERS- WHAT DOES THE LIQUIDATION INVOLVE?," "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Amendment to the Partnership Agreement" and "--Interests of Certain Persons in the Liquidation" for a discussion of the Limited Partnership Amendment.

         If the holders of a majority of the outstanding BACs in the Partnership approve the Liquidation by marking the box entitled "FOR" on the enclosed consent card and the other conditions described herein are satisfied, then CRI will: (1) seek to sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, including the incentive disposition fee, (2) pay or make provision for payment of all Partnership obligations and liabilities and (3) distribute the remaining assets as set forth in CRI-85's Limited Partnership Agreement, as amended and as described in this consent solicitation statement. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION - Plan of Liquidation and Dissolution." CRI-85 will be terminated at such time as we determine that these actions have been completed.

         In addition to solicitation by use of the mails, directors, officers, employees and agents of the Managing General Partner may solicit consents in person or by telephone, facsimile or other means of communication. We have also engaged MacKenzie Partners, Inc., to assist us in the solicitation of consents. MacKenzie will receive a fee of approximately $5,000, plus reasonable expenses, in connection with its engagement.

         We request that each BAC Holder complete and sign the enclosed consent card and promptly return it in the enclosed postage-prepaid envelope. We recommend that all BAC Holders consent to the Liquidation by marking the box entitled "FOR" on the enclosed consent card. Your consent is very important.

         This consent solicitation statement contains forward-looking statements. Discussions containing such forward-looking statements may be found in the material set forth under "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION" as well as within this consent solicitation statement generally. In addition, when used in this consent solicitation statement, the words "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions. Such statements are subject to a number of risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements as a result of our inability to find suitable purchasers for the Partnership's interests in multi-family apartment complexes ("Apartment Complexes"), the inability to agree on an acceptable purchase price or contract terms, fluctuations in the market value of the Apartment Complexes, general economic conditions and other factors set forth in this consent solicitation statement. We further caution BAC Holders that the discussion of these factors may not be exhaustive.

         We undertake no obligation to update any forward-looking statements that may be made to reflect any future events or circumstances.

         The date of this Consent Solicitation is December 30, 2002.

         THE LIQUIDATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                                    TABLE OF CONTENTS

CONSENT SOLICITATION STATEMENT


QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION STATEMENT AND THE PROPOSED LIQUIDATION.............1


WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION....................................................5

   BACKGROUND AND REASONS FOR THE LIQUIDATION............................................................5
   RISKS OF THE LIQUIDATION..............................................................................8
   PLAN OF LIQUIDATION AND DISSOLUTION..................................................................10
   AMENDMENT TO THE PARTNERSHIP AGREEMENT...............................................................11
   INTERESTS OF CERTAIN PERSONS IN THE LIQUIDATION......................................................13
   SUMMARY HISTORICAL FINANCIAL DATA....................................................................17
   LIQUIDATION EXPENSES.................................................................................18
   ESTIMATED RANGES OF VALUE OF PARTNERSHIP PROPERTIES..................................................19
   OTHER CONDITIONS TO THE LIQUIDATION..................................................................26
   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS...........................................................26
   ACCOUNTING TREATMENT.................................................................................28
   EFFECTIVE TIME.......................................................................................28
   AMENDMENT OF THE PLAN OF LIQUIDATION AND DISSOLUTION.................................................29
   NO APPRAISAL RIGHTS..................................................................................29
   REGULATORY APPROVALS.................................................................................29

THE PARTNERSHIP AND THE GENERAL PARTNERS................................................................30

   SCHEDULE OF APARTMENT COMPLEXES OWNED BY LOCAL PARTNERSHIPS..........................................31
   PAYMENTS DUE FROM CRI-85 WITH RESPECT TO ITS INVESTMENTS IN LOCAL PARTNERSHIPS.......................32
   THE GENERAL PARTNERS.................................................................................33
   THE ASSIGNOR LIMITED PARTNER.........................................................................34
   THE SPECIAL LIMITED PARTNER..........................................................................35
   THE INITIAL LIMITED PARTNER..........................................................................35
   FEES OF THE GENERAL PARTNERS.........................................................................35
   MARKET FOR THE BACS..................................................................................37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................................38

   GENERAL..............................................................................................38
   OWNERSHIP INTEREST OF THE GENERAL PARTNERS IN THE PARTNERSHIP........................................38

CONSENT PROCEDURES......................................................................................39

   TIMING OF THE CONSENT SOLICITATION...................................................................39
   RECORD DATE AND OUTSTANDING BACS.....................................................................39
   APPROVAL DATE; EXTENSIONS; AMENDMENT.................................................................39
   CONSENT CARD AND VOTE REQUIRED.......................................................................40
   REVOCABILITY OF CONSENT..............................................................................41
   SOLICITATION OF CONSENTS; SOLICITATION EXPENSES......................................................41
   EFFECT OF A FAILURE TO APPROVE THE LIQUIDATION.......................................................41

INCORPORATION BY REFERENCE..............................................................................41


APPENDICES..............................................................................................42

   APPENDIX A-- FORM OF PLAN OF LIQUIDATION AND DISSOLUTION
   APPENDIX B - FORM OF LEGAL OPINION OF VENABLE, BAETJER AND HOWARD, LLP
   APPENDIX C - CRI-85 LIMITED PARTNERSHIP AGREEMENT


                        --------------------------------

                              QUESTIONS AND ANSWERS
                    ABOUT THIS CONSENT SOLICITATION STATEMENT
                          AND THE PROPOSED LIQUIDATION

                        --------------------------------


BACKGROUND

Q: WHY HAVE I RECEIVED THIS CONSENT SOLICITATION STATEMENT?

A: You have received this consent solicitation statement because CRI-85's Limited Partnership Agreement requires that the holders of a majority of the Partnership's BACs approve the Liquidation. You are entitled to vote because, according to the records of the Partnership, you owned BACs on December 20, 2002. Even if you have sold some or all of your BACs since that date, if you owned BACs on December 20, 2002, you are entitled to vote.

THE LIQUIDATION

Q: WHAT DOES THE LIQUIDATION INVOLVE?

A. We are proposing to sell all of CRI-85's interests in limited partnerships ("Local Partnerships") or the multi-family apartment complexes (the "Apartment Complexes") owned by the Local Partnerships in which CRI-85 is invested, pay or make provision for all Partnership obligations and liabilities, distribute the available cash to the Partners and terminate the Partnership. Throughout this consent solicitation statement, sale of the interests in the Local Partnerships or the Apartment Complexes is referred to as a "sale of the Apartment Complex" or "sale of property".

     We are also proposing that the Limited Partnership Agreement be amended to permit CRI to be eligible to receive an incentive disposition fee of up to 5% of the sale price if, and to the extent that, it is not necessary to pay property disposition fees or other commissions to others in connection with the sale of the Apartment Complexes and, instead, CRI markets and sells Partnership properties in connection with the Liquidation. The Partnership Agreement provides that all property disposition fees and any other commissions payable upon the sale of the Apartment Complexes are subject to a fee cap equal to the lesser of the competitive rate for such services or 6% of the sales price of the Apartment Complexes. This limit on property disposition fees will not change; therefore, in no event would the proposed amendment permitting CRI to be eligible to receive an incentive disposition fee cause the existing fee cap to be exceeded or otherwise increase the fees payable by the Partnership in connection with the sales of the Partnership's properties.

     Under the Partnership Agreement, CRI, Willoughby and Dockser are currently entitled to
                                       1
a deferred sales fee equal to 1% of the sales price of the Apartment Complexes. Such fee is not payable unless the BAC Holders have received distributions in an amount sufficient to return capital and a preferred return as described in the Partnership Agreement. If the liquidation is approved, CRI, Willoughby and Dockser would waive their right to this fee and would be eligible to receive the incentive disposition fee. The incentive disposition fee would be considered a debt of the Partnership, payable prior to any return of capital or any preferred return to the BAC Holders.

     As used in this Consent Solicitation, net sales proceeds means all sale proceeds received by the Partnership from a Local Partnership (which would already reflect payment of any mortgage financing and transaction costs) from the sale of an Apartment Complex, or directly from the purchaser from the sale of the Partnership's interest in a Local Partnership, less repayment of any purchase money note financing related to the applicable Local Partnership and after payment of the expenses related to the sale, including, where applicable, the incentive disposition fee to CRI. See WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION - RISK FACTORS- Repayment of Purchase Money Notes. As used in this Consent Solicitation, sales price means the gross amount of consideration paid by a purchaser for an Apartment Complex or the Partnership's interest in a Local Partnership, including any assumption of debt.

Q: WHY IS THE MANAGING GENERAL PROPOSING TO SELL THE PARTNERSHIP PROPERTIES AT THIS TIME?

A: CRI is recommending the Liquidation because we believe the Partnership has maximized the principal benefits of owning the Apartment Complexes, in particular: (1) providing tax benefits in the form of tax losses which BAC Holders may use to offset income from other sources; (2) generating current income for BAC Holders through cash distributions; and (3) providing potential capital appreciation opportunities. In addition, the current low interest rate environment may make the acquisition of major investments, like multi-family rental properties, more attractive to purchasers.

         We believe that in light of the lack of distributions to BAC Holders from operations, the increasing age of the Partnership's properties and increasing maintenance and administrative expenses for the Apartment Complexes, the sale of the Partnership properties is in the best interests of the Partnership and the BAC Holders.

Q: WHY SHOULD THE PARTNERSHIP AGREEMENT BE AMENDED TO PERMIT CRI TO BE ELIGIBLE TO RECEIVE AN INCENTIVE DISPOSITION FEE?

A: When the Partnership was initially formed, we viewed our role in the disposition of the Apartment Complexes as limited to strategy and analysis of sales proposals obtained and presented by others (such as the Local General Partners of Local Partnerships or third party brokers). We are currently entitled to a fee of 1% of the sales price generally payable after a return of capital and preferred to return to BAC Holders.

         We did not anticipate active involvement in the marketing of and finding buyers for the properties, or in the negotiation, due diligence and execution of sales of the properties. However, we believe that CRI is now in a better position than the Local Partners or unaffiliated real estate agents to maximize value in connection with the sale of the Apartment Complexes because of CRI's extensive experience over the past decade in locating and directly marketing similar properties to qualified buyers, negotiating sales contracts and shepherding sales transactions to closing for dozens of such properties nationwide in CRI's affiliated portfolios. We believe that the Partnership should take advantage of this experience and that CRI should be compensated at a market rate (up to 5% of the sales prices) for its efforts where CRI takes such an active role in seeking to dispose of the properties in the same way as Local General Partners or real estate agents would have been compensated for such services. The amendment would permit such compensation but would have no impact on the existing provisions in the Partnership Agreement limiting aggregate property disposition fees and commissions to the lesser of the competitive rate payable for similar services or 6% of the sales price of the Apartment Complex.

Q: DOES THE MANAGING GENERAL PARTNER RECOMMEND THAT I CONSENT TO THE
LIQUIDATION?

A. Yes. CRI recommends that BAC Holders consent to the Liquidation by marking the box entitled "FOR" on the enclosed consent card and returning it promptly in the enclosed postage-prepaid envelope. CRI, Dockser and Willoughby, however, have conflicts of interest in recommending the Liquidation, in part due to the incentive disposition fee that we will be eligible to receive if the BAC Holders approve the Liquidation. For additional information regarding our conflicts of interest, see "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Interests of Certain Persons in the Liquidation."

Q: WHAT WILL HAPPEN IF THE LIQUIDATION IS APPROVED?

A: We will seek to market and sell the Partnership's interests in Apartment Complexes or the Apartment Complexes themselves to independent entities and distribute the net proceeds to the Partners in accordance with the terms of the Partnership Agreement, as amended. Following these steps, we will take all necessary steps to terminate the Partnership. We expect that it will take between 12 to 18 months from the date of the BAC Holders' approval of the Liquidation to sell the Partnership's interests in the Apartment Complexes. Dissolution can be a complex process that may depend on a number of factors, some of which are beyond our control. Accordingly, there can be no assurance that the Liquidation will be completed within the specified time frame. Completion of the Liquidation may also be subject to certain risks, see "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Risks of the Liquidation."

Q: WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE LIQUIDATION?

A: The sale of the Apartment Complexes may generate both ordinary income and capital gain or loss to the BAC Holders for United States federal income tax purposes. Distribution of the Liquidation proceeds may result in additional capital gain or loss to the BAC Holders for

United States federal income tax purposes. Tax matters are very complicated and your tax consequences may depend on your financial situation and whether you purchased your BACs in the original offering or the secondary market. Please consult your tax advisor to determine the tax consequences of the Liquidation. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Material Federal Income Tax Considerations."

Q: WHAT IF THE LIQUIDATION IS NOT APPROVED?

A: If the Liquidation is not approved by the requisite number of BAC Holders, then the Partnership will continue to operate as a legal entity with its assets and liabilities. We do not currently anticipate cash distributions to be generated from operations.

CONSENT SOLICITATION PROCESS

Q: AM I REQUIRED TO VOTE ON THE LIQUIDATION?

A: No. You are not required to vote. However, we cannot complete the Liquidation without the approval of BAC Holders holding at least a majority of the BACs entitled to vote on the Liquidation.

Q: HOW DO I VOTE?

A: Please mark your vote, sign and return the consent card using the enclosed postage pre-paid envelope. Your consent card must be received by 5:00 p.m., Eastern Time, on February 14, 2003 (unless such date and/or time is extended in CRI's sole discretion).

Q. CAN I REVOKE MY CONSENT?

A. Yes. BAC Holders may withdraw or revoke their consent at any time prior to the earlier of 5:00 p.m., Eastern Time, on February 14, 2003, or the date on which the Liquidation is approved by a majority of the outstanding BACs of the Partnership. To be effective, a written or facsimile revocation or withdrawal of the consent card must be received by the transfer agent prior to such time and addressed as follows: CRI-85 Revocation, Registrar and Transfer Company. A notice of revocation or withdrawal must specify the BAC Holder's name and the number of BACs being withdrawn.

Q: DO HOLDERS OF BENEFICIAL ASSIGNEE CERTIFICATES HAVE APPRAISAL RIGHTS?

A: Under applicable state law, BAC Holders are not entitled to appraisal rights with respect to the value of their interests. There will not be any procedure by which a BAC Holder can seek an alternative valuation of his or her BACs, regardless of whether the BAC Holder does or does not consent to the Liquidation.

                        --------------------------------
              WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION
                        --------------------------------


 -------------------------------------------------------------------------------

The information contained in this consent solicitation statement with respect to the Liquidation is qualified in its entirety by reference to the Plan of Liquidation and Dissolution and the Partnership Amendment, a copy of the Plan of Liquidation and Dissolution is attached to this consent solicitation statement as Appendix A, and is incorporated herein by reference. The text of the Partnership Amendment is set forth in "Amendment to the Partnership Agreement."

 -------------------------------------------------------------------------------

BACKGROUND AND REASONS FOR THE LIQUIDATION

         The Partnership was formed in 1984 to invest in real estate, by acquiring and holding limited partner interests in limited partnerships ("Local Partnerships"), which in turn own Apartment Complexes. We believe the Partnership has maximized the principal benefits of owning Apartment Complexes, in particular: (1) producing tax benefits in the form of tax losses which BAC Holders may use to offset income from other sources; (2) generating current income for BAC Holders through cash distributions; and (3) providing potential capital appreciation opportunities. Consequently, we are recommending that the BAC Holders approve the Liquidation.

         Before recommending the Liquidation, we considered the benefits and risks associated with continuing the business of the Partnership. After weighing the benefits and risks of continuation, we believe that the Liquidation will have the greater likelihood of providing optimal economic benefits for the BAC Holders. We believe that the Liquidation provides the best alternative for the BAC Holders for the following reasons:

     (1) Cash flow from the ongoing operations of the Apartment Complexes is not sufficient to generate distributions to the BAC Holders;

     (2) Depreciation deductions with respect to the Local Partnership's properties are nearly depleted. As a result, the Partnership will begin to generate passive income to BAC Holders with no corresponding cash distributions to cover the tax liability;

     (3) The Liquidation will provide BAC Holders with a return of capital, giving BAC Holders the opportunity to redeploy such funds to seek a higher rate of return;

     (4) Due to changes in federal income tax laws in 1986, tax benefits generated by the Partnership's investments, generally, cannot be currently utilized by BAC Holders, but must be suspended until the sale of Apartment Complexes or the sale of the BAC Holder's partnership interests. The Liquidation will permit the BAC Holders to utilize such tax benefits;

     (5) The current interest rate environment provides purchasers the opportunity to leverage properties at historically low carrying costs and, therefore, creates favorable market conditions to sell;

     (6) Currently, there is no established market for the BACs and BAC Holders are only able to sell their BACs in an informal and sparse secondary market, which contains a small number of participants with infrequent transactions. In addition certain entities that hold BACs have made unregistered tender offers for less than 5% of the BACs. Such "mini" tender offers have been made to BAC Holders for their interests in the Partnership at prices which we have deemed to be insufficient. We believe that there may be a desire on behalf of a significant number of BAC Holders to liquidate portions of or their entire investment in the Partnership. Liquidation of the Partnership will result in an accelerated return of capital to the BAC Holders and allow the conversion of their investment to cash; See "THE PARTNERSHIP AND THE GENERAL PARTNERS-- Market for the BACs";

(7) To the extent the Apartment Complexes are not sold, they will continue to subject the Partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions and the supply and demand for properties of the type owned by the Partnership;

(8) Maintenance and administrative expenses associated with aging Apartment Complexes in which the Partnership holds interests will continue to increase;

(9) The elimination of the yearly expense and possible delay to individual BAC Holders' preparation of tax returns due to their investment in a limited partnership. Most investors find the required Form K-1 complicated to report on their tax returns, requiring individuals to incur tax return preparation costs they would not otherwise have;

(10) Refinancing the Apartment Complexes would likely generate less cash than a sale due to loan to value limits generally imposed by lenders of approximately 80%. In addition, refinancing would trigger maturity of the Purchase Money Notes on two of the Apartment Complexes, wiping out any cash available for distribution with respect to those properties. Although refinancing would result in the distribution of cash without triggering a taxable gain, CRI believes the greater proceeds that may be generated on a sale rather than refinancing, when considered in connection with the unused tax benefits available to most BAC Holders, make a sale a more attractive alternative. Finally, selling some properties while refinancing others would result in a smaller fund carrying continuing fixed expenses, so less cash would be available to distribute to BAC Holders.

(11) The sales of Apartment Complexes have always been a specific business objective of the Partnership, and we believe that the Liquidation is consistent with this objective.

         If the Partnership were to continue under its current structure, BAC Holders would likely retain their investment without any significant appreciation in value or near term exit opportunities. However, possible improvements in economic and market conditions could produce increased cash flow and enhance the sales price of the Apartment Complexes. Consequently, while we believe that the Liquidation will achieve more favorable economic results for BAC Holders, we cannot assure you that continuation of the Partnership's business would not produce better results than those obtained in the Liquidation.

         When the Partnership was initially formed, we viewed our role in the disposition of the Apartment Complexes as limited to strategy and analysis of sales proposals obtained and presented by others (such as the Local General Partners of Local Partnerships or third party brokers). We are currently entitled to a fee of 1% of the sales price generally payable after a return of capital and preferred to return to BAC Holders.

         We did not anticipate active involvement in the marketing, finding buyers, negotiation, due diligence and execution of sales of the properties. However, we believe that CRI is now in a better position than the Local General Partners or unaffiliated real estate agents to maximize value in connection with the sale of the Apartment Complexes because of CRI's extensive experience over the past decade in locating and directly marketing similar properties to qualified buyers, negotiating sales contracts and shepherding sales transactions to closing for dozens of such properties nationwide in CRI's affiliated portfolios. We believe that the Partnership should take advantage of this experience and that CRI should be compensated at a market rate (up to 5% of the sales prices) for its efforts where CRI takes such an active role in seeking to dispose of the properties in the same way as Local General Partners or real estate agents would have been compensated for such services. The amendment would permit such compensation but would have no impact on the existing provisions in the Partnership Agreement limiting aggregate property disposition fees and commissions to the lesser of the competitive rate payable for similar services or 6% of the sales price of the Apartment Complex.

         Therefore, we are also requesting that the Limited Partnership Agreement be amended to permit CRI be eligible to receive a greater property disposition fee than the currently authorized property fee on sales where, instead of relying on and paying disposition fees to third party intermediaries (such as Local General Partners or unaffiliated real estate agents), CRI markets and sells Partnership properties. The Limited Partnership Agreement provides that all property disposition fees payable to the General Partners and any other commissions payable upon the sale of the Apartment Complexes may not exceed the lesser of the competitive rate for such services or 6% of the sales price of the Apartment Complexes. The proposal amendment would not change this limit on property disposition fees or otherwise increase the fees payable by the Partnership in connection with the sales of the Partnership's properties.

         The incentive disposition fee (which would be payable to CRI in lieu of such a fee being paid to a third party) would be considered a debt of the Partnership, payable prior to any return of capital or preferred return to the BAC Holders. In addition, CRI, Dockser and Willoughby will waive that portion of the currently authorized deferred fee of 1% sales price payable to them under the Partnership Agreement.

         No independent third party has reviewed or approved our recommendation. We have conflicts of interest in recommending the Liquidation as a result of the proposed related partnership agreement amendment regarding the incentive disposition fee (see "Interests of Certain Persons in the Liquidation"). However, we believe that our recommendation is in the best interest of BAC Holders and, therefore, consistent with our fiduciary duties to the BAC Holders. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- The General Partners -- Fiduciary Duties of the General Partners." Consequently, we recommend that the BAC Holders of the Partnership consent to the Liquidation by marking the box entitled "FOR" on the enclosed consent card.

         BAC Holders are urged to consult with their independent financial and tax advisors prior to consenting to the Liquidation.

RISKS OF THE LIQUIDATION

         The following is a description of the risks which we believe, as of the date of this consent solicitation statement, are material in connection with the Liquidation.

         BAC Holders should consider the following factors in reaching a decision as to whether to approve the Liquidation.

         Uncertainty of Amount and Timing of Liquidating Distributions to BAC Holders. A number of factors will affect the amount and timing of liquidating distributions in the Liquidation, including the prices for which the Apartment Complexes are sold, the condition of the real estate market during the Liquidation, the costs of liquidation and other matters, which may be beyond the control of the Partnership. There is also no assurance that the Partnership's assets can be sold within a reasonable period of time. As a result, we cannot guarantee the timing or amount of liquidating distributions to BAC Holders. See "-- Plan of Liquidation and Dissolution."

         Sales of Assets Pursuant to the Plan of Liquidation and Dissolution Not Subject to BAC Holder Approval. If the BAC Holders approve the Liquidation, CRI will commence marketing of all of the Partnership's properties. BAC Holders will have no right or opportunity to vote on the sale of each Apartment Complex and will, therefore, have no right to approve or disapprove the terms of any such sale. Therefore, by consenting to the Liquidation, BAC Holders are granting us authority to sell all of the Partnership's assets upon terms and conditions which we deem appropriate. See "-- Plan of Liquidation and Dissolution." (In the past, consistent with the terms of the Partnership Agreement, BAC Holder consent was not necessary to sell interests in a single Apartment Complex. The proposal to sell all of the Partnership's remaining assets in a series of contemporaneous dispositions triggers the need for BAC Holder consent.)

         Change in Fee Structure. Adoption of the Partnership Amendment would result in CRI being eligible to receive greater fees than are currently authorized, although it would not change the overall limit on disposition fees and commissions currently provided for in the Partnership Agreement and such fees would be payable in lieu of fees that would be otherwise payable to third parties. In addition, the incentive disposition fee would be considered a debt of the Partnership, payable prior to any return of capital or preferred return to the BAC Holders. Based on the Managing General Partner's estimated ranges of property values discussed elsewhere in this Consent Solicitation, under the Partnership's current fee structure CRI and the other General Partners would not receive their 1% disposition fee from the sale of Apartment Complexes as a result of the level of priority of payment of such fee. CRI, Willoughby and Dockser will waive this fee if the Liquidation is approved.

         Repayment of Purchase Money Notes. The Partnership has obligations with respect to two of its four remaining investments in Local Partnerships in the form of purchase money notes. The purchase money notes, which are nonrecourse to the Partnership, are secured by the Partnership's interest in the respective Local Partnerships: specifically, The Pointe and Paradise Foothills (the note secured by CRI-85's investment in The Pointe matures in June 2003 and the note secured by CRI-85's interest in Paradise Foothill matured in 1996). We do not expect that sales proceeds from the sale of Paradise Foothills will exceed the amounts required to pay the respective purchase money notes' principal and accrued interest and thereby generate funds for distribution to the Limited Partners.

         Furthermore, if the sales proceeds from the sale of Apartment Complexes in either of these Local Partnerships with matured or maturing purchase money notes are not sufficient to satisfy the related purchase money notes, the noteholders may foreclose on the Partnership's interest in the related Local Partnerships. In the event of a foreclosure, the excess of the nonrecourse indebtedness over the carrying amount of the Partnership's investment in the related Local Partnership would be deemed cancellation of indebtedness income, which would be taxable to BAC Holders at a federal tax rate of up to 38.6%.

         Delay in Receiving Certain Benefits of Sale. The Partnership Agreement authorizes us to utilize proceeds from the sale of Apartment Complexes to establish reserves for authorized Partnership purposes. We may reserve some of the remaining undistributed proceeds from the sale of Apartment Complexes for such purposes as reserves for unknown liabilities, payment at maturity, prepayment or purchase prior to maturity of nonrecourse obligations of the Partnership under seller financing currently outstanding with respect to two of the remaining Apartment Complexes, audit costs and tax return preparation.

         Lack of Independent Representation. The Partnership has not retained an independent representative to act on behalf of the BAC Holders or the Partnership in designing the overall structure of the Liquidation, including the amendment to the Partnership Agreement. In addition, we do not intend to employ an independent agent to (i) structure and negotiate the terms and conditions (including the consideration to be received) upon which the Partnership's assets will be sold or (ii) determine what competitive commissions would be for the purpose of determining the amount of an incentive disposition fee which the Managing General Partner may be eligible to receive for marketing and selling the properties. There is no assurance that we can obtain better results for the Partnership in the sale of Apartment Complexes than would otherwise be obtained by the Local General Partner or a third party broker. No sales, however, will be made to affiliates of the General Partners.

         Indemnification Under the Partnership Agreement. The Partnership Agreement provides that the General Partners and their respective affiliates (as defined in the Partnership Agreement and to the extent such affiliates are acting for or on our behalf) are not liable to the Partnership, BAC Holders or any other person having any other interest in BACs for any loss (including attorney's fees) which arises out of their acts or omissions, if the General Partners acted in good faith, on behalf of the Partnership, and determined that such course of conduct was in the best interests of the Partnership and did not constitute fraud, bad faith, negligence or misconduct on our part. As a result of these provisions, BAC Holders may have more restricted rights of action than they would otherwise have if such restrictions had not been included in the Partnership Agreement. In general, the General Partners may not be indemnified under the Partnership Agreement with regard to liabilities arising under federal or state securities laws, rules or regulations.

         If a claim were made against the General Partners in connection with their actions on behalf of the Partnership with respect to the Liquidation, they would most likely seek to be indemnified by the Partnership with respect to such claim. Any expenses (including legal fees) incurred by the General Partners in defending such claim may be paid as they are incurred, which may be prior to the final disposition of such claim, only upon determination by independent legal counsel, in a written opinion, that indemnification of the General Partner is proper because he or it has met the applicable standard of conduct set forth above. As a result of these indemnification rights, a BAC Holders's remedy with respect to claims against the General Partners relating to their involvement in the Liquidation could be more limited than the remedies that would have been available absent the existence of these rights in the Partnership Agreement. A successful claim for indemnification, including the expenses of defending a claim made, would reduce the Partnership's assets by the amount paid.

         Loss of Opportunity to Benefit from Future Events: The primary disadvantage of disposing of the Apartment Complexes pursuant to the Liquidation is that there can be no assurance that the Liquidation will result in greater returns to BAC Holders than a continuation of the Partnership. After the Liquidation, the Partnership will not benefit from possible improvements in economic and market conditions that could produce increased cash flow and enhance the sales price of the Apartment Complexes.

PLAN OF LIQUIDATION AND DISSOLUTION

         The Liquidation is to be effected in accordance with the terms and conditions set forth in the proposed Plan of Liquidation and Dissolution and the Partnership Agreement, as amended. Upon approval of the Liquidation, CRI will
(1) seek to sell the assets of the Partnership to independent third parties and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, including the incentive disposition fee, (2) pay or make provision for payment of all Partnership obligations and liabilities and
(3) distribute the remaining assets as set forth in the Partnership Agreement, as amended and as described in this consent solicitation statement. We will then file a Certificate of Cancellation with the Maryland State Department of Assessments and Taxation, whereupon, or at such later time as may be specified in the Certificate of Cancellation, the Partnership will be terminated and it will cease to exist.

         Pursuant to the Plan of Liquidation and Dissolution, prior to completing the Liquidation, the Partnership must file all tax returns with federal, state and local tax authorities, and must file all reports with the Securities and Exchange Commission and provide such reports to BAC Holders in accordance with the Partnership Agreement. Pending the sale of the Apartment Complexes, the Local Partnerships will continue to lease units in the Apartment Complexes and the Partnership will continue to operate.

         A BAC Holder's approval of the Liquidation constitutes consent to:

(1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to a Plan of Liquidation and Dissolution;

(2) the amendment of the Limited Partnership Agreement, dated December 26, 1984, to permit CRI to be eligible to receive the payment of an incentive disposition fee of up to 5% of the sales price of Apartment Complexes where CRI markets and sells the Apartment Complexes instead of the Local General Partners or unaffiliated real estate agents. This incentive disposition fee will be payable upon the sale of a Partnership property; CRI, Dockser and Willoughby would waive their respective shares of the currently authorized deferred fee of 1% of the sales price and the incentive disposition fee would subject to the cap on total disposition fees currently provided by the Partnership Agreement; and

(3) the grant of authority to CRI to take any action necessary or incidental and consistent with the Partnership Agreement, as amended, the proposed Plan of Liquidation and Dissolution, and to complete the foregoing on the terms described in this consent solicitation statement.

         We expect to complete the sale of the Apartment Complexes in 12 to 18 months from the date of the BAC Holders' approval of the Liquidation. Dissolution, however, can be a complex process which may depend on a number of factors, and some of these factors are beyond our control. For example, the Partnership may be pursuing claims against others or defending litigation or there may be other contingencies to which the Partnership may become subject during the Liquidation. Consequently, the final liquidating distribution may occur months after all of the Apartment Complexes have been sold.

         For a description of the Partnership Amendment, see "Amendment to the Partnership Agreement" and "Interests of Certain Persons in the Liquidation." Consummation of the Liquidation is subject to the consent of BAC Holders and certain other conditions. See "CONSENT PROCEDURES" and "Other Conditions to the Liquidation."

AMENDMENT TO THE PARTNERSHIP AGREEMENT

         The Partnership Agreement provides that all property disposition fees and any other commissions payable upon the sale of the Apartment Complexes may not exceed the lesser of the competitive rate for such services or 6% of the sales price of the Apartment Complexes. Under this cap, the General Partners and the Special Limited Partner are currently entitled to receive a fee of 1% of the aggregate selling prices of the Apartment Complexes, payable after the BAC Holders have received a return of all their capital contributions and a preferred return (without deduction for prior cash distributions other than prior distributions of proceeds from any sale or refinancing). We believe that this fee represents compensation for addressing a general disposition strategy, reviewing sale proposals made by Local General Partners and analyzing the effect of such proposals on the Partnership and the BAC Holders.

         We did not contemplate further involvement in the sales process, because we anticipated that Local General Partners, brokers and real estate consultants would be responsible for finding buyers, negotiating terms, performing due diligence on purchasers and executing sales. We originally intended that the unaffiliated Local General Partners of the Local Partnerships and/or nonaffiliated real estate agents would perform these services. We now believe that CRI, and not the Local General Partners of the Local Partnerships and/or nonaffiliated real estate agents, is in a better position to maximize value in connection with the sale of Apartment Complexes because of CRI's experience in locating qualified buyers, negotiating sale contracts and shepherding transactions to closing for dozens of properties nationwide in its affiliated portfolios. In particular, CRI has developed an expertise in directly marketing its properties, developing targeted sales packages and focusing on qualified buyers. However, no authority currently exists under the Partnership Agreement for CRI, or other affiliates, to receive additional compensation for the type of lengthy, complex and expensive property-specific services that CRI is prepared to provide in connection with the sale of Apartment Complexes. These services were not originally contemplated and are now possible because of CRI and/or its affiliates' expanded and further-developed expertise.

         Consequently, we are seeking your authorization to amend the Partnership Agreement to permit CRI to be eligible to receive an incentive disposition fee of up to 5% of the sales price of Apartment Complexes for our efforts in marketing and selling the Apartment Complexes (which would be payable to CRI in lieu of such a fee being paid to third parties) and be payable upon a sale of an Apartment Complex. CRI, Dockser and Willoughby would waive their respective shares of the currently authorized deferred fee of 1%. This incentive disposition fee would be payable as a debt of the Partnership with respect to each property CRI markets and sells prior to any distributions to BAC Holders in respect of their capital contributions or preferred return in the same way as any commissions or fees that would have otherwise been payable to Local General Partners or third parties for their service. The overall cap on the amount of commissions or property disposition fees equal to the lesser of the competitive rate for such services or 6% of the sales prices of the Apartment Complex would still apply.

         In order to allow the payment of the incentive disposition fee to the Managing General Partner, Section 4.02 (a) of the Partnership Agreement would be amended by inserting the following provision at the end thereof:

         "Notwithstanding and in addition to the foregoing, the Managing General Partner may receive a fee (not to exceed 5% of the sales price of the Apartment Complexes) from the

Partnership or the Local Partnership for services provided by the Managing General Partner and/or its Affiliates in connection with the marketing and sale of Apartment Complexes. Such fee (an "Incentive Disposition Fee"), which shall be payable pursuant to Section 4.02(a)(i), shall only be payable upon the sale of an Apartment Complex or a sale of the Partnership's interest in the Local Partnership (a sale in either of such formats is referred to in this Section 4.02(a) as a "sale of an Apartment Complex"), and shall be subject to the following restrictions: (i) all property disposition fees and any other commissions payable upon the sale of any Apartment Complex, inclusive of any fees to the General Partners and/or their Affiliates, shall not exceed the lesser of the competitive rate paid to third parties for similar services or 6% of the sales price of the applicable Apartment Complex, (ii) the Managing General Partner and/or its Affiliates must provide substantial services in connection with the marketing and sales effort (as determined by the General Partners), and (iii) CRI, Dockser and Willoughby shall waive their respective shares of the 1% fee payable under Section 4.02(a)(ix) above."

         This amendment to the Partnership Agreement is part of the Liquidation and requires the approval of a majority of the holders of outstanding BACs on December 20, 2002.

INTERESTS OF CERTAIN PERSONS IN THE LIQUIDATION

         General. CRI and the other General Partners have an interest in the Liquidation. As General Partners of the Partnership, however, we are required to perform our duties consistent with our fiduciary duties to the BAC Holders, in compliance with the terms of the Partnership Agreement, and without regard to whether our affiliates or we have an interest in a proposed transaction. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- The General Partners -- Fiduciary Duties of the General Partners" for a description of the General Partners' duties with respect to the Partnership.

         In addition, certain affiliates of the Managing General Partner are currently General Partners of the four Local Partnerships in which the Partnership has a limited partner interest. See "-- Affiliates of the Managing General Partner" below.

         The following table sets forth a comparison of the current and proposed compensation arrangement as they relate to the distribution of proceeds from the sale of an Apartment Complex.


Current Order of Distributions of Sale                                                     Amendment Proposal for
--------------------------------------                                                     ----------------------
Proceeds Received by the                                                                   Distribution of Sale Proceeds
------------------------                                                                   -----------------------------
Partnership                                                                                Received by the Partnership (in
-----------                                                                                -------------------------------
                                                                                           Order of Distribution)
                                                                                           ----------------------
1) to the payment of debts and  liabilities  of the  Partnership  (including all
expenses  of the  Partnership  incident to the Sale or  Refinancing)  other than           Same, except an incentive
loans or other debts and  liabilities  of the  Partnership to any Partner or any           disposition fee may be paid to the
Affiliate,  such  debts  and  liabilities,  in  the  case  of  a  nonliquidating           Managing General Partner
distribution,  to be only those  which are then  required  to be paid or, in the judgment of the Managing General Partner, required to be provided for;

2) to the establishment of any Reserves which the Managing General Partner deems           Same
reasonably  necessary fur  contingent,  unmatured or unforeseen  liabilities  or obligations of the Partnership;

3) except in the case of a  refinancing,  to each  Partner  and  Assignee  in an           Same
amount  equal to the positive  balance in his Capital  Account as of the date of the sale adjusted for  operations  and  distributions  to that date,  but before allocation of any Profits for Tax Purposes realized from such sale and allocated pursuant to Section 4.03(d) of this Agreement;

4) to the  Assignees  and  Additional  Limited  Partners an aggregate  amount of           Same
proceeds from Sale or Refinancing and all prior Sales or  Refinancings  equal to their Capital  Contributions,  without  reduction  for prior cash  distributions other than prior distributions of Sale and Refinancing Proceeds:

5) to the Special  Limited  Partner an amount equal to 1% of the sum of the Sale           Same
and  Refinancing  Proceeds  less the  amounts  set  forth in this  Section  4.02
(a)(i)-(iii) above;

6) to the Assignees and Additional  Limited Partners,  an amount for each fiscal           Same
year after 1986, equal to a noncompounded  cumulative  return of 6% per annum of the Capital  Contribution  paid by each  Assignee  and each  Additional  Limited
Partner,  which additional amount may be increased by the Tax Bracket Adjustment
Factor,  and reduced,  but not below zero, by  distributions of Net Cash Flow to each Assignee and  Additional  Limited  Partner:  and to the Special and Initial
Limited Partners, in the amount of their



Capital Contributions, respectively;

7) to the repayment of any unrepaid loans theretofore made by any Partner or any           Same
Affiliate to the Partnership  for Partnership  obligations and to the payment of any unpaid amounts owing to the General Partners under this Agreement;

8) to the General Partners in the amount of their Capital Contributions;                   Same

9)  thereafter,  in equal  shares to the General  Partners  for  services to the           CRI, Dockser and Willoughby will
Partnership  and to the  Special  Limited  Partner  whether or not any is then a           not be entitled to any portion of
General Partner or a Special Limited Partner (or their designees),  an aggregate           this fee
fee of 1% of the gross  proceeds  resulting  from (A) such Sale (if the Proceeds are from a Sale  rather than a  Refinancing)  and (B) any prior Sales from which such 1 % fee was not paid to the General Partners or the Special Limited Partner or their designees;

10) to the General Partners, the Initial Limited Partner and the Special Limited           Same
Partner an amount  equal to the total of all accrued but unpaid  portions of the
Deferred Cash Flow Return which were previously deferred pursuant to Section 4.0
1(h); and

11) the  remainder,  12.00% in the  aggregate  to the General  Partners  and the           Same
Initial Limited Partner (or their assignees) (11.51% to the General Partners and
..49% to the Initial Limited  Partner)  85.00% in the  aggregate to the Assignees and Additional  Limited  Partners,  as a group (or their assignees) and 3.00% to the Special Limited Partner.


         The Partnership has not retained an independent representative to act on behalf of the BAC Holders or the Partnership in designing the overall structure of the Liquidation, including the amendment to the Partnership Agreement. In addition, we do not intend to employ an independent agent to (i) structure and negotiate the terms and conditions (including the consideration to be received) upon which the Partnership's assets will be sold or (ii) determine what competitive commissions would be for the purpose of determining the amount of an incentive disposition fee which the Managing General Partner may be eligible to receive for marketing and selling the properties. There is no assurance that we can obtain better results for the Partnership in the sale of Apartment Complexes than would otherwise be obtained by the Local General Partner or a third party broker. No sales, however, will be made to affiliates of the General Partners.

           Affiliates of the Managing General Partner.

         The Local Partnerships in which the Partnership is invested were organized by private developers, unaffiliated with CRI, who acquired the sites, or options thereon, applied for mortgage loans and applicable mortgage insurance and/or entered into construction contracts, and who often remain as the Local General Partners in the Local Partnerships. The general partners of the Local Partnerships retain responsibility for maintaining, operating and managing the projects. The Local General Partners may operate other apartment complexes that may be in competition for eligible tenants with the Local Partnerships' apartment complex. However, in the event of non-compliance with a Local Partnerships' Partnership Agreement, the Local General Partner may be removed and replaced with another Local General Partner or with an affiliate of the Partnership's Managing General Partner. In addition, to protect the
Partnership's interest as a limited partner in each Local Partnership, an affiliate of CRI became a general partner ("Affiliated Local Partner") in each Local Partnership. An affiliate of CRI is now the only general partner in the Local Partnership that owns the Semper Village apartment complex.

         In addition to the distribution of sales proceeds received by the Partnership set forth above, the affiliates of the Managing General Partner, in their capacity as Affiliated Local Partners of the Local Partnerships, are entitled to receive a certain share of distributions and sales proceeds pursuant to the Local Partnerships' Partnership Agreements prior to distribution to the Partnership. The table below sets forth the Affiliated Local Partner's allocable share of distributions.


                                                  Affiliated Local Partner's
                                                  --------------------------
              Name and Location                  Share of Profits, Losses and
              -----------------                  ----------------------------
             Of Apartment Complex                        Distributions
             --------------------                        -------------

Paradise Foothills
Phoenix, AZ                                                   .01%

The Pointe
El Paso, TX                                                   .01%

Semper Village
Westminster, CO                                              1.00%

Willow Creek II
Kalamazoo, MI                                                 .01%

         The Affiliated Local Partner will receive its partnership share, ranging from .01% to 1.00%, of the proceeds from the Sale or Refinancing of the Apartment Complex owned by the Local Partnership attributable to its interest in the Local Partnership, after the Partnership as a limited partner has received an amount equal to or greater than 120% of the Partnership's investment in the Local Partnership, and after the other partners have received a return of their capital contributions. The Affiliated Local Partner will also receive a return of its capital contributions and repayment of any loans made to the Local Partnership.

         As of December 31, 2001, the Partnership is the principal limited partner in the four remaining Local Partnerships. As a limited partner, the Partnership's legal liability for obligations of the Local Partnerships is limited to its investment.


SUMMARY HISTORICAL FINANCIAL DATA

         The following summary historical financial data, insofar as it relates to each of the years ended December 31, 1997 through 2001, has been derived from the annual financial statements of the Partnership, including the balance sheets at December 31, 1997, 1998, 1999, 2000 and 2001 and the related statements of income for the years ended December 31, 1997 through 2001, and the notes thereto as included in the Partnership's Annual Report on Form 10-K or Form 10-KSB for the year ended December 31, 1997 through 2001. The data for the nine months ended September 30, 2002 has been derived from unaudited financial statements as included in the Partnership's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002, which, in the opinion of the Managing General Partner, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim period.

                         For the Nine
                         Months Ended                             For the Year Ended December 31,
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Statement of            September             2001              2000             1999             1998           1997
                        ---------             ----              ----             ----             ----           ----
Operations              2002
                        ----
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Revenues                $413,601        $833,020         $758,273          $1,013,152       $776,601        $692,033
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Net Income              $7,538          $4,454,912       ($791,325)        $8,965,859       ($494,532)      $2,138,920
(Loss)
allocated to
 BACs
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

-------------------------------------------------------------------------------------------------------------------------
Earnings                   $0.36           $210.55          ($37.40)          $423.76          ($23.37)        $100.92
(Loss) per
BAC
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Balance Sheet Data:
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Total Assets            $5,310,333      $5,118,502       $9,314,811        $8,908,132       $3,291,173      $2,774,058
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Long -term liabilities  $2,811,191      $2,641,816       $11,445,871       $10,166,093      $9,029,131      $8,017,800
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Other Data:
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------
Distributions per BAC   $0.00           $0.00            $0.00             $232.00          $0.00           $0.00
----------------------- --------------- ---------------- ----------------- ---------------- --------------- -------------

Events that generated capital gain and income to the Partnership and its BAC holders materially affected Net Income (Loss) for the years 1997, 1999 and 2001. During 1997, the Partnership (i) lost its interest in the Deerfield property to foreclosure by the mortgagee, and (ii) sold its remaining interest in the River Local Place Partnership in exchange for forgiveness of PMN principal and interest. During 1999, the Local Partnerships that owned Springfield and Devonshire sold those two properties. During 2001, the Partnership paid off the PMNs secured by its interest in Willow Creek at a discount, which significantly reduced the Partnership's long-term liabilities.

LIQUIDATION EXPENSES

     General. The Partnership will pay for the expenses of the solicitation and, if approved by BAC Holders, the Liquidation. Expenses are estimated to be as follows:

                       Solicitation/Communication Expenses

           Venable, Baetjer & Howard Legal Fees                       $45,000
           MacKenzie Partners, Inc.                           approx.  $5,000
           Printers                                           approx.  $5,000
           Postage                                                     $3,500
           Telephone                                                   $1,000


                                                                   ----------
    Sub Total                                                         $59,500


                                Liquidation Costs

           Estimated Incentive Disposition Fee (at maximum 5%)    $1,565,000 to $1,745,000
                                                                 (if properties are sold at 9.5%
                                                                  to 8.5% cap rate)
           Final audit and tax return preparation fees                   $74,000


           Dissolution filing fees                                        $1,000
                                                                        ----------
Sub Total                                                          $1,596,000 to $1,776,000

Total Costs                                                        $1,655,000 to $1,835,000
                                                                        ==========


         Solicitation/Communication Expenses. For purposes of the Liquidation, the term "Solicitation/Communication Expenses" includes expenses such as the costs of mailing and printing this consent solicitation statement, any supplements thereto or other documents related to the Liquidation, telephone calls, legal fees, appraisal fees, accounting fees, consent solicitation agent fees and other fees related to the solicitation of consents, as well as reimbursement of expenses incurred by brokers and banks, if any, in forwarding the consent solicitation statement to BAC Holders. The Partnership will pay these expenses whether or not the Liquidation is consummated.

         Liquidation Costs. For purposes of the Liquidation, the term "Liquidation Costs" means the incentive disposition fee paid pursuant to the amended Partnership Agreement, legal and accounting fees not included under Solicitation/Communication Expenses, travel expenses and all other fees related to the Liquidation, but not including Solicitation/Communication Expenses or costs that would have otherwise been incurred by the Partnership in the ordinary course of business.


Estimated Ranges of Value of Partnership Properties

CRI-85 did not employ any third party appraisers or other experts to establish the values of the properties owned by the Local Partnerships in which CRI-85 invested. Instead, we estimated the values of the properties using the direct capitalization method. This method involves applying a capitalization rate to the net operating income (NOI) generated by the property being valued. A capitalization rate is a percentage (rate of return) commonly applied by purchasers of commercial real estate to property NOI to determine the present value of income producing property. A lower capitalization rate will result in a higher property value; conversely a higher capitalization rate will result in a lower property value.

The first step in this valuation process is to determine the appropriate NOI. The NOI is defined as the actual or anticipated net income that remains after all operating expenses are deducted from effective gross income, but before mortgage debt service, book depreciation and capital expenditures are deducted. We analyzed the historical and current operations of the subject properties and projected the anticipated NOIs for 2003. We determined Gross Potential Rental Income (GPR) for each property by annualizing the GPR for each property as of the quarter ended September 30, 2002. Vacancy and collection loss estimates were based upon a review of historical and current operating data as well as a review of market conditions. This resulted in vacancy assumptions of: i) 10% for Paradise Foothills; ii) 10% for The Pointe; iii) 8% for Semper Village; and iv) 6% for Willow Creek. Other income excludes interest income and is based upon annualized actual year to date collections through the quarter ended September 30, 2002. Operating Expenses were based upon annualized actual year to date operating expenses through the quarter ended September 30, 2002. Management fees have been estimated at 4% of effective gross income. We then selected capitalization rates based on: (i) our experience in valuing similar properties;
(ii) discussions with local real estate brokers: and (iii) a review of investor surveys. The primary investor surveys relied upon in determining the applicable capitalization rates were the National Real Estate Index Market Monitor (NREI) for the second quarter 2002 and the Korpacz Real Estate Investor Survey for the third quarter 2002. These surveys report that capitalization rates for the
National Apartment Market ranged from 6.50% to 10.00% with an average capitalization rate of 8.36% reported by Korpacz and an average capitalization rate of 9.1% for Class B properties reported by NREI. Based upon the foregoing factors we applied a capitalization rate range of 8.5% to 9.5% to the properties. Arm's-length purchasers could base purchase offers on capitalization rates higher or lower than those used in this analysis, resulting in property values for each such property that could be lower or higher, respectively, than those set forth below.


When applying the capitalization rate range to the forecasted NOIs for the year 2003, CRI-85's real estate assets are valued in a range of $39,100,000 to $43,600,000. A summary of the individual property valuations and underlying assumptions relied upon in reaching these estimates is provided below.


                  ESTIMATED VALUATION OF PARTNERSHIP PROPERTIES

============================================= ==================== =============================== ===============================
PROPERTY                                        2003 Forcasted                  9.5%                            8.5%
                                                      NOI               Capitalization Rate             Capitalization Rate
--------------------------------------------- -------------------- ------------------------------- -------------------------------
Paradise Foothills                                 $739,481                  $7,800,000                      $8,700,000
--------------------------------------------- -------------------- ------------------------------- -------------------------------
The Pointe                                        $1,012,009                $10,700,000                     $11,900,000
--------------------------------------------- -------------------- ------------------------------- -------------------------------
Semper Village                                    $1,302,909                $13,700,000                     $15,300,000
--------------------------------------------- -------------------- ------------------------------- -------------------------------
Willow Creek II                                    $653,113                  $6,900,000                      $7,700,000
--------------------------------------------- -------------------- ------------------------------- -------------------------------
Total                                             $3,707,512                $39,100,000                     $43,600,000
============================================= ==================== =============================== ===============================

Calculating the estimated valuations of the partnership's real estate assets on a price per unit basis results in average per unit values ranging from $47,165 to $52,593. A review of sale transactions and discussions with real estate brokers in the various markets indicate that per unit prices within this range are attainable. A summary of the individual property valuations on a per unit basis is provided below.


             ESTIMATED PER UNIT VALUATION OF PARTNERSHIP PROPERTIES

============================================ =================== ================================ ================================
  PROPERTY                                         Units                      9.5%                             8.5%
                                                                       Capitalization Rate              Capitalization Rate
-------------------------------------------- ------------------- -------------------------------- --------------------------------
Paradise Foothills                                  180                      $43,333                          $48,333
-------------------------------------------- ------------------- -------------------------------- --------------------------------
The Pointe                                          238                      $44,958                          $50,000
-------------------------------------------- ------------------- -------------------------------- --------------------------------
Semper Village                                      252                      $54,365                          $60,714
-------------------------------------------- ------------------- -------------------------------- --------------------------------
Willow Creek II                                     159                      $43,396                          $48,428
-------------------------------------------- ------------------- -------------------------------- --------------------------------
Total/Average                                       829                      $47,165                          $52,593
============================================ =================== ================================ ================================



The Managing General Partner is providing this valuation analysis to assist BAC Holders in their decision whether or not to approve the Liquidation. While the Managing General Partner believes that the assumptions upon which it has relied are reasonable based on its experience, the cited surveys and its knowledge of the properties and markets, the Managing General Partner cannot and is not providing any assurance that the actual proceeds received for the Partnership properties will be within the estimated ranges. Actual sales may be lower than estimated by a significant amount.

Summary of Anticipated Liquidation

CRI continually evaluates whether a property should be sold or otherwise disposed of after consideration of relevant factors, including prevailing economic conditions, availability of favorable financing and tax considerations, with an objective of achieving maximum capital appreciation for your investment. At the current time, we are of the view that a sale of the properties would be advantageous given market conditions, the condition of the properties and tax considerations. In particular, CRI considered the dynamics of the local rental markets, the potential for appreciation in the value of a property and the tax consequences to you on a sale of the properties.

The Local Partnerships have certain liabilities consisting of mortgages and general partner or affiliate loans. The following table reviews the estimated payoff amounts for these liabilities projected as of June 30, 2003.

SUMMARY OF ALLOCABLE PARTNERSHIP INDEBTEDNESS
---------------------------------------------


                                                     LOCAL PARTNERSHIP INDEBTEDNESS

============================== ==================== ==================== ====================== ===================== ==============
 Estimated Payoff Amounts as
         of 6/30/03            Paradise Assoc. LP    Sheridan West LP      Mesa Partners LP      Willow Creek II LP
                                                                                                                       Total
------------------------------ -------------------- -------------------- ---------------------- --------------------- --------------
Payoff - 1st Mortgage                   $6,885,707           $6,774,226             $5,570,267            $2,347,036    $21,577,236
------------------------------ -------------------- -------------------- ---------------------- --------------------- --------------
Payoff  - 2nd Mortgage                          $0                   $0             $1,216,993                    $0     $1,216,993
------------------------------ -------------------- -------------------- ---------------------- --------------------- --------------
Payoff Local General Partner            $1,586,395                   $0             $1,480,509                    $0     $3,066,904
Loan(s)
------------------------------ -------------------- -------------------- ---------------------- --------------------- --------------
CRI-85 Loan(s)                                  $0                   $0               $637,185                    $0       $637,185
------------------------------ -------------------- -------------------- ---------------------- --------------------- --------------
Total                                   $8,472,102           $6,774,226             $8,904,954            $2,347,036    $26,498,318
============================== ==================== ==================== ====================== ===================== ==============

Certain liabilities of the Local Partnerships mature in 2003. In the case of Paradise Associates Limited Partnership, the mortgage loan, currently held by Beal Bank, is subject to a provisional workout arrangement which is subject to modification on June 1, 2003. In accordance with the terms of the provisional workout arrangement certain interest due under the mortgage obligation has accrued. As of June 30, 2003 the estimated outstanding principal balance and the accrued interest on the mortgage will be $6,885,707, comprised of $6,011,943 of principal and $873,764 of accrued interest. The Local Managing General Partner ("LMGP") is exploring financing options associated with a pay-off of the mortgage loan. As of October 16, 2002, the LMGP has applied for but has not received a commitment for refinancing. In the case of Mesa Partners Limited Partnership the first and second mortgages mature on July 10, 2003. The LMGP is exploring financing options associated with a pay-off or refinance of the mortgage loans.

In the case of Sheridan West Limited Partnership the principal amount of the first mortgage loan is estimated to be $8,150,000 as of June 30, 2003. The estimated payoff amount of this indebtedness is estimated to be $6,774,226, which is less than the outstanding principal balance due to the establishment of a sinking fund which is to provide for future redemption of the underlying mortgage bonds. As of June 30, 2003 the balance of the sinking fund is estimated to be $1,538,774. The payoff amount of $6,774,226 is calculated at the mortgage balance less the balance of the sinking fund plus $163,000 prepayment penalty.

The Partnership itself has obligations with respect to its investments in Local Partnerships in the form of purchase money notes ("PMN"). The following table reviews the estimated payoff amounts for these obligations projected as of June 30, 2003.


                                                        PARTNERSHIP INDEBTEDNESS

============================= ==================== ==================== ==================== ==================== =================
 Estimated Payoff Amounts as
         of 6/30/03           Paradise Assoc. LP     Sheridan West LP     Mesa Partners LP    Willow Creek II LP
                                                                                                                        Total
----------------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Principal Balance - PMN            $230,000                 $0                $643,000                $0               $873,000
----------------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Accrued Interest - PMN             $879,686                 $0                $871,701                $0              $1,751,387
----------------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Total                             $1,109,686                $0               $1,514,701               $0              $2,624,387
============================= ==================== ==================== ==================== ==================== =================


The PMN relating to Paradise Associates Limited Partnership (Paradise Foothills) matured on January 30, 1996. The PMN related to Mesa Partners Limited Partnership (The Point) matures in 2003.

The total allocable indebtedness related to Paradise Associates Limited Partnership (Paradise Foothills), including both Local Partnership and Partnership obligations, is $9,581,788. The estimated valuation of Paradise Foothills ranges from $7,800,000 to $8,700,000. CRI is continuing to investigate possible alternatives to reduce the partnership's debt obligations related to Paradise Foothills. These alternatives include, among others, negotiating a discounted pay-off of the purchase money note. There is no certainty that CRI will be successful in its negotiations. For the purpose of this liquidation analysis CRI has assumed that the likely exit strategy for this property is a sale of CRI-85's interest in the Local Partnership to the PMN note holder for $1 over the amount of the Partnership obligations.

Assuming sale of the properties at the estimated valuations described above and the sale of CRI-85's interest in the Local Partnership invested in Paradise Foothills for $1 over the amount of the Partnership obligations, the gross amount of Local Partnership sales proceeds distributable to CRI-85 is estimated to range between $13,346,286 and $15,721,158. The following table provides a summary of projected Local Partnership distributions under this scenario:

SUMMARY OF DISTRIBUTION OF LOWER TIER PARTNERSHIP SALE PROCEEDS
---------------------------------------------------------------


                               DISTRIBUTION OF LOCAL PARTNERSHIP SALE PROCEEDS @ 9.5% CAPITALIZATION RATE

========================================== =================== ================== ================= ================== =============
   Estimated Payoff Amounts as of 6/30/03   Paradise Assoc.    Sheridan West LP   Mesa Partners LP   Willow Creek II     Total
                                                 LP (1)                                                    LP
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
Sale Price (1)                                             $1        $13,700,000       $10,700,000         $6,900,000   $31,300,001
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
Less:
   Payoff - 1st Mortgage                                   $0         $6,774,226        $5,570,267         $2,347,036   $14,691,529
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Payoff  - 2nd Mortgage                                  $0                 $0        $1,216,993                 $0    $1,216,993
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Payoff Local GP Loan(s)                                 $0                 $0        $1,055,354                 $0    $1,055,354
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Closing Costs (2)                                       $0           $274,000          $153,000            $94,500      $521,500
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Contingency Reserve (3)                                 $0            $20,000           $20,000            $20,000       $60,000
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Local GP Residual/Fees (4)                              $0           $167,835                $0           $311,517      $479,352
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
Net to CRI-85                                              $1         $6,463,939        $2,684,386         $4,126,947   $13,275,273
========================================== =================== ================== ================= ================== =============


                               DISTRIBUTION OF LOCAL PARTNERSHIP SALE PROCEEDS @ 8.5% CAPITALIZATION RATE

========================================== =================== ================== ================= ================== =============
   Estimated Payoff Amounts as of 6/30/03   Paradise Assoc.    Sheridan West LP   Mesa Partners LP   Willow Creek II        Total
                                                 LP (1)                                                    LP
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
Sale Price (1)                                             $1        $15,300,000       $11,900,000         $7,700,000   $34,900,001
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------

Less:
   Payoff - 1st Mortgage                                   $0         $6,774,226        $5,570,267         $2,347,036   $14,691,529
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Payoff  - 2nd Mortgage                                  $0                 $0        $1,216,993                 $0    $1,216,993
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Payoff Local GP Loan(s)                                 $0                 $0        $1,480,509                 $0    $1,480,509
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Closing Costs (2)                                       $0           $306,000          $171,000           $105,000      $582,000
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Contingency Reserve (3)                                 $0            $20,000           $20,000            $20,000       $60,000
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
   Local GP Residual/Fees (4)                              $0           $447,409                $0           $700,403    $1,147,812
------------------------------------------ ------------------- ------------------ ----------------- ------------------ -------------
Net to CRI-85                                              $1         $7,752,365        $3,441,231         $4,527,561   $15,721,158
========================================== =================== ================== ================= ================== =============

Notes:
(1) Sale price for Paradise is based upon the assumption that the PMN Note Holder will purchase CRI-85's interests in the Local Partnership for $1.00 over the amount of the Partnership obligations.
(2) Closing costs include legal and accounting fees, real property transfer taxes, title and escrow costs.
(3)  Contingency reserve is to cover final lower tier audits.
(4)  Local GP residuals and fees include monies to local GP's and/or affiliates.

Based upon the foregoing, the distribution of liquidation proceeds are depicted below:


SUMMARY OF LIQUIDATION PROCEEDS
-------------------------------

SOURCES OF FUNDS                                                    LOW                           HIGH
----------------                                                    ---                           ----
                                                           @ 9.5% Capitalization          @ 8.5% Capitalization
====================================================== ============================== ==============================
      Distributions from Local Partnerships
           Paradise Associates Limited Partnership                                $1                             $1
           Sheridan West Limited Partnership                              $6,463,939                     $7,752,365
           Mesa Partners Limited Partnership                              $2,684,386                     $3,441,231
           Willow Creek II Limited Partnership                            $4,126,947                     $4,527,561
                                                       ------------------------------ ------------------------------
                                                                         $13,275,273                    $15,721,158
      Cash and Cash Equivalents                                           $3,876,000                     $3,876,000
                                                       ------------------------------ ------------------------------
TOTAL SOURCES OF FUNDS                                                   $17,151,273                    $19,597,158

USES OF FUNDS
-------------
      Payment of Purchase Money Notes (The Pointe)                        $1,514,701                     $1,514,701
      Disposition Fees                                                    $1,565,000                     $1,745,000
      Establishment of Reserves                                              $75,000                        $75,000
                                                       ------------------------------ ------------------------------
TOTAL USES OF FUNDS                                                       $3,154,701                     $3,334,701

LIQUIDATION PROCEEDS BEFORE TAXES                                        $13,996,572                    $16,262,457
====================================================== ============================== ==============================
                                                                              $6,615                         $7,686
THE AMOUNTS REPRESENTED BELOW ARE PER
-------------------------------------
$10,000 ORIGINAL INVESTMENT OR 10 BACS
--------------------------------------

LIQUIDATION PROCEEDS BEFORE TAXES
====================================================== ============================== ==============================

TAX IMPACT FROM LIQUIDATION
---------------------------
Current Negative Capital Account                                            ($3,487)                       ($3,487)
Less Cash from Sale                                                         ($6,615)                       ($7,686)
Less 2002 estimated income (loss)                                             ($426)                         ($426)
Plus 2002 estimated portfolio income                                            $208                           $208
                                                       ------------------------------ ------------------------------
Updated Capital Account after Liquidation                                  ($10,320)                      ($11,350)
25% Tax Rate *                                                                 x 25%                          x 25%
Tax Liability                                                               ($2,580)                       ($2,848)

Plus Cash from Liquidation                                                   $6,615                         $7,686


LIQUIDATION PROCEEDS AFTER TAXES                                              $4,035                         $4,838
(WITHOUT SUSPENDED LOSSES)

Suspended Losses Carry Forward                                               $4,958                         $4,958
38.6%  Tax Rate                                                              x 38.6%                        x 38.6%
Benefits from Suspended Losses                                                $1,914                         $1,914


BENEFITS AFTER TAXES
(WITH SUSPENDED LOSSES)                                                       $5,949                         $6,752
====================================================== ============================== ==============================


         * Maximum capital gain rate if all gain is treated as Sect. 1250 Unrecaptured depreciation. An investor's actual capital gain rate may vary.

OTHER CONDITIONS TO THE LIQUIDATION

         Legal Opinion: The Partnership Agreement provides that the voting rights to be exercised by the BAC Holders pursuant to this Solicitation Statement (which would be undertaken pursuant to a vote in lieu of a meeting, as provided for in the Partnership Agreement) will not be so exercised unless and until the BAC Holders receive the opinion of counsel satisfactory to a majority in interest of the BAC Holders as to (i) the legality of the vote, (ii) the absence of personal liability of the BAC Holders as a result of voting, and
(iii) the lack of effect of such vote on the Partnership's status for tax purposes. Under the current terms of the Partnership Agreement the Partnership would be unable to effectuate the Liquidation without obtaining this opinion of counsel.

         The Managing General Partner has proposed that Venable, Baetjer and Howard, LLP of Baltimore, Maryland, which has served as special counsel to the Partnership, render the opinion, which will be delivered prior to the effectiveness of the solicitation substantially in the form attached hereto. Under the Partnership Agreement, such counsel will be deemed approved if written disapprovals are not received from a majority in Interest of the BAC Holders within 45 days of the date hereof. The Partnership Agreement also provides that if BAC Holders holding more than 10% in Interest propose alternate counsel, such alternate counsel shall render the required opinion. If the Liquidation is approved, but the retention of Venable, Baetjer and Howard, LLP is disapproved, we will propose alternate counsel to the BAC Holders for the rendering of the required legal opinion.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

         The federal income tax discussion set forth below addresses the material federal income tax consequences of the Liquidation of a Partnership, but does not purport to deal with all aspects of federal income taxation that may be relevant to a particular BAC Holder in the light of such a BAC Holder's personal circumstances. The discussion is directed solely to holders that hold the BACs as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and have acquired such BACs for investment and not as a dealer or for resale. Further, this discussion may not be applicable to certain classes of taxpayers, including insurance companies, securities dealers, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, financial institutions, real estate investment trusts, regulated investment companies, tax exempt organizations, trusts or persons who acquired Partnership interests as compensation. This discussion is based upon the Code, Department of Treasury regulations, court decisions, published rulings of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation (possibly on a retroactive basis).

         BAC Holders are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation of the Partnership, including the applicability and effect of federal, state, local and other tax laws.

         In General. The Partnership, as a partnership for federal income tax purposes, is not subject to federal income tax; rather, each BAC Holder is required to take into account its distributive share of the Partnership's income, gains, losses, deductions, credits and tax preference items in computing such BAC Holder's federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such BAC Holder, without regard to whether the BAC Holder has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each BAC Holder on a Schedule K-1. Each BAC Holder is required to report consistently with such Schedule K-1 unless it discloses any inconsistent position to the IRS when it files its federal income tax return. A BAC Holder's distributive share of the Partnership's income or loss is determined in accordance with the allocations set forth in the Partnership Agreement.

      For federal income tax purposes, the Liquidation consists of two separate components:

     (1)  the sale by the Partnership of its assets; and
     (2) the distribution of cash to each BAC Holder in liquidation (a "liquidating distribution") of such BAC Holder's interest in the Partnership. Each of these is separately discussed below.

         Sale of the Partnership's Assets. For federal income tax purposes, each BAC Holder will be required to include in its income its allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership's assets pursuant to the Liquidation. Gain will result primarily from the sale of an Apartment Complex and Apartment Complex related assets ("Apartment Complex Gain"). Apartment Complex Gain which falls within the definition of "depreciation recapture" will be treated as ordinary income for tax purposes. Other Apartment Complex Gain, as well as other items of Partnership gain or loss, will be capital or ordinary gain or loss, depending upon the nature of the asset in the hands of the Partnership. To the extent Apartment Complex Gain qualifies as capital gains, the gain will be taxed at a maximum rate of 25% (or 20% in certain circumstances).

         Distribution to the BAC Holders. A BAC Holder will recognize gain to the extent the amount of the liquidating distribution received by the BAC Holder exceeds the BAC Holder's tax basis for its BACs. Any such gain will be capital gain. In general, any such capital gain recognized by an individual, estate or trust will qualify for the 20% maximum tax (10% in the case of a taxpayer in the 15% ordinary income bracket) on capital gains if the BACs were held by such BAC Holder for more than one year. Because a BAC Holder's tax basis for its BACs will be increased by both the BAC Holder's allocable share of any gain realized on the sale of the Partnership's assets (see --"Sale of the Partnership's Assets"), and by the amount of the BAC Holder's allocable share of income from normal Partnership operations for the year of the Liquidation, a BAC Holder will not realize any gain by reason of the distribution of such gain and operating income pursuant to the Liquidation. Nevertheless, a BAC Holder's allocable share of the Partnership cash may exceed its basis for its BACs, and thereby cause the BAC Holder to recognize gain.

         A BAC Holder will recognize a capital loss to the extent the amount of the liquidating distribution received by the BAC Holder is less than the BAC Holder's tax basis for its BACs, as such basis is adjusted to reflect any gain or loss realized by the Partnership on the sale of its assets.

         Passive Activity Rules. BAC Holders that are individuals, trusts, estates, closely held corporations or personal service corporations are subject to the passive activity loss limitations rules of Section 469 of the Code. A BAC Holder's allocable share of Partnership income or loss from the sale of the Partnership's assets is generally treated as derived from a passive activity. As a result, a BAC Holder's allocable share of such losses may be used by the BAC Holder in the current taxable year only to offset passive activity income from a BAC Holder's other passive activity investments, with the excess suspended indefinitely. Similarly, a BAC Holder's allocable share of any Partnership gain realized on the sale of its assets is generally characterized as passive activity income that may be offset by passive activity losses from a BAC Holder's other passive activity investments. However, because the liquidating distribution is a fully taxable transaction, Section 469 of the Code generally allows any suspended passive activity losses of the BAC Holder with respect to its investment in the Partnership to be used to reduce other income of the BAC Holder.

         Tax Treatment of Partnership; Final Partnership Year. The Partnership will recognize no gain or loss by reason of the liquidating distribution. The Partnership's final taxable year (the "termination year") will close on the date on which the Certificate of Cancellation is filed with the Maryland State Department of Assessments and Taxation or such later time as specified in the Certificate of Cancellation (see "-- Effective Time,") and each BAC Holder's distributive share of the Partnership's items of income, gain, loss, deduction and credit for the termination year will be taken into account by the BAC Holder on the BAC Holder's federal income tax return for the BAC Holder's taxable year in which the termination year occurs, in accordance with the procedures that applied to previous taxable years. Because the Partnership has a calendar taxable year, a BAC Holder with a taxable year that is other than a calendar year may be required to include such BAC Holder's distributive share of Partnership income for two partnership years in the BAC Holder's taxable year in which the termination year occurs.

ACCOUNTING TREATMENT

         The Partnership will prepare financial statements in accordance with generally accepted accounting principles as of and through the date of the dissolution of the Partnership and will engage its independent auditors to audit the financial statements.

EFFECTIVE TIME

         The effective time of the Liquidation will occur upon the filing of the Certificate of Cancellation for the Partnership with the Maryland State Department of Assessments and Taxation, or at such later time as may be specified in the Certificate of Cancellation. It is anticipated that such filing will be made as promptly as practicable after the requisite approval of the BAC Holders has been obtained, the assets of the Partnership are sold and the other conditions to the Liquidation have been satisfied or waived, if permitted under the Plan of Liquidation and Dissolution. See, however "-- Risks of the Liquidation -- The Continued Existence of the Partnership due to Litigation or Unresolved Claims."

AMENDMENT OF THE PLAN OF LIQUIDATION AND DISSOLUTION

         Subject to applicable law, the Plan of Liquidation and Dissolution may be amended by the Partnership at any time prior to the filing of the Certificate of Cancellation with the Maryland State Department of Assessments and Taxation, provided that, after approval of the Liquidation by the affirmative vote of holders of a majority of the outstanding BACs of the Partnership, no amendment may be made which alters or changes the terms and conditions of the Plan of Liquidation and Dissolution if such alteration or change would materially and adversely affect the BAC Holders.

NO APPRAISAL RIGHTS

         Pursuant to Maryland law, a partnership agreement may provide for contractual appraisal rights in connection with the sale of all or substantially all of the limited partnership's assets. No such appraisal rights, however, are available for BAC Holders of CRI-85 because neither the Partnership Agreement nor the Plan of Liquidation and Dissolution provide for appraisal rights.
Accordingly, the approval of the Liquidation by the affirmative vote of the requisite number of BAC Holders will be binding on all of the Partnership's BAC Holders.

REGULATORY APPROVALS

         No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with CRI-85's liquidation and dissolution.

                  ---------------------------------------------
                    THE PARTNERSHIP AND THE GENERAL PARTNERS
                  --------------------------------------------

         CRI-85 is a limited partnership which was formed under the Maryland Revised Uniform Limited Partnership Act on December 26, 1984. On November 11, 1985, the Partnership commenced offering Beneficial Assignee Certificates ("BACs") for 60,000 BACs of limited partnership interest through a public offering which was managed by Merrill Lynch, Pierce, Fenner and Smith, Incorporated. The Partnership had an initial closing on December 27, 1985 and closed the offering on July 19, 1986, with a total of 21,200 BACs being sold. During 1996, five BACs were abandoned; during 1998, 37 BACs were abandoned.

         The Partnership was formed to invest in real estate, by acquiring and holding a limited partner interest in limited partnerships ("Local Partnerships"), which in turn invest in multi-family apartment complexes (the "Apartment Complexes"). The original objectives of these investments, not necessarily in order of importance, were to:

       (i)    preserve and protect the Partnership's capital;
       (ii) provide, during the early years of the Partnership's operations, current tax benefits to the partners in the form of tax losses which the partners may use to offset income from other sources;
       (iii) provide capital appreciation through increases in the value of the Partnership's investments and increased equity through periodic payments on the indebtedness on the apartment complexes;
       (iv)   provide cash distributions from rental operations; and
       (v) provide cash distributions from sale or refinancing of the Partnership's investments.

         The Partnership originally made investments in eight Local Partnerships. As of December 30, 2002, the Partnership has retained investments in four Local Partnerships.

         CRI-85's principal place of business is 11200 Rockville Pike, Rockville, Maryland, 20852, and its telephone number at such address is (301) 468-9200.

         The following table describes the Apartment Complexes as of December 31, 2001. The table does not reflect Apartment Complexes that have been sold.

                                 SCHEDULE OF APARTMENT COMPLEXES OWNED BY LOCAL PARTNERSHIPS
                                  (IN WHICH CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
                                                    HAS AN INVESTMENT (I))

                                        Mortgage
                                        --------
  Name and Location                    Payable at                      Financed and/or Insured                     Number of
  -----------------                    ----------                      -----------------------                     ---------
 Of Apartment Complex                  12/31/01 (2)                    And/or Subsidized Under                   Rental Units
 --------------------                  ------------                    -----------------------                   ------------
Paradise Foothills                    $ 6,011,943             Beal Bank/HUD Provisional Workout Agreement             180
Phoenix, AZ

The Pointe                              7,067,428             Lincoln National Life Company                           238
El Paso, TX

Semper Village                         8,150, 000             SRS Insurance Services, Inc.                            252
Westminster, CO

Willow Creek II                         2,542,486             Hartger & Willard Mortgage/Section 221(d)               159
Kalamazoo, MI                           ---------             of the National Housing Act                             ---

TOTALS                                $23,771,857                                                                     829
                                       ==========                                                                     ===

(1) All properties are multifamily housing complexes. No single tenant/resident rents 10% or more of the rentable square footage. Residential leases are typically one year or less in length, with varying expiration dates, and substantially all rentable space is for residential purposes.

(2) The amounts provided are the balances of first mortgage loans payable of the Local Partnerships as of December 31, 2001.

PAYMENTS DUE FROM CRI-85 WITH RESPECT TO ITS INVESTMENTS IN LOCAL PARTNERSHIPS

         As of December 31, 2001, the Partnership held limited partner interests in four Local Partnerships. The remaining amounts due on investments in the Local Partnerships were as follows:

                                                           December 31,
                                                           ------------
                                                              2001
                                                              ----

Due to Local General Partner:                             $  174,600

Principal amounts of purchase money notes due in:
1996                                                         230,000
2003                                                         643,000
                                                        ------------

Subtotal                                                   1,047,600
                                                        ------------

Accrued interest payable                                   1,594,216
                                                        ------------

Total                                                     $2,641,816
                                                        ============

         CRI-85 owes an unaffiliated Local General Partner in Paradise Associates, L.P. (Paradise Foothills) the original principal sum of $174,600, plus accrued interest of $75,400, which will be paid upon the occurrence of certain specified events (including sale), as outlined in the Local Partnership's partnership agreement.

         In addition, at the time CRI-85 acquired its interests certain of the Local Partnerships, some of the consideration took the form of purchase money notes. The purchase money notes have stated interest rates ranging from 9% to 10%, compounded annually. The purchase money notes are payable in full upon the earliest of: (i) sale or refinancing of the respective Local Partnership's rental property; (ii) payment in full of the respective Local Partnership's permanent loan; or (iii) maturity.

         The purchase money notes are secured by the Partnership's interest in the applicable Local Partnership but are nonrecourse to the Partnership. Therefore, there is no liability to the Partnership for payment other than from the proceeds of the sale of the Partnership's interest in such Local Partnerships. There is no assurance that the underlying properties will have sufficient appreciation and equity to enable the Partnership to pay the purchase money notes' principal and accrued interest when due.

         In  the  event  of  a  foreclosure,   the  excess  of  the  nonrecourse
indebtedness over the carrying amount of the Partnership's investment in the related Local Partnership would be deemed cancellation of indebtedness income, which would be taxable to BAC Holders at a federal tax rate of up to 38.6%.

                               Paradise Foothills

         The Partnership defaulted on its purchase money note relating to Paradise Foothills when the note matured on January 30, 1996 and was not paid. The default amount included principal and accrued interest of $230,000 and $371,464, respectively. As of September 30, 2002, principal and accrued interest totaling $230,000 and $905,890, respectively, were due. The Managing General Partner proposed an extension of the purchase money note maturity date until May 31, 2003, coterminous with the expiration of the related Local Partnership's provisional workout agreement related to its mortgage loan. As of December 20, 2002, the Managing General Partner continues to await a response from the purchase money noteholder. There is no assurance that the Managing General Partner will reach an agreement of any kind with the noteholder.

                                   The Pointe

         The purchase money note related to Mesa Partners Limited Partnership (The Pointe), in the principal amount of $643,000, matures in 2003.

THE GENERAL PARTNERS

         Managing General Partner. C.R.I., Inc., the Managing General Partner, is a Delaware corporation, which was organized in 1974 and has its principal place of business in Rockville Maryland. C.R.I., Inc. is serving as general partner in approximately 200 partnerships which have offered and sold limited partnerships totaling over $1 billion.

         General Partners. The remaining General Partners are current or former directors, executive officers or shareholders of the Managing General Partner (Martin C. Schwartzberg retired in 1990 and does not participate in management). Listed below is the biographical information of the individuals currently involved in CRI-85's management.

         William B. Dockser, 65, has been the Chairman of the Board and a Director of CRI since 1974. Prior to forming CRI, he served as President of Kaufman and Broad Asset Management, Inc., an affiliate of Kaufman and Broad, Inc., which managed publicly held limited partnerships created to invest in low and moderate income multifamily apartment properties. Prior to joining Kaufman and Broad, he served in various positions at HUD, culminating in the post of Deputy FHA Commissioner and Deputy Assistant Secretary for Housing Production and Mortgage Credit, where he was responsible for all federally insured housing production programs. Before coming to the Washington, D. C. area, Mr. Dockser was a practicing attorney in Boston and served as a special Assistant Attorney General for the Commonwealth of Massachusetts. He holds a Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree, cum laude, from Harvard University. He is also Chairman of the Board and a Director of CRIIMI MAE Inc. and CRIIMI, Inc.

         H. William Willoughby, 55, has been President, Secretary and a Director of CRI since January 1990 and was Senior Executive Vice President, Secretary and a Director of CRI from 1974 to 1989. He is principally responsible for the financial management of CRI and its associated partnerships. Prior to joining CRI in 1974, he was Vice President of Shelter Corporation of America and a number of its subsidiaries dealing principally with real estate development and equity financing. Before joining Shelter Corporation, he was a senior tax accountant with Arthur Andersen & Co. He holds a Juris Doctor degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota. He is also a Director and executive officer of CRIIMI MAE Inc. and CRIIMI, Inc.

         Martin C. Schwartzberg, 60, served as President and Director of CRI before his retirement in 1990. Prior to founding CRI in 1974, he served as Executive Vice President of Kaufman and Broad Asset Management, Inc. He previously served at the United States Department of Housing and Urban Development in various senior advisory positions. Since leaving CRI in 1990, he has worked as President of National Foundation for Affordable Housing Solutions. He holds an LLB degree from George Washington University and a Bachelor of Arts from the College of Emporia.

         Fiduciary Duties of the General Partners. The General Partners of the Partnership have fiduciary duties to the Partnership under Maryland law in addition to the specific duties and obligations imposed upon them under the Partnership Agreement. Subject to the terms of the Partnership Agreement, the General Partners, in managing the affairs of the Partnership, are expected to exercise good faith and integrity with respect to the affairs of the Partnership, must make full disclosure in their dealings with the Partnership and must disclose to the Partnership any benefit or profit derived by them from any transaction connected with the Partnership. Under these fiduciary duties, the General Partners are obligated to act in the best interests of the Partnership, especially where consummation of such transactions may result in our interests being opposed to, or not aligned with, the interests of the BAC Holders.

         Role of the General Partners. The Managing General Partner generally manages and controls the day to day operations of the Partnership, and has general responsibility and overall authority over matters affecting the interests of the Partnership. The Managing General Partner is responsible for cash management, filing of tax returns, all accounting and recordkeeping, and all communications between the Partnership and the BAC Holders. The General Partners have joint and several liability for the Partnership's obligations. However, by contract among the General Partners, Martin C. Schwartzberg has not played an active role in the Partnership's management since he retired from CRI in 1990. BAC Holders of the Partnership may not participate in management of the Partnership without subjecting themselves to liability as a general partner.

THE ASSIGNOR LIMITED PARTNER

         General. CRI-V Inc., a Delaware corporation and an affiliate of the General Partners (other than Martin C. Schwartzberg), is the Assignor Limited Partner. The Assignor Limited Partner was formed in anticipation of its participation in CRI-85, has no other business purpose and may not engage in any business activity other than in connection with CRI-85.

         Role of the Assignor Limited Partner. The Assignor Limited Partner is responsible for voting on behalf of BAC Holders in accordance with the directions of the BAC Holders so that each BAC Holder's BACs will be voted separately. The Assignor Limited Partner owns 21,158 BACs in the Partnership. For ease of reference, the Assignor Limited Partner will be treated as a BAC Holder for purposes of the consent solicitation statement.

THE SPECIAL LIMITED PARTNER: MLH Merger Corp., successor in interest to Two Broadway Associates IVB, a New York limited partnership whose partners are or were employees of Merrill Lynch, Hubbard Inc. ("Hubbard"), an affiliate of Merrill Lynch, Pierce Fenner and Smith Incorporated ("Merrill Lynch"), as such corporation may from time to time be constituted. Hubbard and Merrill Lynch are both subsidiaries of Merrill Lynch & Co., Inc. a Delaware corporation.

THE INITIAL LIMITED PARTNER: Rockville Pike Associates-V is the Initial Limited Partner. The limited partnership was formed under the Uniform Limited Partnership Act of the District of Columbia, as said limited partnership is constituted from time to time. It consists of former CRI employees.

FEES OF THE GENERAL PARTNERS

         In accordance with the Partnership Agreement, the General Partners receive the following fees:

         Acquisition and Partnership Management Fees. The Managing General Partner or its affiliates were entitled to receive an acquisition fee for their services in connection with the review, selection, evaluation and negotiation, and acquisitions of interests in Local Partnerships. The Partnership has paid $424,000 in acquisition fees. No such fees have been paid since 1989. The acquisition fees were capitalized and are being amortized over the estimated useful lives of the properties (generally 30 years).

         Additional Management Services Fee payable to the General Partners or their Affiliates for Managing the Affairs and Business of the Partnership. The Partnership is obligated to pay the Managing General Partner an annual management fee after the payment of all other Partnership expenses. In 2001, the Partnership paid the Managing General Partner $97,920 in connection with the management of the Partnership.

         In addition, the Managing General Partner and its affiliates are reimbursed for direct travel and telephone expenses of employees on Partnership business and direct out-of-pocket expenses incurred in rendering legal, accounting, bookkeeping, computer, printing and public relations services, which services could be performed by independent parties. The Partnership paid the Managing Partner $89,137 in 2001 as direct reimbursement of expenses incurred on behalf of the Partnership.

         Apartment Complex Management or Leasing Services Fees payable to General Partners or Affiliates by the Local Partnerships. The General Partners or their Affiliates may provide on-site property management services with respect to the Apartment Complexes. Such fees shall not exceed 5% of gross rental income of the Apartment Complex being managed.

         In 2000 and 2001, no such fees were paid to the General Partners or their Affiliates for on-site property management services.

         Expense Allowance to Affiliated Local Partners for Expenses Relating to the Administration and Management of Affiliated Local Partnerships payable by such Local Partnerships. The Partnership Agreement permits the payment of up to $7,500 per year, as an allowance for expenses, to Affiliated Local Partners, before distributions to the Partnership and other partners of such Local Partnerships.

         Property Disposition Fees Payable to the General Partners and the Special Limited Partner upon Sales of Local Partnership Interests or Apartment Complexes. The General Partners and the Special Limited Partner are currently entitled to a property disposition fee equal to 1% of the aggregate selling prices of an Apartment Complex, which selling price includes:

       (i)    any cash down payments received by the Local Partnerships;
       (ii) the amounts of any assumed mortgage indebtedness on the Apartment Complexes; and
       (iii) the discounted value (at the then prevailing market rate of interest on U.S. Treasury bills having a comparable term) of principal and interest payments on any purchase money obligations received from purchasers of Local Partnership interests or Apartment Complexes, including any amounts previously accrued and unpaid upon prior sales of all Local Partnership interests or substantially all of the Local Partnership interests or the Apartment Complexes.

              Such fee is payable to the General Partner and the Special Limited Partner only after:

               (1) the BAC Holders have received a return of all their capital contributions to the Partnership (hereinafter referred to as "Capital Contributions"):
               (2) the Special Limited Partner has received a distribution of one (1) percent of sale and proceeds, as adjusted:
               (3) each BAC Holder has received an additional amount equal to a noncompounded annual six percent (6%) per annum return on each BAC Holder's Capital Contribution as may be adjusted by the Tax Bracket Adjustment Factor, reduced by prior distributions of Net Cash Flow to the BAC Holders;
               (4) the repayment of any unpaid loans made by the General Partners; and
               (5)  the return of Capital Contributions to all other Partners.

         Property disposition fees and amounts and any other commissions or fees payable upon the sale of all or substantially all of the Local Partnership interests or Apartment Complexes are not permitted to exceed the lesser of the competitive rate or 6% of the sales price of the Apartment Complexes.

         We are seeking your authorization to amend the Partnership Agreement to permit CRI to be eligible to receive an incentive disposition fee of up to 5% of the sales price of Apartment

Complexes for its efforts in marketing and selling the Apartment Complexes (payable in lieu of such fee being paid to a third party upon the sale of an Apartment Complex.) In addition, CRI, Dockser and Willoughby will waive their respective portions of the currently authorized property disposition fee of 1%. As with the payment of a sales commission to a third party real estate broker, this incentive fee is payable upon the sale of a Partnership property and would not be deferred. Consequently, the fee would be considered a debt of the Partnership, payable prior to any return of capital or preferred return to the BAC Holders. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Amendment to the Partnership Agreement; -- Interests of Certain Persons in the Liquidation."

MARKET FOR THE BACS

         The BACs are not listed on any national or regional securities exchange or quoted on The Nasdaq Stock Market, and there is no established public trading market for the BACs. Secondary sales activity for the BACs has been limited and sporadic.

                -------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                -------------------------------------------------

GENERAL

         As of the record date, no person was known by the Partnership to be the beneficial owner of more than five percent of the outstanding BACs.

OWNERSHIP INTEREST OF THE GENERAL PARTNERS IN THE PARTNERSHIP

                               ------------------

         The following table sets forth certain information concerning all BACs beneficially owned, as of September 30, 2002, by each director and by all directors and officers as a group of the Managing General Partner of the Partnership.

            Name of                     Amount and Nature            % of total
        Beneficial Owner             of Beneficial Ownership         BACs issued
        ----------------             --------------------------     ------------
        William B. Dockser               Five BACs                        0.02%
        H. William Willoughby            None                             0.00%
        Martin C. Schwartzberg           None                             0.00%
        All Directors and Officers
          as a Group (3 persons)         Five BACs                        0.02%

                               CONSENT PROCEDURES

                               ------------------

         The consent of each BAC Holder is important. Each BAC Holder is urged to mark, date and sign the enclosed consent card and return it in the enclosed postage prepaid. If you require assistance completing the consent card, please call Susan T. Backman, Vice President of Investor Communications of CRI, toll free at 1-800 678-1116.

TIMING OF THE CONSENT SOLICITATION

         The vote of the BAC Holders with respect to the Liquidation will be tabulated on an ongoing basis until 5:00 p.m., Eastern Time, on February 14, 2003 unless such date and/or time is extended by the Managing General Partner, in its sole discretion. The votes will be tabulated by Registrar and Transfer Company, the Partnership's transfer agent, which is not affiliated with the Partnership or the General Partners.

RECORD DATE AND OUTSTANDING BACS

         The Liquidation is being submitted for approval to BAC Holders as of the record date. The Partnership Agreement provides that the Assignor BAC Holder will vote each BAC as directed by the BAC Holder. The record date is December 20, 2002 for the Partnership for determining the BAC Holders entitled to consent to the Liquidation. Accordingly, only record date BAC Holders will be entitled to consent to the Liquidation. At the record date, 21,158 CRI-85 BACs were held of record by approximately 1,700 BAC Holders.

         Each BAC Holder is entitled to one vote for each BAC held. Accordingly, the number of BACs entitled to vote with respect to the Liquidation is equivalent to the number of BACs held of record at the record date.

APPROVAL DATE; EXTENSIONS; AMENDMENT

         This consent solicitation statement and enclosed consent card constitute the Assignor BAC Holders' notice to BAC Holders of the Liquidation. Each BAC Holder has until 5:00 p.m., Eastern Time on February 14, 2003, unless extended by the Managing General Partner in its sole discretion, to inform the Assignor Limited Partner whether such BAC Holder wishes to vote for, against or abstain from voting on the Liquidation. We ask that each BAC Holder vote by completing and returning the enclosed consent card accompanying this consent solicitation statement in the manner described below.

         Notwithstanding anything to the contrary set forth in this consent solicitation statement, CRI reserves the right, at any time prior to effectiveness of the Liquidation, to extend, amend or terminate the solicitation, or to delay accepting consent cards.

CONSENT CARD AND VOTE REQUIRED

         Approval of the Liquidation by the Partnership requires the affirmative vote of a majority of the outstanding BACs of the Partnership as of the record date. 10,580 BACs must be voted in favor of the Liquidation for it to be approved by the Partnership.

         BAC Holders who wish to vote "FOR" the Liquidation should complete, sign and return the consent card. A consent card has been prepared for each BAC Holder and is enclosed with this consent solicitation statement. Consent cards must be delivered in person, by mail, by facsimile or other delivery service to the consent solicitation agent at the following address on, or prior to, 5:00 p.m., Eastern Time, on February 14, 2003:

If in person, or by mail:
Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ  07016


            ________________________________________________________
             If you require assistance completing the consent card, please call Susan T. Backman, Vice President of Investor Communications of CRI,
                          toll free at (800) 678-1116.

         A consent card shall be deemed to have been "returned" to the Partnership on the date that it is delivered in person, by facsimile or deposited in the mail or other delivery service. BAC Holders who sign and return the consent card without indicating a vote will be deemed to have voted "FOR" the Liquidation. The failure to return a consent card or abstaining from voting with respect to the Liquidation will have the same effect as a vote "AGAINST" the Liquidation.

         BAC Holders who wish to vote "AGAINST" the Liquidation should also complete and return the consent card in the manner described above. A BAC Holder who abstains from voting, fails to return the consent card, or votes "AGAINST" will receive such BAC Holder's share of the distribution of the Partnership's Liquidation if

(1) the holders of a majority of the outstanding BACs in the Partnership approve the Liquidation; and
(2)  all other conditions for the consummation of the Liquidation are satisfied.

         BAC Holders will not be entitled to appraisal rights. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- No Appraisal Rights."

         The delivery of a consent card will not affect a BAC Holder's right to sell or transfer such person's BACs in the Partnership.

         All questions as to the form of all documents and the validity (including time of receipt) of all approvals will be determined by the Managing General Partner; such determinations shall be final and binding. The Managing General Partner reserves the absolute right to waive any of the conditions of the Liquidation or any defects or irregularities in any approval of the Liquidation or preparation of the form of consent card. The Managing General Partner's interpretation of the terms and conditions of the proposed Plan of Liquidation and Dissolution and the Partnership Amendment will be final and binding. The Managing General Partner shall be under no duty to give notification of any defects or irregularities in any approval of the Liquidation or preparation of the form of consent card and shall not incur any liability for failure to give such notification.

REVOCABILITY OF CONSENT

         BAC Holders may withdraw or revoke their consent at any time prior to the earlier of 5:00 p.m., Eastern Time, on February 14, 2003 or the date on which the Liquidation is approved by a majority of the outstanding BACs of the Partnership. To be effective, a written or facsimile revocation or withdrawal of the consent card must be received by the consent solicitation agent prior to such time and addressed as follows: Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016. A notice of revocation or withdrawal must specify the BAC Holder's name and the number of BACs being withdrawn.

SOLICITATION OF CONSENTS; SOLICITATION EXPENSES

         Votes of BAC Holders may be solicited by the Managing General Partner. Costs of solicitation will be paid by the Partnership. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Liquidation Expenses." The Partnership has retained MacKenzie Partners, Inc., as the consent solicitation agent. The Managing General Partner, Registrar and Transfer Company or MacKenzie Partners, Inc. will administer the delivery of information to BAC Holders. MacKenzie Partners, Inc. will be paid regardless of the outcome of the vote.

EFFECT OF A FAILURE TO APPROVE THE LIQUIDATION

         If the requisite number of BACs does not approve the Liquidation, then the Partnership will continue to operate as a legal entity with its assets and liabilities. CRI does not anticipate taking any steps to increase liquidity to the Partnership in the near term, and consistent with its fiduciary duties, will re-evaluate the market conditions periodically to examine other opportunities available to the Partnership's BAC Holders prior to the termination date of the Partnership set forth in the Partnership Agreement. There will be no change in its investment objectives, policies and restrictions, and the Partnership will continue to be operated in accordance with the terms of the Partnership Agreement.

                           INCORPORATION BY REFERENCE

         The Partnership is subject to the informational requirements of Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C., 20549, and should be available at the Commission's regional offices at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and 233 Broadway, New York, New York, 10279. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C., 20549, at prescribed rates. Such material may also be accessed on the World Wide Web through the Commission's Internet addresses at http://www.sec.gov.

         The following documents filed with the Commission by the Partnership (File No. 000-23766) pursuant to the Securities Exchange Act of 1934, as amended, are incorporated by reference in this consent solicitation statement and are delivered herewith:

          1. CRI-85's Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and

          2. CRI-85's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

         A copy of the Partnership's Annual Report on Form 10-K and Quarterly Report on Form 10-Q are available without charge upon written request to CRI's Investment Communications Group at 11200 Rockville Pike, 5th Floor, Rockville, MD 20852.

         No persons have been authorized to give any information or to make any representations other than as contained in this consent solicitation statement in connection with the solicitations of consents for the Liquidation and, if given or made, such information or representations must not be relied upon as having been authorized by the Partnership. This consent solicitation statement does not constitute the solicitation of consent by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. The delivery of this consent solicitation statement shall not under any circumstances create an implication that there has been any change in the affairs of the Partnership since the date hereof or that the information herein is correct as of any time subsequent to its date.


                                   ----------

                                   APPENDICES

                                   ----------

Appendix A -- Form of Plan of Liquidation and Dissolution
Appendix B -- Form of Legal Opinion of Venable, Baetjer and Howard, LLP Appendix C -- CRI-85 Limited Partnership Agreement

                                                                      Appendix A

                       PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP

         This Plan of Liquidation and Dissolution (the "Plan") dated as of December 30, 2002 of Capital Realty Investors-85 Limited Partnership (the "Partnership"), a limited partnership organized and existing under the Maryland Revised Uniform Limited Partnership Act (the "Maryland Act"), is for the purpose of effecting the complete liquidation and dissolution of the Partnership in accordance with the laws of the State of Maryland.

         1. Intention of the General Partners. C.R.I, Inc., as the Managing General Partner, and its shareholders William B. Dockser and H. William Willoughby, believe that the liquidation and dissolution (the "Liquidation") of the Partnership at this time is in the best interest of the Partnership and the BAC Holders, as the beneficial owners of the limited partner interests of the Partnership (the "BAC Holders"). Therefore, the General Partners have submitted this Plan to the BAC Holders for their consent to liquidate and dissolve the Partnership in accordance with Section 8.02 of the Limited Partnership Agreement of the Partnership dated December 26, 1984 (the "Partnership Agreement"). (Martin C. Schwartzberg is also a General Partner but has not played an active role in the management of the Partnership since he retired from CRI in 1990, so his recommendation was not sought by the other General Partners.)

         2. Effectiveness. The Plan shall be effective upon the approval hereof by the affirmative vote of more than 50% of the outstanding BACs of the Partnership as required by the Partnership Agreement. Until such time as the BAC Holders approve this Plan, the Managing General Partner shall not take and shall not cause the Partnership to take, any of the actions, and shall not do or cause the Partnership to do, any of the things provided herein.

         3. Dissolution. In accordance with the Partnership Agreement, ninety days after the sale of all of the Partnership's assets, the Partnership shall be dissolved without any further action by or on behalf of the Partnership, the BAC Holders or the Managing General Partners.

         4. Winding Up. The Managing General Partner, as liquidator for the Partnership, shall sell or cause to be sold all of the assets of the Partnership and shall apply the funds of the Partnership (including the proceeds of the sale of any other assets of the Partnership) to (i) the payment of the liabilities of the Partnership, including the expenses of the sale of the assets of the Partnership, and the winding up, liquidation and termination of the Partnership, including any incentive disposition fee to the Managing General Partner, upon the terms and conditions set forth in Section 4.02 of the Partnership's Limited Partnership Agreement, as amended; (ii) the expenses of preparation, filing and distribution of financial statements, tax returns, reports required under the Securities Exchange Act of 1934 (the "Exchange Act") and reports to BAC Holders, including fees and expenses of accountants and lawyers; (iii) the payment of all income, sales, use, franchise, gross receipts, ad valorem, personal property and other taxes, imports, duties and governmental charges payable by the Partnership with respect to its income or operations through the time of its termination ("Taxes"), including Taxes with respect to the sale of the Partnership's assets; and (iv) the creation of reserves for any of the foregoing.

         5. Liquidation. All assets and funds of the Partnership remaining after the payments provided for by paragraph 4, and any amounts reserved by the Managing General Partner pursuant to clause (i) of paragraph 4 and determined by the Managing General Partner to be in excess of the amounts required therefor, shall be distributed by the Managing General Partner as set forth in Section
4.02 of the Partnership Agreement, as amended.

         6.   Cancellation   of  Interests  in  the   Partnership.   Liquidating
Distributions shall be made in complete cancellation of all of the BAC Holders' interests in the Partnership.

         7. Reports and Filings. In connection with the Liquidation and winding up of the Partnership, the Managing General Partner shall cause to be executed and timely filed (i) with the office of the State Department of Assessments and Taxation of Maryland, a Certificate of Cancellation canceling the Partnership's Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; (iv) with the Securities Exchange Commission, any reports required under the Exchange Act, including a Form 15 terminating the registration of the Partnership under the Exchange Act; and (v) all reports required to be delivered to the Limited Partners in accordance with Article 9.04 of the Partnership Agreement.

         8. Other Acts. The Managing General Partner shall take, or cause the Partnership to take, such other acts and deeds and shall do, or cause the Partnership to do, such other things, as are necessary or appropriate in connection with the dissolution, winding up and Liquidation of the Partnership, the termination of the responsibilities and liabilities of the Partnership under applicable law, and the termination of the existence of the Partnership.

     IN WITNESS WHEREOF, the parties hereto have made and executed this Plan as of the date first written above.


C.R.I., INC.
AS MANAGING GENERAL PARTNER
OF CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP


By:     /s/ William B. Dockser
        -------------------------
Name:   William B. Dockser
Title:  Chairman


CRI-V, INC.
AS ASSIGNOR LIMITED PARTNER
OF CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP


By:     /s/ H. William Willoughby
        -------------------------
Name:   H. William Willoughby
Title   President

Limited Partners and Holders of Beneficial Assignee Certificates
___________, 2003
Page 2


                                                                      Appendix B

                                 Form of Opinion




                             ________________, 2003




Limited Partners and Holders of Beneficial Assignee
Certificates of Capital Realty
Investors-85 Limited Partnership


     Re:  Exercise of Voting Rights in connection with Consent Solicitation
          -----------------------------------------------------------------
          Statement
          ---------

         We represent Capital Realty Investors-85 Limited Partnership (CR-85) in connection with the proposed solicitation of consents on the proposal outlined in the Consent Solicitation Statement dated December 30, 2002 ("Consent Solicitation Statement"). We have been asked to render the opinion required pursuant to Section 10.3 of the Limited Partnership Agreement of CRI-85 dated December 26, 1984 ("Limited Partnership Agreement").

         Although we have acted as special counsel to the Limited Partnership with respect to the Consent Solicitation Statement, we do not act as counsel to the Limited Partnership as to all matters and, therefore, may be unaware of certain of its business dealings.

         We have reviewed the following documents in connection with the opinion rendered below:

         1. The Consent Solicitation Statement; and

         2. The Limited Partnership Agreement

         In addition, we have reviewed the following statutes and regulations and relevant judicial and administrative interpretations thereof;

         1. The Maryland Revised Uniform Limited Partnership Act (MRULPA), as currently in effect, and related Maryland case law;

         2. The United States Internal Revenue Code, as currently in effect, and related regulations, rulings and case law.

         In such examinations, we have assumed the genuineness of signatures on documents and instruments, the authenticity of documents submitted to us as originals, the conformity to originals of documents submitted to us as copies and the truthfulness of all statements of fact contained therein. As to certain factual matters involved in rendering the opinions set forth herein, we have relied upon certificates of certain governmental authorities setting forth such matters, signed by an official or authorized representative of the particular government or authority and certificates and representations of officers of the Managing General Partner of the Limited Partnership.

         Based solely upon the above review, it is our opinion that:

         1. The exercise of the voting rights  pursuant to Sections  5.04(c) and
(e) and 10.02 (a)(i) of the Limited Partnership Agreement by the Limited Partners and holders of Beneficial Assignees Certificates ("Assignees") contemplated by the Consent Solicitation Statement is authorized under the provisions of the Limited Partnership and the MRULPA.

         2. The exercise of such voting rights by Limited Partners and Assignees will not subject the Limited Partners or Assignees to liability as general partners under MRULPA.

         3. The exercise of such voting rights may be effected without changing the status of CRI-85 as a partnership for tax purposes.

         We are members of the Bar of the State of Maryland, and the opinions expressed herein are limited to the laws of the State of Maryland (not including the state securities or blue sky laws of Maryland) and the federal laws of the United States of America. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

         The addressees may rely on this opinion in connection with the exercise of their voting rights as herein described. No other person may rely on this opinion without our prior written consent.

                                               Yours truly,




                                               Venable, Baetjer and Howard, LLP

                                                                      APPENDIX C







                           CAPITAL REALTY INVESTORS-85
                               LIMITED PARTNERSHIP

                          LIMITED PARTNERSHIP AGREEMENT
                      AND AMENDED AND RESTATED CERTIFICATE
                             OF LIMITED PARTNERSHIP

                                TABLE OF CONTENTS

                                                                      APPENDIX C



                          LIMITED PARTNERSHIP AGREEMENT

                      AND AMENDED AND RESTATED CERTIFICATE

                             OF LIMITED PARTNERSHIP


                                                                                                                Page
                                                                                                                ----

ARTICLE I

CONTINUATION, NAME, PLACE OF BUSINESS, PURPOSE AND TERM..........................................................1
1.01    Continuation of Partnership..............................................................................1
1.02    Name, Place of Business and Name and Address of Resident Agent...........................................1
1.03    Purpose .................................................................................................1
1.04    Term.....................................................................................................2

ARTICLE II
DEFINED TERMS....................................................................................................2
2.01    Defined Terms ...........................................................................................2

ARTICLE III
PARTNERS AND CAPITAL ............................................................................................7
3.01       General Partners .....................................................................................7
3.02       Limited Partners .....................................................................................7
3.03       Limited Partners and Assignees........................................................................8
3.04       Partnership Capital ................................................................................. 9
3.05       Liability of Partners............................................................................... 10

ARTICLE IV
DISTRIBUTIONS OF CASH; ALLOCATIONS OF PROFITS AND LOSSES ...................................................... 10
4.01       Distributions of Cash Available for Distribution.....................................................10
4.02       Distributions of Sale and Refinancing Proceeds.......................................................10
4.03    Profits and Losses for Tax Purposes ....................................................................11
4.04    Determination of Allocations and Distributions Among Partners and Assignees ............................12
4.05       Capital Accounts ....................................................................................13
4.06       Authority of General Partners to Vary Allocations to Preserve and Protect Partners' Intent ..........14

ARTICLE V
RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNERS..........................................................14
5.01    Management of the Partnership...........................................................................14
5.02    Authority of the Managing General Partner ..............................................................16
5.03    Authority of General Partners and their Affiliates to Deal with Partnership ............................17
5.04    General Restrictions on Authority of General Partners...................................................18
5.05    Management Obligations..................................................................................19
5.06    Delegation of Authority ................................................................................19
5.07    Other Activities........................................................................................19
5.08    Limitation on Liability of General Partners; Indemnification............................................20
5.09    Tax Status of Partnership...............................................................................20
5.10    Partnership Acquisition Fee and Partnership Management Fee .............................................21
5.11    Additional Management Fees .............................................................................21
5.12    Sale to Managing General Partner........................................................................22




5.13    Agency Agreement .......................................................................................22
5.14    Restrictions on Authority to Deal with General Partners and Affiliates .................................22
5.15       Additional Restrictions on the General Partners .....................................................22
5.16       Affirmation of Partnership's Purpose ................................................................24

ARTICLE VI
CHANGES IN GENERAL PARTNERS ....................................................................................24
6.01    Withdrawal of General Partners .........................................................................25
6.02    Admission of a Successor or Additional General Partner .................................................25
6.03    Consent of Limited Partners to Admission of Successor or Additional General Partner ....................25
6.04    Removal of a General Partner ...........................................................................25
6.05    Effect of Removal, Bankruptcy, Death, Withdrawal, Dissolution or Incompetency of a General Partner......25

ARTICLE VII
TRANSFERABILITY OF LIMITED PARTNERS' INTERESTS AND TRANSFERABILITY OF BACS .....................................26
7.01    Assignments of the Interest of Assignor Limited Partner.................................................26
7.02    Restrictions on Transfers of Interests of Limited Partners Other Than the Assignor Limited Partner......26
7.03    Assignees of Limited Partners Other Than the Assignor Limited Partner; Substitute Limited Partners......26
7.04    Joint Ownership of Interests............................................................................29
7.05    Assignability of BACs...................................................................................29

ARTICLE VIII
DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP .................................................................29
8.01 Events Causing Dissolution ................................................................................29
8.02 Liquidation................................................................................................30

ARTICLE IX
BOOKS AND RECORDS, ACCOUNTING, REPORTS, TAX MATTERS ............................................................31
9.01    Books and Records.......................................................................................31
9.02    Accounting Basis and Fiscal Year........................................................................32
9.03    Bank Accounts...........................................................................................32
9.04    Reports.................................................................................................32
9.05    Section 754 Elections...................................................................................33
9.06    Designation of Tax Matters Partner......................................................................33
9.07    Duties of Tax Matters Partner...........................................................................33
9.08    Authority of Tax Matters Partner........................................................................33
9.09    Expenses of Tax Matters Partner.........................................................................34

ARTICLE X
MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS AND ASSIGNEES ...................................................34
10.01   Meetings................................................................................................34
10.02   Voting Rights of Limited Partners and Assignees.........................................................34
10.03   Conditions to Action by Limited Partners and Assignees..................................................36
10.04   Management of the Partnership...........................................................................36
10.05   Other Activities........................................................................................36

ARTICLE XI
ASSIGNMENT OF ASSIGNED LIMITED PARTNERSHIP INTERESTS TO ASSIGNEESAND RIGHTS OF ASSIGNEES .......................37
11.01      Assignment of Limited Partnership Interests to Assignees.............................................37
11.02      Rights of Assignees of the Assignor Limited Partner..................................................37
11.03      Admission of Assignees as Limited Partners...........................................................37
11.04      Preservation of Tax Status and Preservation of Partnership Status Under State Law....................38

ARTICLE XII
MISCELLANEOUS PROVISIONS .......................................................................................38




12.01      Appointment of Managing General Partner as Attorney-in-Fact ........................................ 38
12.02      Signatures; Amendments ..............................................................................39
12.03   Ownership by Limited Partners or Assignees of General Partners or their Affiliates......................39
12.04   Binding Provisions .................................................................................... 39
12.05   Applicable Law ........................................................................................ 39
12.03      Counterparts ....................................................................................... 39
12.07   Separability of Provisions ............................................................................ 39
12.08   Captions................................................................................................39
12.09   Disallowance of Expenses............................................................................... 39
12.10   Entire Agreement .......................................................................................39


                           CAPITAL REALTY INVESTORS-85
                              LIMITED PARTNERSHIP

                        LIMITED PARTNERSHIP AGREEMENT AND
                       AMENDED AND RESTATED CERTIFICATE OF
                              LIMITED PARTNERSHIP



                                    RECITALS

         WHEREAS, as of December l, 1984, C.R.I., Inc., a Delaware corporation ("CRI"), William B. Dockser ("Dockser"), Martin C. Schwartzberg ("Schwartzberg") and H. William Willoughby ("Willoughby"), as General Partners, and Rockville Pike Associates Limited Partnership-V ("RPA"), a District of Columbia limited partnership, as Initial Limited Partner, executed a Certificate of Limited Partnership (the "Certificate") forming a limited partnership under the Maryland Revised Uniform Limited Partnership Act known as CAPITAL REALTY INVESTORS-V Limited Partnership, which Certificate was filed for recording with the State of Maryland Department of Assessments and Taxation on December 26, 1984;

         WHEREAS, as of October 1, 1985, the Partners of CAPITAL REALTY INVESTORS-V Limited Partnership entered into a First Amendment to the Certificate of CAPITAL REALTY INVESTORS-V Limited Partnership which, among other things, provided for (i) the admission of CRI-V, Inc., a Delaware corporation, as a limited partner (hereinafter the "Assignor Limited Partner"), (ii) the amendment of the name of the Partnership from Capital Realty Investors-V Limited Partnership to CAPITAL REALTY INVESTORS-85 Limited Partnership (the "Partnership") and (iii) the reassignment of Partnership Interests by and between the Assignor Limited Partner and RPA, which First Amendment to the Certificate was filed for recording with the State of Maryland Department of Assessments and Taxation on October 14, 1985;

         WHEREAS, the Partners of CAPITAL REALTY INVESTORS-85 Limited Partnership desire to (i) set forth additional terms and conditions with respect to the Partnership, (ii) provide for the admission of Two Broadway Associates IVB, a New York limited partnership as a Special Limited Partner ("TBA"), (iii) reassign certain of the Partnership interests among the Partners, (iv) set forth in full the terms and conditions of their agreements and understandings in a single instrument, and (v) continue the Partnership.

         NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree to continue CAPITAL REALTY INVESTORS-85 Limited Partnership as follows:

                                    ARTICLE I
                          CONTINUATION, NAME, PLACE OF
                           BUSINESS, PURPOSE AND TERM

1.01.    Continuation of Partnership.

         The undersigned hereby continue CAPITAL REALTY INVESTORS-85 Limited Partnership under the Maryland Revised Uniform Limited Partnership Act.

1.02.     Name, Place of Business and Name and Address of Resident Agent.

         The name of the Partnership is CAPITAL REALTY INVESTORS-85 Limited Partnership. The address of the principal place of business and office of the Partnership, unless hereafter changed by the Managing General Partner, shall be One Central Plaza, 11300 Rockville Pike, Rockville, Maryland 20852. Notification of any Change in the Partnership's place of business and principal office shall be given to the Limited Partners and Assignees.

         The  name  and  address  of  the  resident   agent  is  CRICO  Services
Corporation, Inc., One Central Plaza, 11300 Rockville Pike, Rockville, Maryland 20852.

1.03.    Purpose.

         The purpose and character of the business of the Partnership is to acquire, hold, sell, dispose of and otherwise manage partnership interests, directly or indirectly, in Local Partnerships which will develop, own and operate newly constructed, existing or substantially rehabilitated Apartment Complexes and to engage in other activities necessary or appropriate to the foregoing in order to (i) preserve and protect the Partnership's capital; (ii) provide current tax benefits in the form of tax losses during the early years of the Partnership's operations and equity buildup through periodic payments on the indebtedness upon the Apartment Complexes; (iii) provide capital appreciation through appreciation in value of the Partnership's investments; and (iv) provide cash distributions from the sale or refinancing of the Partnership's investments and from rental operations.

1.04.    Term.

         The Partnership began on December 26, 1984, and shall continue in full force and effect until December 31, 2039, or until dissolution prior thereto pursuant to the provisions hereof, and upon the filing of a Certificate of Cancellation with the State of Maryland Department of Assessments and Taxation in accordance with Article VIII.

                                   ARTICLE II
                                  DEFINED TERMS

2.01.      Defined Terms.

         The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article II. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires.

         "Accountants" means Alexander Grant & Company or such other nationally recognized firm of independent public accountants as shall be engaged from time to time by the Managing General Partner on behalf of the Partnership.

         "Acquisition Expenses" means the total of all legal fees and expenses, travel and communication expenses in connection with negotiations, costs of real estate consultants and appraisals, engineering studies, accountants' fees, reimbursement of interest on loans made or expenses incurred in connection with the guarantee of loans or the obtaining of credit and miscellaneous expenses associated with the selection and acquisition of interests in Local Partnerships which own the Apartment Complexes.

         "Acquisition Fees" means the total of all fees and commissions paid by any Person to any Person in connection with the selection or purchase by the Partnership of any interest in any Local Partnership, whether designated as real estate commissions, acquisition fees, selection fees, development fees, construction fees, nonrecurring management fees, consulting fees or any other similar fees or commissions. However, Acquisition Fees does not include fees paid by a Local Partnership to any Local General Partner or to an Affiliate of a Local General Partner (but will include any such fees paid to any Local Affiliated General Partner) for such services as construction supervision, rental supervision, partnership management, and, in certain circumstances, the Local General Partner's obligation to fund Local Partnership operating deficits.

         "Additional Limited Partner" means any Person or his successors or assigns who made his investment in the Partnership as a result of (i) the assignment of Limited Partnership Interests by the Assignor Limited Partner to the Assignee and the subsequent conversion of such Person's or his successors or assigns interest in the Partnership from the form of a BAC to a Limited Partnership Interest or (ii) acquiring Limited Partnership Interests from the Partnership (other than the Initial Limited Partner and the Special Limited Partner) rather than from any Assignee or his successor. An Additional Limited Partner may include a Substitute Limited Partner, but does not include the Initial Limited Partner or the Special Limited Partner.

         "Affiliate" means, when used with reference to a specified Person, (i) any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, and (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities. An Affiliate of the Partnership or of a General Partner does not include a Person who is a partner in a partnership or joint venture with the Partnership or any other Affiliate of the Partnership if such Person is not otherwise an Affiliate of the Partnership or a General Partner.

         "Affiliated Local Partner" means a general partner or special limited partner of any of the Local Partnerships which is owned by, or is affiliated with, CRI or any of the other General Partners.

         "Agreement" means this Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership, as originally executed and as amended from time to time.

         "Apartment Complex" means the land and buildings thereon, to be used for rental housing, and which may be constructed or rehabilitated, and will be owned by the Local Partnerships.

         "Assignee" means any Person who has been assigned a Limited Partnership Interest in the Partnership by the Assignor Limited Partner, which assignment is represented by a BAC, but who is not a Limited Partner.

         "Assignor Limited Partner" means CRI-V, Inc., a Delaware corporation, wholly owned by Dockser, Schwartzberg and Willoughby.

         "BAC" means a Beneficial Assignee Certificate representing an assigned Limited Partnership Interest of the Assignor Limited Partner.

         "BAC Holder" means any Person who has been assigned one or more Limited Partnership Interests by the Assignor Limited Partner, which assignment is represented by a BAC, but who is not a Limited Partner.

         "Bankruptcy" or "Bankrupt" as to any Person means the filing of a petition for relief as to any such Person as debtor or bankrupt under the Bankruptcy Act of 1898 or the Bankruptcy Code of 1978 or like provision of law (except if such petition is contested by such Person and has been dismissed within 60 days); insolvency of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; or commencement of any proceedings relating to such Person under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereby or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 60 days.

         "Buy-Out Agreement" means a contract between the Partnership and the Local General Partner(s) of a Local Partnership whereby the Local General Partner(s) will acquire, or cause to be acquired, upon the terms and conditions set forth in such contract, the interest of the Partnership in the Local Partnership in the event that certain events occur, or fail to occur, on or before specified dates and the Partnership and/or the Local Affiliated General Partner elects to cause the buy-out obligation to occur.

         "Capital Account" means the separate capital account of a Partner and an Assignee as described in Section 4.05.

         "Capital Contribution" means the total amount of money contributed to the Partnership (prior to the deduction of any selling commissions or expenses) by all the Partners or any class of Partners, or by any one Partner, as the context may require (or the predecessor holders of the Interests of such Persons or Person), and with respect to the Assignees, the Capital Contribution of the Assignor Limited Partner made on behalf of the Assignees, reduced, in the case of the Assignees (and any Additional Limited Partners), by the amount of any funds returned to them pursuant to Section 3.04(c).

         "Cash Available for Distribution" means, with respect to any period, Cash Flow less any amounts set aside from Cash Flow for the creation or restoration of Reserves.

         "Cash Flow" means, with respect to any period, (a) all cash and cash receivables received by the Partnership from Local Partnerships (exclusive of any proceeds derived from the sale, disposition, financing or refinancing of Apartment Complexes, or other special transactions) plus (b) cash receipts and cash receivables from Partnership operations but after deducting those amounts used for Operating Expenses, principal payments on Partnership debt, other than payments on that which is defined as Invested Assets, payments under ground leases and capital expenditures which are not funded from Reserves or debt.

         "Code" means the Internal Revenue Code of 1954, as amended, or any corresponding provision or provisions of succeeding law.

         "Consent" means either the consent given by vote at a meeting called and held in accordance with the provisions of Section 10.01 hereof or the prior written consent, as the case may be, of a Person to do the act or thing for which the consent is solicited, or the act of granting such consent, as the context may require.

         "CRI" means C.R.I., Inc., a Delaware corporation.

         "CRI Fund" means CRI Fund Management, Inc., a Delaware corporation.

         "CRI-V, Inc." means CRI-V, Inc., a Delaware corporation and the Assignor Limited Partner.

         "CRICO Management" means CRICO Management Corporation, a Delaware corporation.

         "Deferred Cash Flow Return" means for any fiscal year after 1986, on a cumulative basis, an amount equal to that portion of Cash Available for Distribution to which the General Partners, the Initial Limited Partner and the Special Limited Partner (except as to the 1.0% priority return to the Special Limited Partner) are entitled but receipt of which has been deferred in order to provide (i) the Special Limited Partner with its priority distribution of 1 % of Cash Available for Distribution, and (ii) the Assignees (and, if appropriate, the Additional Limited Partners) their non-cumulative Preferred Cash Flow Return.

         "Dockser" means William B. Dockser.

         "Equity Payments" means the sum of capital contributions made by the Partnership to Local Partnerships, payments of purchase price for partnership interests in Local Partnerships, and buy-out fees payable to Local General Partners, all of which amounts constitute the Partnership's investments in Local Partnerships.

         "Escrow Agent" means American Security Bank, N.A., of Washington, D.C.

         "Final Closing" means the date on which the permanent mortgage lender determines the final amount of and funds the permanent mortgage loan for an Apartment Complex, and the insurer, if any, of the permanent mortgage loan endorses such loan for insurance.

         "General Partners" means Dockser, Schwartzberg, Willoughby and CRI, or any Person or Persons who, at the time of reference thereto, has been admitted as a successor to the Interest of any of them or as an additional General Partner, in each such Person's capacity as a General Partner. A schedule of the General Partners and the percentage interests owned by each of them is attached hereto.

         "Gross Proceeds" means the total amount of money contributed to the Partnership by the Assignor Limited Partner and any Additional Limited Partner.

         "HUD"  means  the  United  States   Department  of  Housing  and  Urban
Development acting through any authorized representative.

         "Initial Limited Partner" means Rockville Pike Associates Limited Partnership-V or RPA, the limited partnership formed as of November 1, 1984, under the Uniform Limited Partnership Act of the District of Columbia, as said limited partnership may from time to time be constituted. The general partners are Dockser, Schwartzberg and Willoughby.

         "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled under this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. Reference to a majority, or specified percentage, in interest of the Limited Partners means the Limited Partners (including the Assignor Limited Partner) whose combined Capital Contribution represents over 50%, or such specified percentage, respectively, of the Capital Contribution of all Limited Partners. The ownership interests of the Limited Partners in the Partnership are sometimes referred to herein as "Limited Partnership Interests."

         "Invested Assets" means the sum of the capital contributions anticipated to be made to the Local Partnerships, the cash portion of the purchase price and interest thereon, the total amount of money paid pursuant to the Buy-Out Agreement to the Local General Partners or their Affiliates and the proportionate amount of the mortgage loans on, and other debts related to, the Apartment Complexes which is equivalent to the Partnership's pro rata interest in the capital accounts of the respective Local Partnerships.

         "Investment Date" means the date or dates, from time to time, when the proceeds of the Offering are released from the Escrow Agent to the Partnership through the Assignor Limited Partner (on behalf of the Assignees) and upon the satisfaction of the conditions described in Sections 3-02 and 3.03.

         "Limited Partner" means any Person who is a Limited Partner, whether the Initial Limited Partner, a Special Limited Partner, the Assignor Limited Partner, a Substitute Limited Partner, an Additional Limited Partner or any Assignee who subsequently becomes a Limited Partner, at the time of reference thereto, in such Person's capacity as a Limited Partner of the Partnership.

         "Limited Partnership Interest" means the Interest held by a Limited Partner, including the Interest held by the Assignor Limited Partner and assigned to the Assignees.

         "Local General Partner" means a general partner of any of the Local Partnerships.

         "Local Partnership" means (i) a limited partnership in which the Partnership will invest and which will own and operate an Apartment Complex or
(ii) a general partnership in which the Partnership will invest through acquisition of a limited partnership interest in a general partner (Affiliated with the Partnership) of a Local Partnership which will, in turn, own and operate an Apartment Complex.

         "Local Partnership Interest" means the limited partnership interest of the Partnership in a Local Partnership.

         "Managing General Partner" means CRI, in its capacity as a General Partner, so long as it shall be a General Partner, or any successor to the Interest of CRI, or a General Partner who becomes Managing General Partner pursuant to Section 8.01 (a) upon the removal of the former Managing General Partner.

         "Net Proceeds" means the Gross Proceeds less expenses incurred by the Partnership in connection with its organization and the offering and sale of the BACs and Limited Partnership Interests including selling commissions.

         "Notice" means a writing, containing the information required by this Agreement to be communicated to any Person, personally delivered to such Person or sent by registered, certified or regular mail, postage prepaid, to such Person at the last known address of such Person. The date of personal delivery or the date of mailing thereof, as the case may be, shall be deemed the date of receipt of Notice.

         "Offering" means the offering of BACs by the Partnership pursuant to the terms and conditions described in the Prospectus.

         "Operating Expenses" means, with respect to any period, except to the extent paid with cash withdrawn from Reserves therefore, the amount of expenses incurred by the Partnership in such period in the ordinary course of the Partnership's business for all expenses, including, but not by way of limitation, interest on purchase money notes (pursuant to the terms thereof) given in connection with the investment in Local Partnerships, computer costs, advertising, promotion, management, salaries, insurance, brokerage fees, taxes, accounting, bookkeeping, legal, travel and telephone.

         "Partner" means any General Partner or any Limited Partner.

         "Partnership" means the limited partnership formed as of December 26, 1984, under the Maryland Revised Uniform Limited Partnership Act and initially known as Capital Realty Investors-V Limited Partnership, and known thereafter as Capital Realty Investors-85 Limited Partnership, as said limited partnership may from time to time be constituted.

         "Person" means any individual, partnership, corporation, trust or other entity.

         "Preferred Cash Flow Return" means a sum payable to the Assignees (through the Assignor Limited Partner) (and to the Additional Limited Partners under certain circumstances) for any fiscal year after 1986, on a non-cumulative basis, which amount of cash shall be the equivalent of six percent (6%) per annum of the Capital Contribution paid by each Assignee (or Additional Limited Partner). Such amount shall be payable from Cash Available for Distribution after the priority return to the Special Limited Partner as set forth in Section
5.11 hereof. Such amount may be increased by the Tax Bracket Adjustment Factor.

         "Profits for Tax Purposes" and "Losses for Tax Purposes" mean the income or loss of the Partnership for federal income tax purposes, including related tax items such as capital gains and losses, tax credits, tax preferences and depreciation recapture.

         "Prospectus" means the prospectus contained in the registration statement File No. 2-98350, filed with the Securities and Exchange Commission for the registration of BACs under the Securities Act of 1933, in the final form in which said prospectus is filed with said Commission and as thereafter supplemented pursuant to Rule 424 under said Act.

         "Reserves" means amounts allocated to reserves maintained for working capital of the Partnership and contingencies related to the ownership of Local Partnership Interests.

         "Sale or Refinancing" means any Partnership or Local Partnership transaction, other than the receipt of Capital Contributions, not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of Apartment Complexes, Local Partnership interests and real or personal property of the Partnership or Local Partnership, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), or any borrowings or refinancings.

         "Sale and Refinancing Proceeds" means all cash receipts of the Partnership arising from a Sale or Refinancing shall be applied and distributed in amounts and order of priority set forth in Section 4.02.

         "Schedule A" means the schedule(s), as amended from time to time, of Partners' names, addresses, Capital Contributions and Interest (expressed as a percentage of all Partners' Interests), which schedule, in its initial form, is attached hereto and made a part hereof.

           "Schwartzberg" means Martin C. Schwartzberg.

         "Special Limited Partner" means Two Broadway Associates IVB, a New York limited partnership, whose partners are certain employees of Merrill Lynch, Hubbard Inc. ("Hubbard"), an Affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), as such limited partnership may from time to time be constituted. Hubbard and Merrill Lynch are both subsidiaries of Merrill Lynch & Co., Inc., a Delaware corporation.

         "Substitute   Limited   Partner"  means  any  Person  admitted  to  the
Partnership as a Limited Partner pursuant to the provisions of Section 7.02.

         "Tax Bracket Adjustment Factor" means one (1) plus the fraction determined in accordance with the formula set forth below, applicable only in the event legislation is enacted by which the maximum federal income tax rate for individual taxpayers and married taxpayers filing jointly is amended and such rate is established at less than fifty (50) percent for any of the years in the period from 1985 through and including 1989. The Tax Bracket Adjustment Factor shall be one plus a fraction; the numerator of such fraction is the result of calculating the difference between the maximum federal income tax rate presently in effect (50%) as if it were in effect for each of the years 1985-1989 and the actual maximum federal income tax rates as enacted for the years 1985-1989; and the denominator of which is the sum of the annual maximum federal income tax rate presently in effect (50%) as if it remained in effect throughout the subject period. Thus, assuming that the maximum federal income rates in years 1985-1989 were amended to 50% (1985), 42.5% (1986) and 35% each year thereafter, the numerator would equal 52.5; the denominator, 250. The Tax Bracket Adjustment Factor would equal one and 52/250 or 1.21. The Preferred Cash Flow Return and the residual distribution to the Investors as set forth in Section 4.02(a)(vi) of the Partnership Agreement would be multiplied by such factor.

         "Tax Matters Partner" means the Partner designated as the Tax Matters Partner of the Partner-ship by the Managing General Partner pursuant to the provisions of Section 9.06.

         "Unit" means the Partnership Interest of an Assignee or Limited Partner (other than the Assignor Limited Partner, the Special Limited Partner or the Initial Limited Partner) attributable to an original Capital Contribution of $1,000 (considered without regard to any reduction).

         "Willoughby" means H. William Willoughby.

                        ARTICLE III PARTNERS AND CAPITAL

3.01.    General Partners.

         The General Partners are Dockser, Schwartzberg, Willoughby and CRI. The names, addresses, Capital Contributions and Interests of the General Partners are as set forth in Schedule A. The General Partners shall not be required to make any additional Capital Contributions to the Partnership.

3.02.     Limited Partners.

         (a) Assignor Limited Partner. The Assignor Limited Partner is CRI-V, Inc. The name, address and Capital Contribution of the Assignor Limited Partner is as set forth in Schedule A. The interest of the Assignor Limited Partner is 96.0%.

         On the first Investment Date, the Partnership shall redeem the initial Capital Contribution of the Assignor Limited Partner and the Assignor Limited Partner shall make a Capital Contribution to the Partnership equal to the proceeds from the issuance of the BACs closed and released on such Investment Date.

         The Managing General Partner and the Assignor Limited Partner shall authorize and cause the Escrow Agent to transfer to the Partnership all proceeds received from Persons who purchased Limited Partnership Interests (if any) and BACs pursuant to the Offering, and all such proceeds transferred by the Assignor

         Limited Partner shall be treated as Capital Contributions to the Partnership made by the Assignor Limited Partner on behalf of, and as nominee for, the Assignees. All other proceeds from Persons other than BAC Holders released from such escrow shall be treated as Capital Contributions of those Additional Limited Partners. The Assignor Limited Partner shall make additional Capital Contributions on each Investment Date thereafter (if any) equal to the additional proceeds from the issuance of BACs released on each applicable Investment Date. Except as set forth in the preceding sentences, neither the Assignor Limited Partner nor the Additional Limited Partners shall be required to make any additional Capital Contribution to the Partnership. Other than to serve as Assignor Limited Partner, the Assignor Limited Partner has no other business purpose and will not engage in any other activity or incur any debts. The Assignor Limited Partner may not withdraw from the Partnership without the Consent of all Persons who are then Assignees, unless all of the Assignees shall become Limited Partners of the Partnership for any reason.

         (b) Initial Limited Partner. The Initial Limited Partner is RPA. The name, address and Capital Contribution of the Initial Limited Partner is as set forth in Schedule A. The interest of the Initial Limited Partner is .49%. The Initial Limited Partner shall not be required to make any additional Capital Contribution to the Partnership.

         (c) Special Limited Partner. The Special Limited Partner is TBA, the sole shareholder of the general partner of TBA is Merrill Lynch, Hubbard, Inc. The name, address and Capital Contribution of the Special Limited Partner is as set forth in Schedule A. The interest of the Special Limited Partner is two percent (2.0%). The Special Limited Partner shall not be required to make any additional Capital Contribution to the Partnership.

3.03.    Limited Partners and Assignees.

         (a) On each Investment Date, the Partnership acting through the Assignor Limited Partner is authorized and directed to issue BACs to the Assignees representing the assignment of Limited Partnership Interests of the Assignor Limited Partner to the Assignees. However, if after any such issuance, Capital Contributions with respect to all BACs and all Limited Partnership Interests acquired by Additional Limited Partners may not be less than $2,500,000 nor more than such maximum (not to exceed $60,000,000) as the Managing General Partner and Merrill Lynch shall determine. Any BACs sold to the Managing General Partner shall not be included in such calculation. It is hereby understood and agreed that the Assignor Limited Partner shall assign such BACs to other Persons, as provided in the Assignment Agreement to be executed among the Partnership, the Managing General Partner, and the Assignor Limited Partner on its own behalf and on behalf of the Assignees, in connection with the Offering. A Person shall be eligible to become an Assignee at such time as he has (1) agreed to purchase five or more BACs, (2) paid the sum of $1,000 in cash for each BAC purchased, and (3) obtained the Consent of the Managing General Partner or its designee to such purchase and assignment, the granting or denial of which shall be within the absolute discretion of the Managing General Partner. Each BAC shall represent one Limited Partnership Interest.

         (b) Payment for all orders for BACs shall be received by the Partnership in trust and deposited in an escrow account with the Escrow Agent. Upon acceptance by the Managing General Partner of orders for at least the aggregate amount of 2,500 BACs and Limited Partnership Interests, the Escrow Agent shall release such payments to the Partnership, and the Persons whose payments have been so closed and released shall become Assignees or Additional Limited Partners, as the case may be, as of the next business day after the date of such release. Such funds as shall be received by the Partnership shall be contributed to the capital of the Partnership and the Capital Accounts of the Assignor Limited Partner (and therefore, the subdivided Capital Accounts of the Assignees). Thereupon, the Assignees and Additional Limited Partners shall be credited on the books and records of the Partnership with such Capital Contributions. The Persons holding such BACs shall be recognized as Assignees with all the rights attendant thereto under this Agreement on such Investment Date.

         After the initial Investment Date, prospective Assignees or Additional Limited Partners, as the case may be, whose orders or subscriptions are approved by the Managing General Partner shall, to the extent feasible, be treated as Assignees or Additional Limited Partners as of the close of business on the day the Partnership receives such Person's Capital Contribution and in the case of the Additional Limited Partners, the recordation of an amendment to this Agreement admitting such Persons to the Partnership. All monies paid by Persons whose orders are rejected by the Managing General Partner shall be returned by the Escrow Agent to such subscribers, together with any interest earned on such monies while held in escrow, immediately after such rejection. The Managing General Partner shall have fifteen (15) days to accept the subscription of any Person. In the event such Person is rejected, interest shall be due only from the date of the rejection of the subscription, but no later than fifteen (15) days after the date of receipt of a subscription by the Managing General Partner.

         The aggregate interest of the Assignees (through the Assignor Limited Partner) and the Additional Limited Partners (if any) shall be 96% of the Partnership Interests. The aggregate Interest of each Assignee and each Additional Limited Partner in the Partnership shall be determined in accordance with a ratio which shall be multiplied by 96.0%. That ratio shall be determined as follows: the numerator shall be the number of BACs or Limited Partnership Interests owned by each Assignee or each Additional Limited Partner, as applicable; the denominator of which shall be the total number of BACs issued by the Assignor Limited Partner and owned by all Assignees and the Limited Partnership Interests held by the Additional Limited Partners, as applicable.

         (c) The Managing General Partner is hereby authorized to do all things necessary to accomplish the purpose of this Section 3.03, including, but not limited to, registering the BACs under the Securities Act of 1933, as amended, pursuant to the rules and regulations of the Securities and Exchange Commission, qualifying the BACs for sale with state securities regulatory authorities, and perfecting exemptions upon such terms and conditions as the Managing General Partner may deem advisable.

         (d) Immediately upon the release by the Escrow Agent of orders of prospective Assignees and the delivery of such orders to the Partnership, the Assignor Limited Partner's rights and interest in such Limited Partnership Interests shall be deemed to have been transferred and assigned to the Assignees in accordance with Section 11.01.

         (e) The name, address and Capital Contribution of any Limited Partner (other than the Assignor Limited Partner, the Initial Limited Partner and the Special Limited Partner) shall be set forth in a schedule to this Agreement at such times as such other Limited Partners may be admitted hereto.

         (f) A creditor who makes a nonrecourse loan to the Partnership shall not have or acquire at any time, as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Partnership, other than as a creditor or secured creditor, as the case may be.

3.04.    Partnership Capital.

         (a) No Partner or Assignee shall be paid interest on any Capital Contribution; provided, however, that if no assignments are made from the Assignor Limited Partner to the Assignees, subscription proceeds shall be returned to the Assignees with a pro rata portion of any interest earned thereon.

         (b) The Partnership shall not redeem or repurchase any Partnership Interest or BAC, and no Partner or Assignee shall have the right to withdraw, or receive any return of, his Capital Contribution, except as specifically provided herein. No Capital Contribution may be returned in the form of property other than cash or cash equivalents. The General Partners shall have no personal liability for the repayment of the Capital Contribution of any Limited Partner or Assignee.

         (c) Any portion of the Capital Contributions of the Assignees and of the Limited Partners (except for any amounts utilized to pay Partnership Operating Expenses, Partnership organization or BAC Offering expenses, or any amounts set aside for Reserves) which is not invested or committed for investment within 24 months from the date the Offering commenced, or, to the extent funds are received by the Partnership pursuant to any Buy-Out Agreement, 24 months from the date such funds are received, shall be distributed to the Assignees by the Partnership as a return of capital, without reduction for (i) any Acquisition Fee which would have been payable to the Managing General Partner or CRI Fund if such portion of the Assignees' Capital Contributions had been invested or (ii) any selling commission paid with respect to such Capital Contributions by the Partnership to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. For the purpose of this Agreement, funds will be deemed to have been committed for investment and will not be returned to the Assignees (or Additional Limited Partners) to the extent written agreements in principle, commitment letters, letters of intent or understanding, option agreements or any similar contracts or understandings shall be at any time executed, whether or not any such investments are consummated, and to the extent any funds have been reserved to make contingent payments in connection with the purchase of any Apartment Complex or any Local Partnership which owns an Apartment Complex, whether or not any such payments are made.

         (d) Any funds which the Partnership receives pursuant to any Buy-Out Agreement shall be subject to the provisions of Section 3.04(c) and shall be reinvested in the same manner as the Assignees' or Additional Limited Partners' Capital Contributions. The Managing General Partner shall give Notice to the Assignees and Additional Limited Partners of the facts attendant to any reinvestment, or proposed reinvestment, within sixty (60) days of receipt of any funds pursuant to any Buy-Out Agreement.

3.05.    Liability of Partners.

         The liability of each Limited Partner or Assignee for the losses, debts, liabilities and obligations of the Partnership shall be limited to his Capital Contribution (or, in the case of Assignees, the Capital Contribution made on his behalf) and his share of any undistributed profits of the Partnership; provided, however, that under applicable law a Limited Partner or Assignee may be liable to the Partnership to the extent of previous distributions made to him, with interest, if the Partnership does not have sufficient assets to discharge its liabilities. No Limited Partner or Assignee shall be required to lend any funds to the Partnership or, after his Capital Contribution (or, in the case of Assignees, the Capital Contribution made on his behalf) has been paid pursuant to Section 3.03, to make any further Capital Contribution to the Partnership. It is the intent of the Partnership that no distribution (or any part of any distribution) made to any Limited Partner or Assignee pursuant to Section 4.01 of this Agreement shall be deemed a return or withdrawal of capital, and that no Limited Partner or Assignee shall be obligated to pay any such amount to or for the account of the Partnership or any creditor of the Partnership. If any court of competent jurisdiction holds, however, that, notwithstanding the provisions of this Agreement, any Limited Partner or Assignee is obligated to make any such payment, such obligation shall be the obligation of such Limited Partner or Assignee and not of the General Partners. To the extent that the Assignor Limited Partner is required to return any distributions or repay any amount by law or pursuant to this Section 3.05, each Assignee who has received any portion of such distribution agrees, by virtue of accepting such distribution, to pay his proportionate share of such amount to the Assignor Limited Partner immediately upon Notice by the Assignor Limited Partner to such Assignee.



                                   ARTICLE IV
            DISTRIBUTIONS OF CASH; ALLOCATIONS OF PROFITS AND LOSSES

4.01.    Distributions of Cash Available for Distribution.

         (a) All Cash Available for Distribution shall be distributed, not less frequently than annually, 89.0% to the Assignees and to the Limited Partners (other than the Initial Limited Partner and Special Limited Partner), as a group, and 10.0% in the aggregate to the General Partners and the Initial Limited Partner (8.01% to Dockser, Schwartzberg, Willoughby and CRI and .49% to the Initial Limited Partner) and 2.5% to the Special Limited Partner. Such distributions shall be paid in the order of priority specified in Section 5.11.

         (b) Notwithstanding subsection (a), in each fiscal year after 1986, the General Partners and the Initial Limited Partner will defer their receipt of any Cash Available for Distribution and the Special Limited Partner will defer its receipt of its portion of Cash Available for Distribution other than the amount of the Priority Return (as such priority return is defined below) to the extent necessary to provide the Assignor Limited Partner and the Additional Limited Partners (if any) with their Preferred Cash Flow Return. The Special Limited Partner shall receive 1.0% of its 2.5% share of any Cash Available for Distribution in accordance with the terms set forth in Section 5.11 (the "Priority Return"). The General Partners', the Initial Limited Partner's and that portion of the Special Limited Partner's Deferred Cash Flow Return will accrue and be payable to them, lo the extent possible, out of any subsequent year's Cash Available for Distribution after the Additional Limited Partners and the Assignor Limited Partner have received their Preferred Cash Flow Return and the Special Limited Partner receives its Priority Return, or out of Sale or Refinancing Proceeds as set forth in Section 4.02. The Preferred Cash Flow Return may be increased by the Tax Bracket Adjustment Factor.

4.02     Distributions of Sale and Refinancing Proceeds.

         (a) Except as may be required by Section 8.02(c), all Sale and Refinancing Proceeds shall be applied and distributed in the following amounts and order of priority:

               (i) to the payment of debts and liabilities of the Partnership (including all expenses of the Partnership incident to the Sale or Refinancing) other than loans or other debts and liabilities of the Partnership to any Partner or any Affiliate, such debts and liabilities, in the case of a nonliquidating distribution, to be only those which are then required to be paid or, in the judgment of the Managing General Partner, required to be provided for;

               (ii) to the  establishment  of any  Reserves  which the  Managing
General  Partner  deems  reasonably  necessary  for  contingent,   unmatured  or
unforeseen liabilities or obligations of the Partnership;

               (iii) except in the case of a refinancing, to each Partner and Assignee in an amount equal to the positive balance in his Capital Account as of the date of the sale adjusted for operations and distributions to that date, but before allocation of any Profits for Tax Purposes realized from such sale and allocated pursuant to Section 4.03(d) of this Agreement;

               (iv) to the Assignees and Additional Limited Partners an aggregate amount of proceeds from Sale or Refinancing and all prior Sales or Refinancings equal to their Capital Contributions, without reduction for prior cash distributions other than prior distributions of Sale and Refinancing Proceeds;

               (v) to the Special Limited Partner an amount equal to 1 % of the sum of the Sale and Refinancing Proceeds less the amounts set forth in this
Section 4.02 (a)(i)-(iii) above;

               (vi) to the Assignees and Additional Limited Partners, an amount for each fiscal year after 1986, equal to a noncompounded cumulative return of 6% per annum of the Capital Contribution paid by each Assignee and each Additional Limited Partner, which additional amount may be increased by the Tax Bracket Adjustment Factor, and reduced, but not below zero, by distributions of Net Cash Flow to each Assignee and Additional Limited Partner; and to the Special and Initial Limited Partners, in the amount of their Capital Contributions, respectively;

               (vii) to the repayment of any unrepaid loans theretofore made by any Partner or any Affiliate to the Partnership for Partnership obligations and to the payment of any unpaid amounts owing to the General Partners under this Agreement;

               (viii) to the General Partners in the amount of their Capital Contributions;

               (ix) thereafter, in equal shares to the General Partners for services to the Partnership and to the Special Limited Partner whether or not any is then a General Partner or a Special Limited Partner (or their designees), an aggregate fee of 1 % of the gross proceeds resulting from (A) such Sale (if the Proceeds are from a Sale rather than a Refinancing) and (B) any prior Sales from which such 1 % fee was not paid to the General Partners or the Special Limited Partner or their designees;

               (x) to the General Partners, the Initial Limited Partner and the Special Limited Partner an amount equal to the total of all accrued but unpaid portions of the Deferred Cash Flow Return which were previously deferred pursuant to Section 4.01(b); and

               (xi)  the  remainder,  12.00%  in the  aggregate  to the  General
Partners and the Initial Limited Partner (or their assignees) (11.51% to the General Partners and .49% to the Initial Limited Partner), 85.00% in the aggregate to the Assignees and Additional Limited Partners, as a group (or their assignees) and 3.00% to the Special Limited Partner.

         Fees payable to the General Partners and the Special Limited Partner (or their designees) under (ix) above, together with all other property disposition fees and any other commissions or fees payable upon the sale of Apartment Complexes shall not in the aggregate exceed the lesser of the competitive rate or 6% of the sales price of the Apartment Complexes.

         (b) If there are insufficient funds to make payment in full of all amounts under any Subsection of Section 4.02(a), the funds then available for payment shall be allocated proportionately among the Persons entitled to payment pursuant to such Subsection.

4.03.    Profits and Losses for Tax Purposes.

         (a) Profits and Losses for Tax Purposes shall be determined in accordance with the accounting method followed by the Partnership for federal income tax purposes. Every item of income, gain, loss, deduction, credit or tax preference entering into the computation of such profit or loss, or applicable to the period during which such profit or loss was realized, shall be considered allocated to each Partner or Assignee in the same proportion as profit and loss are allocated to such Partner or Assignee.

         (b) All Profits and Losses for Tax Purposes prior to the first date on which BACs are purchased pursuant to Section 3.03 shall be allocated in accordance with the percentage interests held by the General Partners, the Initial Limited Partner and the Assignor Limited Partner as set forth in the Certificate and the First Amendment of the Partnership. Such Profits and Losses for Tax Purposes shall be determined on the basis of an interim closing of the Partnership's books on such date.

         (c) Except as set forth in Section 4.03(b), all Profits and Losses for Tax Purposes not arising from a Sale or Refinancing (as determined by the Managing General Partner) shall be allocated 96% to the Assignees and the Additional Limited Partners and 4.00% in the aggregate to the remaining Partners (1.51 % to the General Partners, 2.00% to the Special Limited Partner and .49% to the Initial Limited Partner).

         (d) Profits for Tax Purposes arising from a Sale or Refinancing (as determined by the Managing General Partner) shall be allocated as follows:

               (i) First, that portion of Profits (but not Losses) for Tax Purposes (including any profits treated as ordinary income for federal income tax purposes) which is equal in amount to the Partnership's negative Capital Account in the Local Partnership in connection with which the Sale or Refinancing arose, as of the date immediately prior to the date of such Sale or Refinancing, shall be allocated to the Partners or Assignees who have negative Capital Account balances in proportion to such balances, provided that no gain shall be allocated to a Partner or Assignee under this Section 4.03(d)(i) once such Partner's or Assignee's Capital Account is brought to zero; and

               (ii) Second, the remainder shall be allocated among the Partners and Assignees in proportion to the amount of Sale and Refinancing Proceeds which were distributed to them in connection with the Sale or Refinancing pursuant to Sections 4.02(a)(iv), (v), (vi), (viii), (x) and (xi).

         (e) Losses for Tax Purposes arising from a Sale or Refinancing (as determined by Managing General Partner) shall be allocated as follows:

               (i) First, an amount of loss equal to the amount by which the aggregate amount of the Capital Accounts for all Partners and Assignees exceeds the total Capital Contributions of all Partners and Assignees shall be allocated in the ratio that each Partner's and Assignee's individual excess balance in his Capital Account bears to the aggregate excess balances of all Partners and Assignees;

               (ii) Second, the loss shall be allocated among the Partners and Assignees with positive Capital Accounts, after giving effect to allocations under Section 4'.03(e)(i), by allocating an amount of loss to each such Partner and Assignee which bears the same ratio to the total loss to be allocated under this Section 4.03(e)(ii) as the positive Capital Account of such Partner and Assignee bears to the sum of the positive Capital Accounts of all Partners and Assignees; and

               (iii) Third, the remainder of the loss shall be allocated 96.0% to the Additional Limited Partners (if any) and the Assignor Limited Partner (and therefore, the Assignees) and 4.0% in the aggregate to the remaining Partners.

         (f) Each Partner shall retain his respective interest in the Partnership attributable to property described in Section 751(a) of the Internal Revenue Code ("interest in Section 751 property") for so long as such Partner has an interest in the Partnership. Accordingly, any portion of the gains which are allocated pursuant to Section 4.03(d) above, and which are treated as ordinary income for federal income tax purposes under Section 1245 and 1250 of the Code, shall be allocated to those Partners who have an interest in Section 751 property, in proportion to the amounts of such Partners' respective interests in Section 751 property.

         (g) Notwithstanding any other provision of this Agreement to the contrary that may be expressed or implied herein, the interests of the General Partners, in the aggregate, in each item of Partnership income, gain, loss, deduction or credit will be equal to at least 1.0% of each of those items at all times during the existence of the Partnership.

4.04.    Determination of Allocations and Distributions Among Partners and
         Assignees.

         (a) Except as provided in Sections 4.04(d) and 4.04(e), all Profits and Losses for Tax Purposes allocable to the Assignees and the Additional Limited Partners and all Cash Available for Distribution and all Sale and Refinancing Proceeds distributable to the Assignees and the Additional Limited Partners shall be allocated or distributed, as the case may be, to each Assignee and Additional Limited Partner entitled to such allocation or distribution in the ratio which the BACs and Limited Partnership Interests owned by such Assignee and Additional Limited Partner bears to the total BACs and Limited Partnership Interests owned by all Assignees and Additional Limited Partners entitled to such allocation or distribution; provided, however, that any distribution pursuant to Section 4.02(a)(iii) shall be made to each Assignee and Additional Limited Partner entitled to such distribution in the ratio which the positive balance in such Assignee's or Limited Partner's Capital Account bears to the total positive balances in the Capital Accounts of all Assignees and Additional Limited Partners entitled to such distribution as of the date of the Sale or Refinancing.

         (b) Except as provided in Section 4.04(c), all Profits and Losses for Tax Purposes not arising from a Sale or Refinancing allocable to the Assignees and Additional Limited Partners, as a group, shall be allocated, and all Cash Available for Distribution distributable to the Assignees and Additional Limited Partners, as a group, shall be distributed, as the case may be, to the Persons recognized by the Partnership as the holders of BACs and Limited Partnership Interests as of the last day of the period for which such allocation or distribution is to be made.

         (c) All Profits and Losses for Tax Purposes for a Partnership year not arising from a Sale or Refinancing allocable to any BAC or Limited Partnership Interests which has been transferred during such year shall be allocated between the transferor and the transferee based upon the number of monthly periods on the last day of which each was recognized (in accordance with Section 7.02(b)) as the holder of the BACs or Limited Partnership Interests for purposes of this Section, without regard to the results of Partnership operations during particular monthly periods of such year and without regard to whether cash distributions were made to the transferor or transferee.

         (d) All Profits and Losses for Tax Purposes arising from a Sale or Refinancing allocable to the Assignees and Additional Limited Partners shall be allocated, and all Sale and Refinancing Proceeds arising from such Sale or Refinancing distributable to the Assignees and Additional Limited Partners shall be distributed, as the case may be, to the Persons recognized as the holders of BACs or Limited Partnership Interests as of the date of such Sale or Refinancing. All Profits and Losses for Tax Purposes which are attributable to, and all Sale and Refinancing Proceeds which represent, Sale and Refinancing Proceeds not received by the Partnership as cash upon a Sale or Refinancing but which will be received later by the Partnership as a result of an installment or other deferred sale, shall be allocated or distributed, as the case may be, to the Persons recognized (in accordance with Section 7.03(e) in the case of a transfer of BAC or Limited Partnership Interests) as the holders of BAC or Limited Partnership Interests as of the date such Sale and Refinancing Proceeds are received by the Partnership.

         (e) In the event that there is more than one Investment Date, all Cash Available for Distribution, and all Profits and Losses for Tax Purposes allocable to the Assignees and Additional Limited Partners as a class for the period commencing with any such Investment Date and ending, on the next succeeding Investment Date shall be distributed or allocated solely to those Persons who held BACs or Limited Partnership Interests as of or prior to the Investment Date which marks the beginning of such period, on the basis of an interim closing of the Partnership's books on such Investment Dates.

         (f) Any portion of the gains treated as ordinary income for federal income tax purposes under Section 1245 and 1250 of the Code ("Recapture Amount") shall be allocated on a dollar for dollar basis to those Partners and Assignees to whom the items of Partnership deduction or loss giving rise to the Recapture Amount had been previously allocated.

4.05.    Capital Accounts.

         A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner's Capital Account the amount of his capital contributed (including the Capital Contributions of the Assignor Limited Partner on behalf of the Assignees) and such Partner's distributive share of the Profits for Tax Purposes of the Partnership; and there shall be charged against each Partner's Capital Account the amount of all

Cash Available for Distribution distributed to such Partner, all Sale and Refinancing Proceeds distributed to such Partner, and such Partner's distributive share of the Losses for Tax Purposes of the Partnership. Each Partner's Capital Account shall be maintained and adjusted in accordance with the Code and Treasury Regulations thereunder, including expressly, but not by way of limitation, the adjustments to Capital Accounts permitted by Section 704(6) of the Code and the Treasury Regulations thereunder in the case of a Partner who receives the benefit or detriment of any special basis adjustment under Sections 734, 743 and 754. The Assignor Limited Partner's Capital Account shall be subdivided into separate Capital Accounts for each Assignee and shall be maintained and adjusted for each Assignee in accordance with the foregoing.

4.06. Authority of General Partners to Vary Allocations to Preserve and Protect Partners' Intent.

         (a) It is the intent of the Partners that each Partner's or Assignee's distributive share of income, gain, loss, deduction or credit (or item thereof) shall be determined and allocated in accordance with this Article IV to the fullest extent permitted by Section 704(6) of the Code. In order to preserve and protect the determinations and allocations provided for in this Article IV, the General Partners are authorized and directed to allocate income, gain, loss, deduction or credit (or item thereof) arising in any year differently than otherwise provided for in this Article IV to the extent that, allocating income, gain, loss, deduction or credit (or item thereof) in the manner provided for in this Article IV would cause the determinations and allocations of each Partner's or Assignee's distributive share of income, gain, loss, deduction or credit (or item thereof) not to be permitted by Section 704(6) of the Code and Treasury Regulations promulgated thereunder. Any allocation made pursuant to this Section
4.06 shall be deemed to be a complete substitute for any allocation otherwise provided for in this Article IV and no amendment of this Agreement or approval of any Partner or Assignee shall be required.

         (b) In making any allocation (the "new allocation") under Section 4.06(a), the General Partners are authorized to act only after having been advised by counsel to the Partnership and the Accountants that under Section 704(b) of the Code and the Treasury Regulations thereunder, (i) the new allocation is necessary, and (ii) the new allocation is the minimum modification of the allocations otherwise provided for in Article IV necessary in order to assure that, either in the then current year or in any preceding year, each Partner's or Assignee's distributive share of income, gain, loss, deduction or credit (or item thereof) is determined and allocated in accordance with this
Article IV to the fullest extent permitted by Section 704(b) of the Code and the Treasury Regulations thereunder.

         (c) If the General Partners are required by Section 4.06(a) to make any new allocation in a manner less favorable to the Assignees or Additional Limited Partners than is otherwise provided for in this Article IV, the General Partners are authorized and directed, insofar as they are advised by counsel to the Partnership and the Accountants that it is permitted by Section 704(b) of the Code, to allocate income, gain, loss, deduction or credit (or item thereof) arising in later years in a manner so as to bring the allocations of income, gain, loss, deduction or credit (or item thereof) to the Assignees and Additional Limited Partners as nearly as possible to the allocations thereof otherwise contemplated by this Article IV.

         (d) New allocations made by the General Partners under Section 4.06(a) in reliance upon the advice of counsel to the Partnership and the Accountants and allocations made by the General Partners under Section 4.06(c) in reliance upon the advice of counsel to the Partnership and the Accountants shall be deemed to be made pursuant to the fiduciary obligation of the General Partners to the Partnership, the Limited Partners and the Assignees, and no such allocation shall give rise to any claim or cause of action by any Assignee or any Limited Partner.

                                    ARTICLE V
                      RIGHTS, OBLIGATIONS AND POWERS OF THE
                                GENERAL PARTNERS

5.01.    Management of the Partnership.

         (a) The General Partners, within the authority granted to them under this Agreement, shall have full, complete and exclusive discretion to manage and control the business of the Partnership to the best of their ability and to use their best efforts to carry out the purpose of the Partnership. In so doing, the General Partners shall take all actions necessary or appropriate to protect the interests of the Limited Partners and the Assignees. The General Partners shall devote such time as is necessary to the affairs of the Partnership. None of the General Partners shall receive compensation therefore from the Partnership other than as expressly provided herein or in the Local Partnership Agreements. The General Partners shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership and they shall not employ such funds or assets in any manner except for the exclusive benefit of the Partnership.

         (b) Subject to the other provisions of this Agreement, CRI shall be the Managing General Partner. All decisions made for and on behalf of the
Partnership by the Managing General Partner shall be binding upon the Partnership. Except as expressly otherwise set forth elsewhere in this
Agreement, the Managing General Partner (acting for and on behalf of the Partnership), in extension and not in limitation of the rights and powers given by this or by the other provisions of this Agreement shall, in its sole discretion, have full and entire right, power and authority in the management of the Partnership business to do any and all things necessary to effectuate the purpose of the Partnership. Without limiting the foregoing grant of authority, but subject to the other provisions of this Agreement, the Managing General Partner, in its capacity as General Partner shall have the right, power and authority, acting for and on behalf of the Partnership, to do all acts and things set forth in Section 5.02. No Person dealing with the Managing General Partner shall be required to determine its authority to make any undertaking on behalf of the Partnership or to determine any facts or circumstances bearing upon the existence of such authority.

         (c) The Managing General Partner shall, after the release from escrow of orders for BACs pursuant to Section 3.03, establish initial Reserves out of Capital Contributions in an amount not less than 5% of the Capital Contributions of the Assignees and the Additional Limited Partners. Such Reserves may be increased or reduced by the Managing General Partner as it deems appropriate under the circumstances from time to time.

         (d) All of the Partnership's expenses shall be billed to and paid by the Partnership. In the event that legitimate Partnership expenses are billed by its creditors to the Managing General Partner rather than the Partnership, subject only to the limitations herein which apply generally to the
Partnership's expenses, such expenses shall be paid by the Partnership. The expenses to be paid by the Partnership in connection with the Partnership's business include without limitation: (i) all costs of personnel employed by the Partnership and involved in the business of the Partnership, other than Persons who are employees of the Managing General Partner, (ii) all costs of borrowed money, taxes and assessments applicable to the Partnership (including interest or other charges on loans or letters of credit by, or obtained by, the General Partners or their Affiliates, as permitted by Section 5.03(b)), (iii) legal, audit, accounting and appraisal fees, (iv) printing, engraving and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and recording of documents evidencing ownership of an Interest in the Partnership or in connection with the business of the Partnership, (v) fees and expenses paid to independent contractors, mortgage bankers, finders, brokers and servicers, consultants, real estate brokers, and other agents, (vi) expenses in connection with the acquisition, sale, exchange or other disposition and financing of Local Partnership Interests, (vii) expenses of organizing, revising, amending, converting, modifying or terminating the Partnership, and (viii) costs incurred in connection with any litigation or regulatory proceeding in which the Partnership is involved.

         (e) Reimbursements to the General Partners or any of their Affiliates shall not be allowed, except for reimbursement of (i) organizational, offering and selling expenses, (ii) the actual cost to the General Partners or such Affiliates of goods and materials supplied by unaffiliated parties used for or by the Partnership, (iii) any expenses incurred, including interest by the General Partners or any of their Affiliates in connection with loans made to, or letters of credit issued to or on behalf of, the Local General Partners or the Local Partnerships, and (iv) direct travel and telephone expenses of them or its employees on Partnership business and direct out-of-pocket expenses incurred in rendering legal, accounting, bookkeeping, computer, printing and public relations services, which services could be performed by independent parties. Reimbursement of expenses shall not exceed the lesser of the cost of such expenses or the amount which an independent party would charge for such services.

         Organizational, offering and selling expenses means those expenses incurred in connection with or related to the formation and qualification of the Partnership, the registration and qualification of the Units under applicable federal and state laws and the marketing, distribution, sale and processing of the Units including without limitation: (a) the costs of preparing, printing, filing and delivering a registration statement with respect to the Units, the Prospectus (including any amendments thereof or supplements thereto), a "Blue Sky Survey" and all underwriting and sales agreements, including the cost of all copies thereof supplied to Merrill Lynch, Pierce Fenner & Smith, Inc. ("Merrill Lynch") and other soliciting dealers, (b) the cost of preparing and printing this Agreement, other solicitation material and related documents and the cost of filing and recording such certificates or other documents as are necessary to comply with the laws of the State of Maryland for the formation of a limited partnership and thereafter for the continued good standing of a limited partnership, (c) the cost of any escrow arrangements, including any compensation to the Escrow Agent, (d) filing fees payable to the Securities and Exchange Commission, to state securities commissions and to the National Association of Securities Dealers, Inc., and (e) fees of the Partnership's counsel and Accountants.

         Notwithstanding the terms and conditions of Section 5.01(d) and (e) above, the Managing General Partner shall pay any expenses of the Offering, including organization and selling expenses, and reimbursement of expenses to Merrill Lynch and such broker-dealers (other than selling commissions to Merrill Lynch and participating broker-dealers) in excess of three (3) percent of the gross proceeds of the Offering, and any such excess paid by the Managing General Partner shall be without recourse to the assets of the Partnership and shall not be reimbursed by the Partnership. The aggregate amount of the expenses of the Offering (including selling commissions) shall not exceed fifteen (15) percent of the gross proceeds of the Offering.

         General overhead expenses incurred by the General Partners or their Affiliates in connection with the administration of the Partnership shall not be charged to the Partnership. Such expenses include, but are not limited to, salaries of employees not specifically performing the services described above in this Section 5.01(e), rent, capital equipment and such other items generally constituting overhead, salaries, fringe benefits, travel and utilities expenses of individual General Partners or managing officers, directors and controlling persons of corporate General Partners.

         The annual report of the Partnership will include a breakdown of the amounts actually reimbursed to the Managing General Partner. The accountants of the Managing General Partner will certify that the amounts actually reimbursed were costs incurred in the management of the Partnership. The methods of verification used by the Accountants will be in accordance with generally accepted auditing standards and other auditing procedures which the Accountants consider appropriate, including but not limited to, review of the time records of the employees of the Managing General Partner and its Affiliates, and review of the nature of the tasks performed by such employees for which the Managing General Partner is reimbursed.

5.02.    Authority of the Managing General Partner.

         (a) Subject to Sections 5.03(b) and (c) and 5.04, the Managing General Partner for, and in the name and on behalf of, the Partnership is hereby authorized, without limitation:

               (i) to acquire, hold, encumber, sell, dispose of and otherwise manage, Local Partnership interests, at such price and upon such terms, as it deems to be in the best interests of the Partnership, the Limited Partners and Assignees, including the power to vote to amend the Local Partnership Agreement and/or the Affiliated limited partnership in which the Partnership is a limited partner in such a manner as to reduce the limited partnership interests of the Partnership in the Local Partnership or in the Affiliated limited partnership (which is a general partner in a general Local Partnership) and to vote to reduce the Partnership's interests in the profits, losses and special allocations of the Local Partnership or the Affiliated limited partnership and assign a part of the Local Partnership Interest or the Affiliated limited partnership in such Local Partnership, provided that any such action is necessary to preserve the economic value of the Partnership's Local Partnership Interest;

               (ii) to acquire by purchase, lease, exchange or otherwise, any real or personal property;

               (iii) to borrow money and issue evidences of indebtedness, and to secure the same by mortgage, deed of trust, pledge or other lien on any Local Partnership Interest or other assets of the Partnership;

               (iv) to employ agents, employees, managers, accountants, attorneys, consultants and other Persons necessary or appropriate to carry out the business and operations of the Partnership, and to pay fees, expenses, salaries, wages and other compensation to such Persons; such Persons shall not be Affiliated with the General Partners or the Partnership, except in extraordinary circumstances and as otherwise provided for herein;

               (v) to pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as it may determine and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the Partnership;

               (vi) to determine the appropriate accounting method or methods to be used by the Partnership (the Partnership intends initially to utilize the accrual method of accounting in maintaining its books and records);

               (vii) to cause the Partnership to make or revoke any of the elections referred to in Sections 195, 709, 732, 754, or 1017 of the Code or any similar provisions enacted in lieu thereof or any other elections beneficial to the Assignees and the Partners of the Partnership;

               (viii) to allocate income, gain, loss, deduction, or credit (or item thereof) in accordance with Section 4.06 of this Agreement;

               (ix) to establish and maintain Reserves for such purposes and in such amounts as it deems appropriate from time to time;

               (x)  to  amend  this   Agreement   to  reflect  the  addition  or
substitution of Limited Partners or the reduction of Capital Accounts upon the return of capital to Partners;

               (xi) to invest all funds not immediately needed in the operation of the business, including, but not limited to (A) the Net Proceeds prior to investment in and allocation to specific Local Partnerships, (B) the Net Proceeds allocated for subsequent investment in a particular Local Partnership after the Partnership has made its initial capital contribution to such Local Partnership, or (C) Reserves, in United States Government securities, including Treasury Bills, other United States Government guaranteed obligations, certificates of deposit or bank time deposits, and tax exempt notes or bonds with maturities not exceeding one year; but prior to the sale by the Partnership of the minimum number of Units, no funds paid by subscribers for Units shall be invested in tax exempt notes or bonds;

               (xii) to deal with, or otherwise engage in business with, or provide services to and receive compensation therefor from any Person who has provided any services to, lent money to, sold property to, or purchased property from the General Partners or any of their Affiliates or who may in the future provide services to, lend money to, sell to or purchase property from such parties; such Persons shall not be Affiliates of the General Partners or the Partnership, except in extraordinary circumstances and as otherwise provided herein;

               (xiii) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the Partnership; or

               (xiv) to deal with, delegate, enter into an agreement, agreements, or contracts with a financial institution or other entity to conduct, on its behalf, transfers of BACs or Limited Partnership Interests, including correspondence with the BAC Holders and Additional Limited Partners, preparing, transmitting and doing all other necessary actions to effect transfers, assignments or other dispositions of BACs or Limited Partnership Interests as requested by BAC Holders or Additional Limited Partners and to do all other acts authorized hereunder in connection with such administrative activities relating to the BAC Holders or Additional Limited Partners (the "Transfer Agent"); provided however, the cost of such services shall be borne by the Partnership with respect to ordinary and necessary business expenses with respect to the provision of services to the Partners and Assignees, except for transfers of Interests for which the Managing General Partner may determine an additional transfer fee is appropriate. Further, any contractual arrangement between the Partnership and such Transfer Agent shall not relieve the Managing General Partner of its fiduciary duties hereunder.

         (b) With respect to all of its obligations, powers and responsibilities under this Agreement, the Managing General Partner is authorized to execute and deliver, for and on behalf of the Partnership, such notes and other evidences of indebtedness, contracts, agreements, assignments, deeds, leases, loan agreements, mortgages and other security instruments and agreements as it deems proper, all on such terms and conditions as it deems proper.


5.03.    Authority of General Partners and their Affiliates to Deal with
         Partnership.

         (a) An Affiliate of a General Partner may, and shall have the right to, be a Local General Partner, including the sole Local General Partner, of any Local Partnership. An Affiliate of a General Partner may, and shall have the right to, act as management agent of any Apartment Complex on terms and conditions permitted by any applicable governmental regulations or any applicable requirements of any lender and as set forth in Section 5.11(b).

         (b) The General Partners or any Affiliate shall not have the right to contract or otherwise deal with the Partnership or any Local Partnership for the sale of goods or services or the lending of money to a Local Partnership or the Local General Partners, except for: (i)Apartment Complex management services, the fee for which may be limited by regulatory agencies and if not so regulated shall be as set forth in Section 5.11 (b) hereof; (ii) loans made by, or guaranteed by, the General Partners or their Affiliates, the interest upon which shall be at the current prime lending rate plus one percent, which is the same interest rate charged to the General Partners or their Affiliates, and (iii) for those dealings, contracts or provision of services described in this Agreement or in the Prospectus. All services rendered shall be rendered pursuant to a written contract which shall contain a clause allowing termination without penalty on sixty (60) days Notice. Goods or services will be provided at the lesser of actual cost or the price charged for such goods or services by independent parties. Any payment made to the General Partners or any Affiliate for such goods, services or loans shall be fully disclosed to all Assignees and Limited Partners in the reports required hereunder. Neither the General Partners nor any Affiliate shall, by the making of lump-sum payments to any other Person for disbursement by such other Person, circumvent the provisions of this Section 5.03(b) or Section 5.03(c).

         (c) Notwithstanding the provisions of Section 5.03(b), the General Partners or any Affiliate shall not:

               (i) receive any rebate or give-up, or participate in any reciprocal arrangement, which would circumvent the provisions of Section 5.03(b); or

               (ii) receive any insurance brokerage fee or write any insurance policy covering the Partnership.

5.04.    General  Restrictions  on Authority of General  Partners.

         In exercising management and control of the Partnership, the General Partners, on behalf of the Partnership and in furtherance of the business of the Partnership, shall have the authority to perform all acts which the Partnership is authorized to perform. None of the General Partners shall have any authority to:

         (a) perform any act in violation of this Agreement or any applicable law or regulation thereunder;

         (b) do any act required to be approved or ratified in writing by all Limited Partners under the Maryland Revised Uniform Limited Partnership Act, unless the right to do so is expressly otherwise given in this Agreement;

         (c) sell or otherwise dispose of all or substantially all of the assets of the Partnership in a single sale or disposition or in a series of contemporaneous sales or dispositions with a view towards distribution without the Consent of a majority in Interest of the Limited Partners except as provided herein;

         (d) borrow from the Partnership;

         (e) elect to dissolve the Partnership without the Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees) (unless a greater number of Limited Partners is then required under the Maryland Revised Uniform Limited Partnership
Act);

         (f) do any act which would make it impossible to carry on the ordinary business of the Partnership;

         (g) confess a judgment against the Partnership;

         (h) possess Partnership property, or assign its rights in specific Partnership property, for other than a Partnership purpose;

         (i) admit a Person as a General Partner, except as provided in this Agreement;

         (j) knowingly perform any act that would subject any Limited Partner or Assignee to liability as a general partner in any jurisdiction;

         (k) Invest in junior trust deeds or similar obligations, except that the Partnership may advance a portion of the purchase price of a property to the seller in the form of a loan, and except that junior trust deeds or similar obligations may be taken back from purchasers of properties in connection with the sale thereof by the

Partnership, provided, however, in no event will investment in junior trust deeds exceed 10% of the Invested Assets;

         (1) invest in the securities of other issuers, except as provided in Sections 5.02(a) or 9.03;

         (m) underwrite the securities of other issuers;

         (n) allocate any income, gain, loss, deduction, or credit (or any item thereof) to any Partner or Assignee if, and only to the extent that, such allocation will cause the determinations and allocations of income, gain, loss, deduction, or credit (or any item thereof) provided for in Article IV hereof not to be permitted by Section 704(b) and the Treasury Regulations promulgated thereunder; or

         (o) generally sell any interest in any Local Partnership, consent to the sale of any Apartment Complex or cause an Apartment Complex to be sold if the cash proceeds to be received by the Assignees and Additional Limited
Partners would be less than the taxes due on such sale at the then maximum federal tax rates;

         (p) issue senior securities or offer BACs or Partnership Interests in exchange for property;

         (q) make loans other than interim financing to developers, Local General Partners, Local Partnerships or Affiliated Local Partnerships in connection with the proposal to acquire or the acquisition of an Apartment Complex;

         (r) make investment commitments regarding newly constructed or to be constructed GovernmentEnhanced Apartment Complexes without basing such investment on the governmental agency approval of feasibility and the experience and knowledge of the General Partners and their Affiliates. No significant payments to such Local Partnership will be made prior to Initial Closing by HUD or its equivalent for such Government-Enhanced Apartment Complexes or prior to funding of the construction loan and receipt of a commitment for permanent loan financing for Conventional Apartment Complexes; or

         (s) acquire, on behalf of the Partnership, less than 51% interest in the profits, losses and cash distributions of the Local Partnerships.

5.05. Management Obligations. In conducting the business of the Partnership, the General Partners shall be bound by the following:

         (a) The Partnership's interest in any Local Partnership shall not be acquired with a view to resale and shall be acquired for cash income and long-term appreciation.

         (b) The Partnership shall normally seek to minimize depreciation recapture and to defer capital gain taxes by not selling any interest in any Local Partnership, or by not causing, or consenting to, the sale of any Apartment Complex unless proceeds arising from such Sale are likely to be sufficient to meet the federal tax liabilities at the then maximum rate of the Assignees or the Limited Partners arising from such Sale.

         (c) The Partnership shall receive, for each existing Apartment Complex owned or to be owned by a Local Partnership in which it intends to invest, an independent designated MAI appraisal of the fair market value of the Apartment Complex. No investment shall be made in any Local Partnership which owns or will own an existing Apartment Complex unless such appraisal of fair market value shall support the principal amount being paid to acquire the Partnership's interest in the Local Partnership which owns or will own the Apartment Complex.

         (d) The Partnership shall commit no less than 80% of the aggregate amount available for investment in Local Partnerships which own or lease Government-Enhanced Apartment Complexes.

5.06. Delegation of Authority. Subject to the provisions of this Article V, the General Partners may delegate all or any of their powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partners, perform any acts or services for the Partnership as the General Partners may approve.

5.07. Other Activities. Each of the General Partners and any Affiliate may engage in or possess interests in other business ventures of every kind and description for his/their own account, including, without limitation, serving as general partner of other partnerships which own, either directly or through interests in other partnerships, Apartment Complexes. Neither the Partnership nor any of the Partners shall have any rights by virtue of this Agreement in or to such other business ventures or to the income or profits derived therefrom.

5.08.    Limitation on Liability of General Partners; Indemnification.

         (a) The General Partners owe the same fiduciary duty to the Assignees as the General Partners owe to the Limited Partners. An Assignee may bring a derivative action to enforce a right of the Partnership to recover a judgment to the same extent as a Limited Partner has such a right. Neither the General Partner nor the Assignor Limited Partner shall be liable, responsible or accountable in damages or otherwise to the Partnership or any of the Assignees or the Limited Partners for any act or omission performed or omitted by any General Partner or the Assignor Limited Partner in good faith and in a manner reasonably believed by him or it to be within the scope of the authority granted to him or it by this Agreement and in the best interests of the Partnership and the Assignees, provided that such General Partner's or Assignor Limited Partner's conduct did not constitute fraud, bad faith, negligence or misconduct. The Partnership shall indemnify, save harmless and pay all judgments and claims against each of the General Partners and the Assignor Limited Partner, their respective officers, directors, partners, employees, and when performing an obligation of the General Partners, or when a Local Affiliated Partner is performing in its fiduciary capacity, the agents, Affiliates, subsidiaries and assigns from any loss, liability or damage incurred by it or any of them or the Partnership by reason of any act performed or omitted to be performed by them in connection with the business of the Partnership, including all judgments, costs and attorneys' fees (which attorneys' fees may be paid as incurred) and any amounts expended in settlement of any claims of liability, loss or damage, provided that such General Partner's or Assignor Limited Partner's conduct did not constitute fraud, bad faith, negligence or misconduct. The satisfaction of any indemnification and any saving harmless shall be from and limited to Partnership assets, and no Limited Partner or Assignee shall have any personal liability on account thereof. The termination of any action, suit or proceeding shall not, of itself, create a presumption that the General Partner or Assignor Limited Partner did not act in good faith and in a manner which is reasonably believed to be in or not opposed to the best interest of the Partnership. Any indemnification under this paragraph (a), unless ordered by a court, shall be made by the Partnership only as authorized in the specific case and only upon a determination by independent legal counsel in a written opinion that indemnification of the General Partner or Assignor Limited Partner is proper in the circumstances because he or it has met the applicable standard of conduct set forth in this Section 5.08(a). Notwithstanding any provision of this subsection to the contrary, the General Partners shall be presumed to be personally liable to creditors for the debts of the Partnership.


         (b) Notwithstanding the foregoing Section 5.08(a), neither the General Partners, the Assignor Limited Partner nor any officer, director, employee, agent, subsidiary or assign of the General Partners, the Assignor Limited Partner or the Partnership shall be indemnified from any liability, loss or damage incurred by them in connection with (i) any claim or settlement involving allegations that the Securities Act of 1933 or any state securities laws were violated by the General Partners or by any such other Person or entity unless:
(a) the General Partners or other Persons or entities seeking indemnification are successful in defending such action; and (b) such indemnification is specifically approved by a court of law which shall have been advised as to the current position of the Securities and Exchange Commission regarding indemnification for violations of securities law; provided that, such court approval will not be required if Partnership counsel advises that the matter of indemnification for violations of securities law has been settled by controlling precedent; or (ii) any liability imposed by law, including liability for fraud, bad faith, negligence or misconduct.

         (c) The Partnership shall not incur the cost of that portion of any liability insurance which insures General Partners or the Assignor Limited Partner for any liability as to which the General Partners or the Assignor Limited Partner are prohibited from being indemnified under this Section.

5.09. Tax Status of Partnership. The General Partners shall use their best efforts to meet such requirements of the Internal Revenue Code of 1954, as interpreted from time to time by the Internal Revenue Service, any other agency of the federal government, or the courts, necessary to assure that the Partnership will be classified as a partnership for federal income tax purposes.

5.10. Partnership Acquisition Fee and Partnership Management Fee. The Managing General Partner or its Affiliates shall receive from the Partnership a Partnership acquisition fee (the "Partnership Acquisition Fee") for the services of the Managing General Partner or its Affiliates in connection with the review, selection, evaluation, negotiation, and acquisition of the interests in the Local Partnerships. Such fee shall be paid only for services actually rendered and shall include compensation for negotiation and evaluation of interests in Local Partnerships which are not ultimately acquired by the Partnership (for which no other fees or compensation to the General Partners or their Affiliates shall be payable). In addition, pursuant to an agreement of even date herewith, the Partnership shall pay CRI Fund a management fee (the "Partnership Management Fee") for its services in connection with the management of the Partnership. The amounts of the Partnership Acquisition Fee and Partnership Management Fee paid by the Partnership shall not exceed an amount equal to 8% of the Capital
Contributions of the Assignor Limited Partner and any Additional Limited Partner. All of the fees described above in this Section 5.10 shall be deemed Acquisition Fees. In no event shall the total of all Acquisition Fees, Acquisition Expenses and Offering Expenses as set forth in Section 5.01 hereof, paid by anyone to all parties in connection with the acquisition by the Partnership of interests in Local Partnerships or the development or construction of an Apartment Complex result in the commitment of less than sixty-seven percent (67%) of all Capital Contributions paid by Investors to investment in Local Partnerships. No Acquisition Fees shall be paid to the General Partners or their Affiliates prior to the Partnership's first investment in a Local Partnership. Further, in no event shall the total of all such Acquisition Fees paid by any Person to any Person in connection with the investments of the Partnership exceed the lesser of (a) the compensation customarily charged in arm's length transactions by others rendering services as a real estate broker for acquisitions of properties as an ongoing public activity in the same geographical location for comparable property or (b) 18% of the Assignor Limited Partner's and Additional Limited Partner's (if any) Capital Contributions.

5.11.    Additional Management Fees.

         (a)  Pursuant  to an  agreement  of even date  herewith  and subject to
Section 5.01(e), and after CRICO Management has been reimbursed for all of its direct expenses in managing the Partnership, the Partnership shall pay an annual, noncumulative incentive management fee (the "Additional Management Fee") to CRICO Management. The total amount of the Additional Management Fee earned by CRICO Management shall not exceed .50% of Equity Payments and is subject to the determination of Cash Available for Distribution of the Partnership for each calendar year. After all other expenses of the Partnership have been paid and before any distributions to Limited Partners, (i) an amount equal to $120,000, reduced on a proportional basis, but not below $100,000, if less than 20,000 BACs are sold, and increased on a proportional basis if more than 20,000 BACs are sold, but not greater than $222,000 shall be payable to CRICO Management, which amount the Partnership may pay on a monthly basis. Thereafter, 1.0% of the amount of the Cash Available for Distribution, after payment of all expenses of the Partnership and the Additional Management Fees, shall be distributed to the Special Limited Partner in accordance with its percentage interest in the Partnership. Next, the Assignees and Additional Limited Partners shall be entitled to the Preferred Cash Flow Return.

         In addition, not more than seven (7) Affiliated Local Partners, who perform services to their respective Local Partnerships, may be paid $7.500 per year per Affiliated Local Partnership as an allowance for expenses, before distributions to the Partnership and other limited partners of such Local Partnerships. The total of the reimbursements, Additional Management Fee and the $7,500 annual expense allowance to Affiliated Local Partners will not exceed .5% of Invested Assets.

         (b) Property management, rent-up or leasing fees shall be paid to the Managing General Partner or any of its Affiliates only for services actually rendered and shall be competitive in price and terms with those of non-Affiliated Persons rendering comparable services in the locality where the Apartment Complex is located and which could reasonably be available to the Partnership. In no event shall any such property management fee payable to the Managing General Partner or any of its Affiliates, together with any amounts reimbursed to the Managing General Partner or any of its Affiliates for property management which are allocable to the Apartment Complex, exceed 5% of the Apartment Complex's gross rental income, unless a higher amount has been approved by HUD, the state agency or the mortgagee for the Apartment Complex. In no event shall any fee for rent-up, leasing or releasing services for an Apartment Complex be paid to the Managing General Partner or any of its Affiliates if the total property management and leasing fees payable to all Persons would then exceed 5% of such Apartment Complex's gross rental income. No duplicate property management fees shall be paid to any Person.

5.12. Sale to Managing General Partner. The Partnership may sell its interest in any Local Partnership to the Managing General Partner or to any Affiliate or other designee of the Managing General Partner, if the Assignor Limited
Partner's and Additional Limited Partners' (if any) Capital Contributions are insufficient to make required cash payments or repay indebtedness incurred in connection with the acquisition of any such interest acquired prior to the release from escrow of orders for BACs and/or the closing of the Interests of the Additional Limited Partners pursuant to Section 3.03, but only on terms which provide for cash payments to the Partnership equal to the Partnership's cash payments theretofore made in connection with the acquisition of such interest.

5.13. Agency Agreement. The Partnership has executed an Agency Agreement with Merrill Lynch pursuant to which said firm will assist the Partnership in the sale of BACs and be paid selling commissions therefor and be indemnified against certain liabilities. There shall be no selling commissions paid to or received by any Person in connection with the sale of the Interest of the Initial Limited Partner. Neither the General Partners nor the Assignor Limited Partner (nor any general partner of any Local Partnership) shall directly or indirectly pay or award any commissions or other compensation to any Person engaged by a potential Assignee or Additional Limited Partner for investment advice as an inducement to such advisor to advise the purchaser of Interests in the Partnership or BACs; provided, however, that notwithstanding the preceding sentence, sales commissions payable to a registered broker-dealer or other properly licensed person shall not be prohibited.

5.14.    Restrictions  on  Authority  to  Deal  with  General   Partners  and
Affiliates. Other than as specifically authorized in this Article V or with respect to other transactions unrelated to this Partnership, the Managing General Partner is prohibited from entering into any agreements, contracts or arrangements on behalf of the Partnership with any General Partner or any Affiliate of any General Partner. Such prohibition shall include, without limitation, the following: (i) neither a General Partner nor any such Affiliate shall be given an exclusive right to sell, or exclusive employment to sell, any Apartment Complex for the Partnership; (ii) neither a General Partner nor any such Affiliate shall receive directly or indirectly a commission or fee in connection with the reinvestment of the proceeds of the sale, exchange or refinancing of any Apartment Complex (provided, however, that the General Partners and any of their Affiliates may receive a portion of Sale and Refinancing Proceeds pursuant to Section 4.02); (iii) the Partnership shall not loan money to a General Partner or any Affiliate of a General Partner; (iv) neither a General Partner nor any such Affiliate shall provide permanent financing to the Partnership or any Local Partnership (that is financing whereby, the principal amount of which is scheduled to be paid over a period of not less than 48 months, and not more than 50% of the principal amount of which is scheduled to be paid during the first 24 months), or shall loan money to the Partnership if interest rates and other finance charges and fees in connection with such loan are in excess of the amounts charged by unrelated banks on comparable loans, or make loans with a prepayment charge or penalty; and (v) no compensation or fees shall be paid to the General Partners or their Affiliates except as described in this Agreement or in the Prospectus.

5.15.    Additional Restrictions on the General Partners.

         (a) No investment in any Local Partnership will be made unless (i) at least one of the Local General Partners is an Affiliated Local Partner, and (ii) provisions which are intended to assure compliance with Section 7.04(b) of the Code and Regulations thereunder are contained in the Local Partnership Agreement; counsel to the Partnership approves the form and substance of such provisions in the Local Partnership Agreement; and counsel to the Partnership advises the Managing General Partner that, (a) after considering Section 704(b) of the Code and the Regulations (including Proposed Regulations) promulgated thereunder, and (b) assuming that the capital account balances of the partners of the Local Partnership are not significantly adjusted by reason of capital contributions other than those provided for in sections of the Local Partnership Agreement corresponding to Sections 3.01, 3.02, 3.03(b) and 3.04(c) of the Partnership Agreement, it is more probable than not that each limited partner's distributive share of income, gain, loss, deduction or credit (or item thereof) will be allocated substantially in accordance with the initial intent of the partners of the Local Partnership.

         (b) No investment in any Local Partnership will be made unless the Affiliated Local Partner shall have the following powers pursuant to the Local Partnership Agreement:

               (i) the right to approve the withdrawal of a Local General Partner, the admission of a successor Local General Partner, and the right to approve the selection of a managing agent for an Apartment Complex;

               (ii) the right to remove a Local General Partner from a Local Partnership, subject to certain limitations and the opportunity to remedy defaults, in the event such Local General Partner violates in a material respect the Local Partnership Agreement or certain HUD or other governmental agency or mortgage loan documents, or causes the construction loan or mortgage loan to go into default;

               (iii) the right to receive information and/or reports with regard to the financial and physical conditions of the Apartment Complex which a Local Partnership owns;

               (iv) the right, pursuant to a Buy-Out Agreement, to require the Local General Partner, or an Affiliate, to acquire the entire interest of the Partnership in a Local Partnership upon the failure of the Local General Partners to achieve Final Closing by a certain date, or upon the occurrence of certain other events;

               (v) the right to become, or appoint another to become, the managing general partner of a Local Partnership upon the occurrence of certain events, including the removal of the Local General Partners;

               (vi) the right to direct, upon the failure of the Local General Partners to meet certain obligations, the withholding of installments of capital contributions to the Local Partnership, payments of purchase price and interest, and/or fees to Affiliates of the Local General Partners;

               (vii) the right to disapprove any proposed sale or refinancing or other disposition of all or substantially all of the assets of a Local Partnership;

               (viii) the right to approve or disapprove any allocation of income, gain, loss, deduction or credit (or item thereof) pursuant to the section of the Local Partnership Agreement corresponding to Section 4.06 of this Agreement; and

               (ix) the right to designate itself as the Tax Matters Partner.

     (c) In exercising any of the foregoing rights and powers, the Affiliated Local Partner will act in the best interest of the Limited Partners and the Assignees and be accountable to them as a fiduciary.

     (d) For as long as the BACs continue to be offered by the Partnership and the Assignor Limited Partner pursuant to the Prospectus, such Offering is not terminated, and the proceeds from such Offering have not been substantially committed, no public offering of interests in a partnership or of beneficial assignee interests in a partnership, which partnership intends to invest in nonspecified investments, will be made by CRI or its Affiliates unless the investment objectives and the proposed offering are different from those of the Partnership.

     (e) In connection with any Apartment Complexes which have not been completed as of the date of the investment by the Partnership in the Local Partnerships, the applicable Affiliated Local Partner will obtain from the Local General Partners certain assurances and financial guarantees intended to reduce the risks inherent during the construction period. The Local Partnership Agreements will provide construction completion assurances from the Local General Partners or their Affiliates whereby completion will be substantially in accordance with the approved plans and specifications and all requirements necessary to obtain the required certificates of occupancy for dwelling units will be met within a period no greater than 36 months from the date of commencement of construction. Such assurances will be secured by one or more of the following devices or other mechanisms acceptable to the Affiliated Local Partner, including but not limited to, 100% payment and performance bonds, a letter of credit for all or some portion of the amount at risk, the establishment of a reserve of funds held by an independent escrow agent or other party acceptable to the Affiliated Local Partner, and the right of the Partnership or the Affiliated Local Partner to withhold funds payable by the Partnership to the Local Partnership or by the Local Partnership to the Local General Partner or its Affiliates, and to apply such funds to the completion of the Apartment Complex.

     (f) The General Partners will direct the Affiliated Local Partner to attempt to obtain certain other assurances, where appropriate, from Local General Partners or their Affiliates relating to (a) the achievement of Initial and Final Closings for Government-Enhanced Apartment Complexes, (b) the
achievement of construction and permanent mortgage loan financing for Conventional Apartment Complexes, (c) the completion of the construction, rehabilitation or development of the Apartment Complexes, (d) the management and operation of the Local Partnership, (e) the rent-up or oversight thereof of the Apartment Complexes, and (f) management of or oversight of management of the Apartment Complexes.

5.16. Affirmation of Partnership's Purpose. Pursuant to the Maryland Revised Uniform Limited Partnership Act, every five years following the year in which the Partnership was formed, the General Partners of the Partnership shall file by September 15 with the State of Maryland Department of Assessments and Taxation a statement, on the appropriate form affirming that the Partnership is actively engaged in the business for which it was formed as stated in Section
1.03 hereof.

                                   ARTICLE VI
                           CHANGES IN GENERAL PARTNERS

6.01.    Withdrawal of General Partners.

     (a) Except in the event of the Bankruptcy or dissolution of CRI as provided in Section 6.05, without the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), CRI shall not be entitled to withdraw from the Partnership, or to sell, transfer or assign its Interest as General Partner prior to September 1, 2000. Upon such withdrawal by CRI and subject to the Consent of such number of Limited Partners (if any) as are then required under the Maryland Revised Uniform Limited Partnership Act, CRI may substitute in its stead as General Partner any entity which has, by merger, consolidation or otherwise, acquired substantially all of its assets or stock. Subsequent to September 1, 2000, CRI may withdraw or sell, transfer or assign its Interest upon giving sixty (60) days Notice to the Assignor Limited Partner (which in turn shall notify the Assignees) of its intention to withdraw upon admission of a Substitute Managing General Partner who has satisfied the conditions of Section 6.02(b), (c) and
(d). Without the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), Dockser, Schwartzberg and/or Willoughby shall not be entitled to withdraw from the Partnership, or to sell, transfer or assign his or their Interest(s) as General Partner(s) prior to September 1, 1990. Subsequent to September 1, 1990, Dockser, Schwartzberg and/or Willoughby may withdraw from the Partnership, or sell, transfer or assign his or their Interest(s) as General Partner(s) (i) with the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), or (ii) without the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), if CRI shall still at that time be controlled by Dockser, Schwartzberg and Willoughby and CRI shall agree not to withdraw from the Partnership, or sell, transfer or assign its Interest as General Partner without the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees); provided, however, that if CRI shall at that time not be controlled by Dockser, Schwartzberg and Willoughby, at least one of such individuals may not withdraw from the Partnership or sell, transfer or assign his Interest as General Partner without the prior Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees).

     (b) In the event that CRI, Dockser, Schwartzberg and/or Willoughby withdraws from the Partnership or sells, transfers or assigns its or his entire Interest, the withdrawing or selling, transferring or assigning General Partner shall be and shall remain liable for all obligations and liabilities incurred by it or him as General Partner before such withdrawal, sale, transfer or assignment shall have become effective, but shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time of such withdrawal, sale, transfer or assignment shall have become effective.

     (c) In addition to the conditions of Section 6.01(a), Dockser, Schwartzberg and/or Willoughby may withdraw from the Partnership as General Partners only upon meeting the following requirements:

               (i) the Accountants shall have delivered their opinion to the Partnership that CRI has sufficient net worth and meets all other published requirements (relating to general partners) of the Internal Revenue Service necessary to assure that the Partnership will continue to be classified as a partnership for federal income tax purposes;

               (ii) counsel for the Partnership shall have rendered an opinion that the withdrawal of Dockser, Schwartzberg and/or Willoughby is in conformity with the Maryland Revised Uniform Limited Partnership Act and that none of the actions taken in connection with such withdrawal will cause the termination or dissolution of the Partnership or will cause it to be classified other than as a partnership for federal income tax purposes; and

               (iii)  the  entire  Interest  of  Dockser,   Schwartzberg  and/or
Willoughby or other withdrawing General Partner shall be converted to a Limited Partner Interest upon such event.

     (d) The General Partners may at any time designate additional Persons to be General Partners, whose Interest in the Partnership shall be such as agreed upon by the General Partners and such additional General Partners, provided that the Interests of the Limited Partners or Assignees shall not be affected thereby. Such additional Persons shall become additional General Partners only upon meeting the conditions provided in Section 6.02.

6.02.    Admission of a Successor or Additional General Partner.

     A Person shall be admitted as a General Partner of the Partnership only if the following terms and conditions are satisfied:

     (a) except as permitted in Section 6.01(a), the admission of such Person shall have been Consented to, or ratified, by such number of Limited Partners (including the Assignor Limited Partner) as are then required under the Maryland Revised Uniform Limited Partnership Act to Consent to, or ratify, the admission of a general partner, but in any event, subject to Section 10.03, such admission shall have been Consented to by not less than a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees) voting together as a class;

     (b) such Person shall have accepted and agreed to be bound by the terms and provisions of this Agreement, by executing a counterpart hereof, and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner shall have been filed for recording, and all other actions required by law in connection with such admission shall have been performed;

     (c) if such Person is a corporation, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of its authority to become a General Partner and to be bound by the terms and provisions of this Agreement;

     (d) counsel for the Partnership or the Limited Partners and Assignees, as the case may be, shall have rendered an opinion to the Partnership that the admission of such Person is in conformity with the Maryland Revised Uniform Limited Partnership Act and that none of the actions taken in connection with the admission of such Person are in violation of the Maryland Revised Uniform Limited Partnership Act, will impair the limited liability of the Limited Partners and Assignees, will cause the termination or dissolution of the Partnership or will cause the Partnership to be classified other than as a partnership for federal income tax purposes; and

     (e) the Interests of the Assignees or Additional Limited Partners are not affected thereby.

6.03. Consent of Limited Partners to Admission of Successor or Additional General Partner. Unless otherwise prohibited under the Maryland Revised Uniform Limited Partnership Act at the time that such Consent is necessary, each of the Limited Partners and the Assignees by the execution of this Agreement by the Assignor Limited Partner or by the Limited Partners Consents to the admission of any Person as a successor or additional General Partner to which at the time there has been given the express Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees). Upon receipt of such Consent of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), such admission shall, without any further Consent or approval of the Limited Partners or the Assignees, be the act of all the Limited Partners and Assignees.

6.04. Removal of a General Partner. Subject to Section 10.02, a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees), without the Consent or other action by the General Partner to be removed, may remove any General Partner and elect a replacement therefor.

6.05.    Effect of  Removal,  Bankruptcy,   Death,  Withdrawal,  Dissolution  or
Incompetency of a General Partner.

     (a) In the event of the Bankruptcy of a General Partner or the withdrawal, death or dissolution of a General Partner or an adjudication that a General Partner is incompetent (which term shall include, but not be limited to, insanity) the business of the Partnership shall be continued with Partnership property by the other General Partners (and the other General Partners, by execution of this Agreement, expressly so agree to continue the business of the Partnership); provided, however, that if the withdrawn, Bankrupt, deceased, dissolved or incompetent General Partner is then the sole General Partner, the provisions of Section 8.01 shall be applicable.

     (b) (i) Upon the removal, withdrawal, Bankruptcy, death, dissolution or adjudication of incompetency of a General Partner other than CRI, such General Partner shall immediately cease to be a General Partner. If such General Partner at the time of such event holds an Interest of one percent (1%) or greater as General Partner, there shall first be assigned and transferred on a pro rata basis to the remaining individual General Partners such percentage of the Interest of the removed, withdrawn, Bankrupt, deceased, dissolved or incompetent General Partner as shall be required to increase the aggregate of all remaining individual General Partners' Interests to at least one percent (1%). To the extent that the Interest of the removed, withdrawn, Bankrupt, deceased, dissolved or incompetent General Partner is not so assigned, his Interest shall be converted to that of a Limited Partner with the same rights under Article IV (except as reduced by assignment and transfer pursuant to the preceding sentence) to share in the Profits and Losses for Tax Purposes and Cash Available for Distribution of the Partnership and the same rights under Article IV (which shall not be reduced by reason of any assignment and transfer pursuant to the preceding sentence) to receive Sale and Refinancing Proceeds or proceeds from liquidation of the Partnership. Nothing in this Section 6.05 (b)(i) shall affect any rights or liabilities of the Bankrupt, deceased, dissolved or incompetent General Partner which matured prior to the Bankruptcy, death, dissolution or incompetence of such General Partner.

     (ii) Upon the removal, Bankruptcy or dissolution of CRI, CRI shall immediately cease to be a General Partner and its Interest shall terminate and the Interests of the other General Partners shall be correspondingly increased as they shall mutually determine; provided, however, that such termination shall not affect any rights or liabilities of CRI which matured prior to the removal, Bankruptcy or dissolution of CRI.

     (c) If, at the time of withdrawal, removal, Bankruptcy, death, dissolution or adjudication of incompetence of a General Partner, the withdrawn, removed, Bankrupt, deceased, dissolved or incompetent General Partner was not the sole General Partner of the Partnership, the remaining General Partner or Partners shall immediately (i) give Notice to the Limited Partners and Assignees of such withdrawal, removal, Bankruptcy, death, dissolution or adjudication of incompetence and (ii) prepare such amendments of this Agreement and execute and file for recording such amendments or documents or other instruments necessary to reflect the assignment, transfer, termination or conversion (as the case may be) of the Interest of the withdrawn, removed, Bankrupt, deceased, dissolved or incompetent General Partner.

     (d) All parties hereto hereby agree to take all actions and to execute all documents necessary or appropriate to effect the foregoing provisions of this
Section 6.05.

                                   ARTICLE VII
                      TRANSFERABILITY OF LIMITED PARTNERS'
                      INTERESTS AND TRANSFERABILITY OF BACS

7.01.    Assignments of the Interest of the Assignor Limited Partner.

         (a) Pursuant to Section 11.01(a), the Assignor Limited Partner shall assign its Limited Partnership Interests to each Person purchasing BACS pursuant to Section 3.03 which is equivalent to the number of BACs so purchased. The Partnership shall recognize as an Assignee each Person to whom the Assignor Limited Partner assigns Limited Partnership Interests as of such dates as provided in Section 3.03, provided that the Partnership has received from each such Assignee proceeds in the amount of $1,000 per BAC for a minimum of five BACs.

         (b) The Assignor Limited Partner shall remain an Assignor Limited Partner on the books and records of the Partnership notwithstanding the assignment of all of its Limited Partnership Interests until such time as the Assignor Limited Partner transfers its position as the Assignor Limited Partner to another Person or Persons.

         (c) All Persons becoming Assignees shall be bound by the terms and conditions of, and shall be entitled to all rights of, Limited Partners under this Agreement.

         (d) Other than pursuant to this Section and Section 11.01(a), the Assignor Limited Partner may not transfer or assign a Partnership Interest without the prior written Consent of the Managing General Partner or its designee.

7.02. Restrictions on Transfers of Interests of Limited Partners Other Than the Assignor Limited Partner.

         (a) A Limited Partner other than the Assignor Limited Partner may assign his Limited Partnership Interests to a Person (the "Limited Partner Designated Assignee") by a duly executed written instrument of assignment, the terms of which are not in contravention of any of the provisions of this Agreement. Within 30 days of any assignment of a beneficial interest in Limited Partnership Interests which occurs without a transfer of record ownership of such Limited Partnership Interests, the Limited Partner (other than the Assignor Limited Partner) shall give notice of such assignment to the Managing General Partner. Notwithstanding the foregoing, no Limited Partner other than the Assignor Limited Partner may sell, assign, pledge, transfer or exchange any Limited Partnership Interests:

               (i) if, in the opinion of counsel for the Partnership, such sale; assignment, pledge, transfer or exchange would result, when considered with all other sales, assignments, transfers and exchanges of Interests in the Partnership within the previous 12 months, in the Partnership being considered to have been terminated within the meaning of Section 708 of the Code;

               (ii) if counsel for the Partnership shall be of the opinion that such sale, assignment, pledge, transfer or exchange would be in violation of any applicable federal or state securities laws (including any investor suitability standards); or

               (iii) unless the applicable transfer fee has been paid by the Limited Partner. In connection with a sale, assignment, pledge, transfer or exchange which is precluded on account of the terms of Section 7.02(a)(i) above, the Limited Partner (a seller, assignor, pledgor, transferor or exchanger) shall be notified of such deferral, and any transaction deferred pursuant to such section shall be effected (in chronological order to the extent practicable) as of the first day of the next succeeding period as of which such transaction can be effected without either premature termination of the Partnership for tax purposes or any adverse effects from such premature termination, as the case may be. In the event transactions are suspended for the foregoing reasons, the Managing General Partner shall give written notice of such suspension as soon as practical to all Limited Partners and BAC Holders.

         (b) Any attempted sale, assignment, pledge, transfer or exchange in contravention of the provisions of this Article VII shall be void and ineffectual and shall not be recognized by the Partnership.

         (c) The provisions of this Section 7.02 and of Section 7.03 shall not apply to the transfer and assignment of BACs by the Assignor Limited Partner to Assignees in accordance with Section 11.01.

7.03. Assignees of Limited Partners Other Than the Assignor Limited Partner; Substitute Limited Partners.

         (a) No Limited Partnership Interest held by any Partner may be sold, assigned or transferred except upon the death of the owner thereof (by will or intestacy) or by operation of law. In such event, his executor, administrator, trustee, guardian, conservator, or receiver shall have all the rights of a Limited Partner for the purpose of settling or managing his estate and such power as the decedent or other Person possessed to assign all or any part of his Partnership Interests and to join with the Limited Partner Designated Assignee thereof in satisfying conditions precedent to such Limited Partner Designated
Assignee becoming a Substitute Limited Partner. The death, dissolution, adjudication of incompetence or Bankruptcy of a Limited Partner shall not dissolve the Partnership.

         (b) The Partnership need not recognize for any purpose any assignment of all or any portion of the Partnership Interests of a Limited Partner unless there shall have been filed with the Partnership and recorded on the
Partnership's books a duly executed and acknowledged counterpart of the instrument making such assignment and such instrument evidences the written acceptance by the Limited Partner Designated Assignee of all of the terms and provisions of this Agreement, represents that such assignment was made in accordance with all applicable laws and regulations (including investor suitability requirements) and in all other respects is in accordance with
Section 7.03(a) of this Agreement and is satisfactory in form and substance to the Managing General Partner or his designee. Except as provided in Section 4.04(d), Limited Partner Designated Assignees shall be recognized as such no later than on the first day of the calendar month following the month in which the Partnership receives the instrument of assignment provided in this Section 7.03(b).

         (c) Any Limited Partner who shall assign all his Partnership Interests shall cease to be a Limited Partner of the Partnership, except that unless and until a Substitute Limited Partner is admitted in his stead, such Limited
Partner shall retain the statutory rights of an assignor of a limited partnership interest under the Maryland Revised Uniform Limited Partnership Act. The rights of a Limited Partner Designated Assignee (that is, other than an Assignee of the Assignor Limited Partner) of all of the assignor's Partnership Interest who does not become a Substitute Limited Partner shall be limited to receipt of his share of Cash Available for Distribution, Sale and Refinancing Proceeds and Partnership Profits and Losses for Tax Purposes as determined under
Article IV and distributions upon liquidation and dissolution, as determined under Section 8.02.


         (d) A Limited Partner Designated Assignee (other than an Assignee of the Assignor Limited Partner) may become a Substitute Limited Partner only if the assignor satisfies the conditions set forth in Section 7.02(a) and all of the following conditions are first satisfied:

               (i) the instrument of assignment delivered to the Partnership sets forth the intent of the assignor (or legal successor) that the Limited Partner Designated Assignee succeed to the assignor's Interest as a Substitute Limited Partner in his place;

               (ii) the Limited Partner Designated Assignee shall have fulfilled the requirements of Section 7.03(b) and 11.02;

               (iii) the assignor, unless otherwise agreed by the assignor and the Limited Partner Designated Assignee, shall have paid, or caused to be paid, the established fee for Partnership transfers then in effect as determined by the Managing General Partner to the General Partners as well as all reasonable legal and filing fees of the Partnership and other out-of-pocket expenses of the Partnership and the Operating General Partners. Such fee shall be $250.00 through December 31, 1986 and shall be subject to adjustment as required to reflect increased costs and charges thereafter for any reason in the reasonable discretion of and by the Managing General Partner. Such fee shall be due regardless of the form of the sale, assignment or transfer pursuant to this
Article VII hereof, except with respect to BAC Holders unless in accordance with
Section 7.05 or transfers in accordance with Section 11.04; in addition, the Partnership may charge any Additional Limited Partner or Assignee requesting a change of name, type of ownership, or other change, a fee for each transaction not to exceed $250.00 for an Additional Limited Partner and $100.00 for an Assignee through December 31, 1986 and as set forth above, such fees shall be subject to the same adjustments deemed necessary thereafter by the Managing General Partner; and

               (iv) the Managing General Partner shall have consented to such substitution, which consent may be granted or withheld by the Managing General Partner in its sole discretion.

         (e) Amendments to this Agreement to recognize the admission of Substitute Limited Partners shall be recorded with the State of Maryland Department of Assessments and Taxation no less frequently than once each calendar quarter. Limited Partner Designated Assignees (other than those Assignees of the Assignor Limited Partner) shall be recognized as such, to the extent set forth in Sections 7.03(b) or (d), as of the day which the Partnership has received the instrument of assignment and all of the other conditions to the assignment are satisfied.

         (f) A Limited Partner Designated Assignee (other than those Assignees of the Assignor Limited Partner) who does not become a Substitute Limited Partner and who desires to make a further assignment of his

Limited  Partnership  Interests  shall be subject to all the  provisions of this
Article VII to the same extent and in the same manner as a Limited Partner (other than those Assignees of the Assignor Limited Partner) desiring to make an assignment of Limited Partnership Interests.

7.04.    Joint Ownership of Interests.


         (a) Subject to the other provisions of this Agreement, Limited Partnership Interests or BACs may be acquired by two or more individuals, who shall, at the time they acquire such Limited Partnership Interests or BACs, indicate to the Partnership whether the Limited Partnership Interest or BAC is being held by them as joint tenants with the right of survivorship, as tenants-in-common or as community property. In the absence of any such designation, they shall be presumed to hold such Limited Partnership Interests or BACs as tenants-in-common. Any Consent of the Limited Partners or Assignees shall require the action or vote of all owners of any such jointly held Interest or BAC.

         (b) Upon Notice to the Managing General Partner from all owners of any jointly held Limited Partnership Interests or BACs and the submission of such documentation as may be required, the Operating General Partners shall (unless otherwise instructed by the owners) cause the Limited Partnership Interests or BACs to be divided into two or more equal portions, which shall thereafter be owned separately by each of the former owners.

7.05.    Assignability of BACs.

         The BACs shall be freely transferable by an Assignee to a Person who shall become a substitute Assignee, subject to the following limitations:

         (a) No transfer shall be permitted if it would result, when considered with all other transactions in Partnership Interests within the previous twelve months, in the Partnership being considered to have been terminated within the meaning of Section 708 of the Internal Revenue Code, and such termination would, in the judgment of the Managing General Partner, following receipt of advice from counsel for the Partnership, have a material adverse effect on the financial interest of the Assignees;

         (b) No transfer shall be permitted if, in the judgment of the Managing General Partner who may rely upon an opinion from counsel for the transferor or transferee acceptable to the Managing General Partner or advice from counsel to the Partnership, as the Managing General Partner may deem such opinions as necessary in the circumstances, such transfer of BACs would be in violation of any applicable federal or state securities law (including any investor suitability standards); and

         (c) No transfer shall be effective if the Managing General Partner requires that an applicable transfer fee must be paid by the transferring Assignee to the Partnership, unless such fee is paid. Such fee, if imposed by the Managing General Partner, shall not exceed $100 for the period from the date hereof through December 31, 1986.

         Any attempted transfer of BACs in contravention of the provisions of this Section shall not be recognized by the Partnership.

                                  ARTICLE VIII
                 DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP

8.01.    Events Causing Dissolution.

         (a) The Partnership shall dissolve upon the happening of any of the following events:

               (i) the Bankruptcy, death, dissolution, withdrawal, removal or adjudication of incompetence of a General Partner who is at that time the sole General Partner;

               (ii) the passage of ninety (90) days after the sale or other disposition of all Local Partnership Interests and substantially all other tangible assets of the Partnership;

               (iii) the vote by the Limited Partners (including the Assignor Limited Partner voting as instructed by the Assignees) pursuant to Section 10.02(a)(ii) to dissolve the Partnership;

               (iv) the expiration of the term of the  Partnership  specified in
Section 1.04; or

               (v) any other event causing the dissolution of the Partnership under the laws of the State of Maryland.

         Notwithstanding the foregoing, the Partnership shall not be dissolved upon the occurrence of the Bankruptcy, death, dissolution, withdrawal, removal or adjudication of incompetence of a General Partner if (a) all of the remaining General Partners elect within 30 days after such an event to continue the business of the Partnership; or (b) within 90 days, after the withdrawal of a General Partner, all of the remaining Partners (including the Assignor Limited Partner voting as instructed by the Assignees) agree in writing to continue the business of the Partnership. If all of the remaining General Partners elect to continue the Partnership pursuant to (a) in the preceding sentence, and if the General Partner who became Bankrupt, died, dissolved, withdrew or was removed or adjudicated incompetent was the Managing General Partner, all of the rights and obligations of the Managing General Partner hereunder shall be assumed by a General Partner selected by the remaining General Partners or, if there is only one remaining General Partner, by such sole remaining General Partner.

         (b) Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until a Certificate of Cancellation shall be filed with the State of Maryland Department of Assessments and Taxation and the assets of the
Partnership shall have been distributed as provided in Section 8.02. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, the business of the Partnership and the affairs of the Partners and Assignees shall continue to be governed by this Agreement.

8.02.    Liquidation.

         (a) Upon dissolution of the Partnership, the Managing General Partner or other liquidator (the "Liquidator") shall liquidate the assets of the Partnership, apply and distribute the proceeds thereof as contemplated by this
Section 8.02 and cause the cancellation of the Partnership's certificate of limited partnership.

         (b) After payment of liabilities owing to creditors of the Partnership, the Managing General Partner or the Liquidator shall set aside as a reserve such amount as it deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership. Said reserve may be paid over by the Managing General Partner or the Liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Managing General Partner or the Liquidator may deem advisable, the amount in such reserve shall be distributed to the Partners and Assignees in the manner set forth in Section 8.02(c).

         (c) After paying such liabilities and providing for such reserves, the Managing General Partner or the Liquidator shall cause the remaining assets of the Partnership to be distributed to the Partners or Assignees. All distributions to the Partners or Assignees upon liquidation of the Partnership, shall be deemed to be distributions arising from Sale or Refinancing and shall be made as distributions of Sale and Refinancing Proceeds in accordance with
Section 4.02.

         It is the intent of the Partnership that, upon liquidation of the Partnership, all distributions to the Partners or Assignees be made in accordance with the Partners' or Assignees' respective Capital Account balances and the Partners and Assignees believe that distributions in accordance with
Section 4.02 will effectuate such intent. In the event that, upon liquidation, there is any conflict between distributions in accordance with Section 4.02 and the intent of the Partners or Assignees with respect to this matter, the Liquidator shall make such distributions to the Partners or Assignees in accordance with the Partners' or Assignees' respective Capital Account balances after allocation of Profits and Losses for Tax Purposes in accordance with
Section 4.03 above. After paying such liabilities and providing for such reserves, the Managing General Partner shall cause the remaining assets of the Partnership to be distributed to the Partners or Assignees. All distributions to the Partners or Assignees upon liquidation of the Partnership shall be deemed to be distributions arising from Sale or Refinancing and shall be made as distributions of Sale and Refinancing Proceeds in accordance with Section 4.02.

         (d) If the Managing General Partner shall determine that an immediate sale of part or all of the Partnership's assets would cause undue loss to the Partners or Assignees, the Managing General Partner may, after having given Notice to all the Limited Partners and Assignees, to the extent not then prohibited by any applicable law of any jurisdiction in which the Partnership is then formed or qualified defer liquidation of, and withhold from distribution, for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations. No distributions in kind shall be made unless all Partners elect to amend this Agreement in accordance with this Agreement to allow such distributions.


         (e) Upon dissolution of the Partnership, if there is no Managing General Partner, such other person who may be appointed in accordance with applicable law shall be responsible to take all action related to the winding up and distribution of assets of the Partnership and shall perform the actions of the Managing General Partner described in this Section 8.02.

         (f) Each Limited Partner or BAC Holder shall look solely to the assets of the Partnership for all distributions with respect to the Partnership and his Capital Contribution thereto and his share of Cash Available for Distribution, Sale and Refinancing Proceeds, and Profits and Losses for Tax Purposes, and shall have no recourse therefor, upon dissolution, or otherwise, against any General Partner or Limited Partner or Assignee. No Partner or Assignee shall have any right to demand or receive property other than cash upon dissolution and termination of the Partnership.

                                   ARTICLE IX
               BOOKS AND RECORDS, ACCOUNTING, REPORTS, TAX MATTERS

9.01.    Books and Records.


         (a) The Partnership shall maintain at the principal office of the Partnership the following records, which are available for examination and copying there at the reasonable request, and at the expense, of any Partner or Assignee or his duly authorized representative during ordinary business hours or, copies of which may be requested in writing by any Partner or Assignee or his duly authorized representative provided that the reasonable costs of fulfilling such request, including copying expenses, shall be paid by the Person making such request:

               (i) a current list of the full name and last known home or business address of each Partner and Assignee, set forth in alphabetical order;

               (ii) a copy of this Agreement, together with executed copies of any powers of attorney pursuant to which this Agreement, and any amendments hereto, has been executed;

               (iii) copies of the Partnership's federal, state and local income tax returns and reports, if any, for the three most recent years;

               (iv) copies of (1) any effective written partnership agreements and (2) any financial statements of the Partnership for the three most recent years;

               (v) for a period of at least five years, copies of each appraisal prepared by an independent certified appraiser for each existing Apartment Complex owned by a Local Partnership in which the Partnership invested; and

               (vi) the Partnership books.

         (b) The Managing General Partner, at Partnership expense, shall maintain for a period of at least four years a record of the information obtained to indicate that a Limited Partner and Assignee meets the suitability standards set forth in the Prospectus.

9.02.    Accounting Basis and Fiscal Year.

         The books of the Partnership initially shall be kept on the accrual method. The fiscal year of the Partnership shall be the calendar year.

9.03.    Bank Accounts.

         The bank accounts of the Partnership shall be maintained in such banking institutions as the Managing General Partner shall determine. All deposits and other funds not immediately needed in the operation of the business may be invested in United States Government securities, including Treasury Bills, other United States Government guaranteed obligations, certificates of deposit and bank time deposits and tax-exempt notes or bonds with maturities not exceeding one year, as directed by the Managing General Partner; provided, however, prior to the sale by the Partnership of the minimum number of BACs, no funds paid by subscribers for BACs shall be invested in tax-exempt notes or bonds. The funds of the Partnership shall not be commingled with the funds of any other Person.

9.04.    Reports.

         (a) If the BACs are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 within 60 days after the end of the Partnership's first two complete quarters of operations and, thereafter, within 60 days after the end of each first six-month period of each Partnership year, the Managing General Partner shall send to each Person who was a Limited Partner or an Assignee during such period a balance sheet and statements of operations, changes in Partners' or Assignees' capital, changes in financial position and Cash Available for Distribution for, or as of the end of, such period, none of which need be audited, together with a report of the activities-of the Partnership during each six-month period.

         (b) Within 60 days after the end of each of the first three quarters of each year, the Managing General Partner shall send to each Person who was a Limited Partner or Assignee during such quarter a balance sheet and statements of operations, changes in Partners' or Assignees' capital, changes in financial position (all prepared in accordance with generally accepted accounting principles) and a statement of Cash Available for Distribution for, or as of the end of, such quarter, none of which need be audited, together with a report of the activities of the Partnership during such quarter.

         (c) Within 60 days after the end of each of the first three quarters in each year and within 120 days after the end of the fourth quarter in each year, the Managing General Partner shall cause to be prepared and distributed to each person who was a Limited Partner or Assignee at any time during the quarter then ended (i) a detailed statement describing (a) any new agreement, contract or arrangement required to be reported by Section 5.03(b) and (c) the amount of all fees, other compensation and amounts paid by the Partnership during such quarter to any General Partner or any Affiliate of any General Partners and (ii) until the Capital Contributions of the Limited Partners or Assignees shall be fully invested, a report of acquisitions of interests in Local Partnerships, including
(a) a description of the Local Partnership, the Apartment Complex, and the price, date, and other terms and conditions of the acquisition, (b) the cash expended from the Partners' or Assignees' Capital Contribution to acquire each Local Partnership interest and (c) the amount which then remains unexpended, stated in terms of both dollar amount and percentage of the total amount of the Partners' or Assignees' Capital Contribution.

         (d) The Managing General Partner shall send to each Person who was a Limited Partner or Assignee at any time during the year then ended such tax information as shall be necessary for the preparation by such Limited Partner or Assignee of his federal income tax return and required state income and other tax returns with regard to jurisdictions in which the Partnership is formed or qualified or owns investments. The Managing General Partner shall send this information within 75 days after the end of each year subject, however, to any unavoidable delays occasioned by nonreceipt of tax information from Local Partnerships.

         (e) Within 120 days after the end of each year, the Managing General Partner shall send to each Person who was a Limited Partner or Assignee at any time during the year then ended (i) the balance sheet of the Partnership as of the end of such year and statements of operations, changes in Partners' and Assignees' capital and changes in financial position of the Partnership for such year, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by a report of the Accountants containing an opinion of the Accountants, (ii) a statement of Cash Available for Distribution for such year (which need not be audited), (iii) a report of the activities of the Partnership during such year, and (iv) a statement (which need not be audited) showing distributions per Unit by admission date at any time during such year in respect of such year, which statement shall identify distributions from (a) Cash Available for Distribution generated during the year, (b) Cash Available for Distribution generated during prior years and (c) Reserves and other sources.

         (f) A copy of each report referred to in this Section 9.04 shall be filed with all securities commissions requiring such filing at the time required by such commissions.

9.05. Section 754 Elections. In the event of a transfer of all or any part of the Interest of a Limited Partner or Assignee, the Partnership will not elect, pursuant to Section 754 of the Internal Revenue Code of 1954 (or any corresponding provision of succeeding law), to adjust the basis of the Partnership property or the property of any Local Partnership.

9.06. Designation of Tax Matters Partner. The Managing General Partner is hereby authorized to designate itself or any other General Partner, as Tax Matters Partner of the Partnership, as provided in regulations pursuant to
Section 6231 of the Code. Each Partner and Assignee, by the execution of this Agreement consents to such designation of the Tax Matters Partner and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent.

9.07.    Duties of Tax Matters Partner.

         (a) To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall furnish the name, address, profits interest and taxpayer identification number of each Partner and Assignee, including any Successor or Additional Limited Partner, to the Secretary of the Treasury or his delegate (the "Secretary").

         (b) To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall keep each Partner and Assignee informed of the administrative and judicial proceedings for the adjustment at the Partnership or Local Partnership level of any item required to be taken into account by a Partner and Assignee for income tax purposes (such administrative proceeding referred to hereinafter as a "tax audit" and such judicial proceeding referred to hereinafter as "judicial review").

         (c) If the Tax Matters Partner, on behalf of the Partnership, receives a notice with respect to a Local Partnership tax audit from the Secretary or from the Tax Matters Partner of the Local Partnership, the Tax Matters Partner shall, within 30 days of receiving such notice forward a copy of such notice to the Persons who hold or held an interest (through their Interest in the Partnership or the BACs) in the profits or losses of such Local Partnership for the Local Partnership taxable year to which the notice relates.

9.08. Authority of Tax Matters Partner. The Tax Matters Partner is hereby authorized, but not required:

         (a) to enter into any settlement with the Internal Revenue Service or the Secretary with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the other Partners or Assignees, except that such settlement agreement shall not bind any Partner or Assignee who (within the time prescribed pursuant to the Code and regulations thereunder) files a statement with the Secretary providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on the behalf of such Partner or Assignee;

         (b) in the event that a notice of a final administrative adjustment at the Partnership or Local Partnership level of any item required to be taken into account by a Partner or Assignee for tax purposes (a "final adjustment") is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court, the District Court of the United States for the district in which the Partnership's principal place of business is located, or the United States Claims Court;

         (c) to intervene in any action brought by any other Partner or Assignee for judicial review of a final adjustment;

         (d) to file a request for an administrative adjustment with the Secretary at any time and, if any part of such request is not allowed by the Secretary, to file a petition for judicial review with respect to such request;

         (e) to enter into an agreement with the Internal Revenue Service to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner or Assignee for tax purposes, or an item affected by such item; and

         (f) to take any other action on behalf of the Partners or Assignees or the Partnership in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or regulations.

9.09. Expenses of Tax Matters Partner. The Partnership shall indemnify and reimburse the Tax Matters Partner for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Partners or Assignees. The payment of all such expenses shall be made before any distributions are made from Cash Flow or any discretionary reserves are set aside by the Managing General Partner. Neither the General Partners, or any Affiliate, nor any other Person shall have any obligation to provide funds for such purpose. The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner and the provisions on limitations of liability of General Partners and indemnification set forth in Section 5.08 of this Agreement shall be fully applicable to the Tax Matters Partner in its capacity as such.

                                    ARTICLE X
          MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS AND ASSIGNEES

10.01.   Meetings.

         (a) Except as otherwise provided in Section 10.01(b), the Managing General Partner may, and at the written request signed by 10% or more in Interest of the Limited Partners (including the Assignor Limited Partner acting on behalf of and at the instruction of the Assignees) shall, submit any matter to the Limited Partners upon which the Limited Partners are entitled to vote for a vote by written Consent without a meeting. With regard to all matters to be brought before the Limited Partners, the Assignor Limited Partner shall act for and at the direction of the Assignees.

         (b) Meetings of the Limited Partners for any purpose may be called by the Managing General Partner at any time and, after receipt of a written request for such a meeting signed by 10% or more in Interest of the Limited Partners (including the Assignor Limited Partner acting on behalf of and at the instruction of the Assignees) the Managing General Partner shall notify in person or in writing by a certified mailing all Limited Partners (including the Assignor Limited Partner) of such request within ten days of receiving such request. Any such request shall state the purpose of the proposed meeting and the matters proposed to be acted upon thereat. Meetings shall be held at the principal office of the Partnership or at such other place as may be designated by the Managing General Partner or, if the meeting is called upon the request of Limited Partners and Assignees, as designated by such Limited Partners and Assignees. In addition, the Managing General Partner shall submit any matter upon which the Limited Partners and Assignees are entitled to act to the Limited Partners and Assignees for a vote by written Consent without a meeting.

         (c) Any meeting called pursuant to Section 10.01(b) shall be held not less than 15 days nor more than 60 days after the date of the receipt of the request for such meeting. Notice to each Limited Partner and Assignee shall be given at his record address, or at such other address which he may have furnished in writing to the Managing General Partner or Assignor Limited Partner. Such Notice shall state the place, date and hour of the meeting and shall indicate that the Notice is being issued at the direction of, or by, the Partner or Partners calling the meeting. The Notice shall state the purpose or purposes of the meeting. If a meeting is adjourned to another time or place, and if an announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give Notice of the adjourned meeting. The presence in person or by proxy of a majority in Interest of the Limited Partners
(including the Assignor Limited Partner acting on behalf of and at the instruction of the Assignees) shall constitute a quorum at all meetings of the Limited Partners and the Assignees; provided, however, that if there be no such quorum, holders of a majority in Interest of the Limited Partners (including the Assignor Limited Partner voting on behalf of the Assignees) so present or so represented may adjourn the meeting from time to time without further Notice, until a quorum shall have been obtained. No Notice of the time, place or purpose of any meeting of

Limited Partners and Assignees need be given to any Limited Partner or Assignee who attends in person or is represented by proxy, except for a Limited Partner or Assignee attending a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened, or to any Limited Partner or Assignee entitled to such Notice who, in writing, executed and filed with the records of the meeting, either before or after the time thereof, waives such Notice.

         (d) For the purpose of determining the Limited Partners entitled to vote on, or to vote at, any meeting of the Limited Partners, or any adjournment thereof, or to vote by written Consent without a meeting, and the Assignees entitled to direct the voting of the Assignor Limited Partner on any such occasion, the Managing General Partner or the Limited Partners requesting such meeting or vote may fix, in advance, a date as the record date of any such determination of Limited Partners and Assignees. Such date shall not be more than 50 days nor less than 10 days before any such meeting or submission of a matter to the Limited Partners and Assignees for a vote by written Consent.

         (e) At each meeting of Limited Partners and Assignees, the Limited Partners and Assignees present or represented by proxy shall elect such officers and adopt such rules for the conduct of such meeting as they shall deem appropriate.

10.02.   Voting Rights of Limited Partners and Assignees.

         (a) Subject to Section 10.03, a majority in Interest of the Limited Partners (or of such greater number of Limited Partners as are then required under the Maryland Revised Uniform Limited Partnership Act) (it being understood that the Assignor Limited Partner is voting at the direction of the Assignees), without the concurrence of the General Partners, may: (i) amend this Agreement, subject to the conditions that such amendment (a) may not in any manner allow the Limited Partners or Assignees to take part in the management or control of the Partnership's business or otherwise modify their limited liability and (b) may not, without the consent of the General Partner affected, alter the rights, powers and duties of such General Partner as set forth in Article V, the interest of such General Partner in Profits and Losses for Tax Purposes, or Cash Available for Distribution, or Sale and Refinancing Proceeds as set forth in this Agreement; (ii) dissolve the Partnership; (iii) remove any General Partner and (unless such General Partner was the sole remaining General Partner) elect a replacement therefor and (iv) approve or disapprove the sale of all or substantially all of the assets of the Partnership at any one time, including the Partnerships interest in all the Local Partnerships. If the Limited Partners (including the Assignor Limited Partner voting at the direction of the Assignees) vote to remove a General Partner pursuant to this Section 10.02, they shall provide the removed General Partner with Notice thereof, which Notice shall set forth the date upon which such removal is to become effective.

         (b) Any General Partner other than CRI removed pursuant to this Section shall, upon such removal, become a Limited Partner without the right to participate in the management of the affairs of the Partnership or vote in any vote requiring the Consent of the Limited Partners, and shall not be entitled to any portion of the Profits and Losses for Tax Purposes, Cash Available for Distribution or other proceeds payable to the class comprised of Limited Partners and Assignees, but such person shall continue to own the Interest which he owned as a General Partner hereunder. Limited Partners and Assignees, or any successor General Partner proposed by them, shall have the option, but not the obligation, to acquire, upon payment of any agreed upon value or the fair market value therefor, the Interest in the Partnership of any General Partner, other than CRI, so removed. Any dispute as to fair market value shall be ascertained by averaging appraisals of the fair market value of such Interest submitted by three appraisers, one chosen by the removed General Partner, one chosen by the successor General Partner or the Limited Partners and Assignees, as the case may be, and the third chosen by the two so chosen.

         (c) Any General Partner removed pursuant to this Section shall remain liable for all obligations and liabilities incurred by him as General Partner before such removal shall have become effective, but shall be free of any obligation or liability as General Partner incurred on account of the activities of the Partnership from and after the time such removal shall have become effective.

         (d) A Limited Partner shall be entitled to cast one vote for each Limited Partnership Interest which he owns and an Assignee shall be entitled to direct the Assignor Limited Partner to cast one vote for each BAC which he owns:
(i) at a meeting, in person, by written proxy or by a signed writing directing the manner in which he desires that his vote be cast, which writing must be received by the General Partners for each Limited Partner or the Assignor Limited Partner for each Assignee prior to such meeting, or (ii) without a meeting, by a signed writing directing the manner in which he desires that his vote be cast, which writing must be received by the General Partners for each Limited Partner or the Assignor Limited Partner for each Assignee prior to the date upon which the votes of Limited Partners and Assignees are to be counted. Every proxy must be signed by the Limited Partner or Assignee or his attorney-in-fact. No proxy shall be valid after the expiration of 12 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner or Assignee executing it. Only the votes of Limited Partners and Assignees of record on the Notice date, whether at a meeting or otherwise, shall be counted. The General Partners shall not be entitled to vote. The laws of the State of Maryland pertaining to the validity and use of corporate proxies shall govern the validity and use of proxies given by the Limited Partners. Assignees may give proxies only to the Assignor Limited Partner. The Assignor Limited Partner will vote in accordance with the directions of the Assignees so that each Interest of an Assignee will be voted separately.

10.03.   Conditions to Action by Limited Partners and Assignees.

         The voting rights of the Limited Partners and Assignees set forth in Sections 5.04(c) and (e) and 10.02(a)(i) shall not be exercised unless and until
(A) the Partnership has received an opinion of counsel, which counsel is satisfactory to a majority in Interest of the Limited Partners (it being understood that the Assignor Limited Partner is voting at the direction of the Assignees), that the exercise of such voting rights is authorized under the provisions of this Agreement and under the Maryland Revised Uniform Limited Partnership Act; (B) either (i) the Partnership has received an opinion from such counsel that such action may be effected without subjecting the Limited Partners and Assignees to liability as general partners under the Maryland Revised Uniform Limited Partnership Act or (ii) a Maryland court having jurisdiction over the matter enters a judgment, not subject to further appeal, to such effect and (C) either (i) the Partnership has received an opinion from such counsel that such action may be effected without changing the Partnership's status for tax purposes or (ii) a court having jurisdiction over the matter enters a judgment, not subject to further appeal, or the Internal Revenue Service issues a ruling, to such effect. For purposes of this Section 10.03, counsel will be deemed satisfactory to the Limited Partners and the Assignees if proposed by the Managing General Partner and not disapproved in writing within 45 days by a majority in Interest of the Limited Partners (it being understood that the Assignor Limited Partner is voting at the direction of the Assignees), provided that if the holders of 10% or more of interest of the Limited Partners (including the Assignor Limited Partner acting on behalf of the Assignees) outstanding propose counsel for this purpose, such proposed counsel, and not counsel proposed by the Managing General Partner, shall be submitted for such approval by the Limited Partners and the Assignees.

10.04.   Management of the Partnership.

         No Limited Partner or Assignee shall take part in the management or control of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner or Assignee shall have the power or authority to bind the Partnership or to sign any agreement or document in the name of the Partnership. No Limited Partner or Assignee shall have any power or authority with respect to the Partnership except insofar as the Consent of the Limited Partners or Assignees shall be expressly required.

10.05.   Other Activities.

         The Limited Partners and Assignees may engage in or possess interests in other business ventures of every kind and description for their own accounts, including without limitation serving as general or limited partner of other partnerships which own, either directly or through interests in other partnerships, Apartment Complexes. Neither the Partnership nor any of the Partners or Assignees shall have any rights by virtue of this Agreement in or to such business ventures or to the income or profits derived therefrom.

                                   ARTICLE XI
             ASSIGNMENT OF ASSIGNED LIMITED PARTNERSHIP INTERESTS TO
                       ASSIGNEES AND RIGHTS OF ASSIGNEES

11.01.   Assignment of Limited Partnership Interests to Assignees.

         (a) The Assignor Limited Partner, by the execution of this Agreement, irrevocably transfers and assigns to the Assignees all of the Assignor Limited Partner's rights and interest in and to the number of Limited Partnership Interests held by the Assignor Limited Partner which is equal to the number of BACs purchased by each such Person as of the time such Person's funds are released to the Partnership, on behalf of the Assignor Limited Partner, of any proceeds from the Offering. The Assignor Limited Partner agrees to exercise any residual powers remaining in the Assignor Limited Partner attributable to the number of Limited Partnership Interests held by it solely in favor of the Assignees, except as otherwise provided herein, as of the time of release by the Escrow Agent of any payments for the BACs. The rights and interest so transferred and assigned shall include the following:

               (i) all rights to receive distributions of Capital Contributions pursuant to Section3.04(c);

               (ii) all rights with respect to profits, losses and cash distributions pursuant to Article IV;

               (iii) all rights to receive any proceeds of sales or refinancings pursuant to Section 4.02 or liquidation of the Partnership pursuant to Section 8.02;

               (iv) all rights to inspect books and records and to receive reports pursuant to Article IX; and

               (v) all rights which Limited Partners have, or may have in the future, under the Maryland Revised Uniform Limited Partnership Act, except as otherwise provided herein.

         (b) The General Partners, by the execution of this Agreement, irrevocably Consent to and acknowledge that (i) the transfer and assignment pursuant to Section 11.01(a) by the Assignor Limited Partner to the Assignees of the Assignor Limited Partner's rights and interest in the BACs is effective, and
(ii) the Assignees are intended to be third party beneficiaries of all rights and privileges of the Assignor Limited Partner in respect of the Limited Partnership Interests. The General Partners covenant and agree that, in accordance with the foregoing transfer and assignment, all the Assignor Limited Partner's rights and privileges may be exercised by the Assignees.

11.02.   Rights of Assignees of the Assignor Limited Partner.

         (a) The Assignees shall share pari passu on the basis of one Limited Partnership Interest for one BAC, and shall be considered as a single class with respect to all rights to receive distributions of Cash Flow, residual proceeds, liquidation proceeds, allocations of Profits and Losses, and other determinations of allocations and distributions pursuant to this Agreement.

         (b) Limited Partners (including the Assignor Limited Partner voting the Interests of the Assignees at their direction) shall vote on all matters in respect of which they are entitled to vote (either in person, by proxy or by written Consent), as a single class with each Limited Partner entitled to one vote per Partnership Interest and each BAC Holder entitled to one vote per BAC through the Assignor Limited Partner.

11.03.   Admission of Assignees as Limited Partners.

         Any Assignee who desires to exchange his BACs for Limited Partnership Interests and be admitted to the Partnership as an Additional Limited Partner may do so by delivering to the Partnership, prior to December 31 of any year, an executed subscription agreement, partnership amendment, signature page and admission application (which are available upon request from the Managing General Partner or its designee), obtaining the written Consent of the Managing General Partner (which Consent may be withheld in its sole discretion), fulfilling the requirements of Section 12.02(a), and paying a fee of $500.00 per transaction (which fee may be increased from time to time as determined by the Managing General Partner). This Agreement shall be amended as necessary to recognize the admission of such Persons as Additional Limited Partners of the Partnership and the proportionate reduction in the Limited Partnership Interest of the Assignor Limited Partner. Assignees who are admitted as Additional Limited Partners shall receive one Limited Partnership Interest for each BAC they held and shall not have the right thereafter to exchange their Limited Partnership Interests for BACs. BACs held by Assignees which have been admitted as

Limited Partners shall be cancelled and shall not be reissued. The exchange of BACs for Limited Partnership Interests is not favored by the Managing General Partner and Consent may be withheld if, in the view of the Managing General Partner, the Partnership will incur increased expense.

11.04. Preservation of Tax Status and Preservation of Partnership Status Under State Law.

         (a) The Managing General Partner may, upon advice of counsel, require the Assignees (at no additional cost to the Assignees) to become Limited Partners, and may take such other action with respect to the manner in which BACs or Limited Partnership Interests are being or may be transferred or traded, as it may deem necessary or appropriate, in order to preserve the status of the Partnership as a partnership rather than an association taxable as a corporation for federal income tax purposes or to insure that all Assignees will be treated as limited partners for federal income tax purposes. All Assignees hereby agree to become Limited Partners if so requested by the Managing General Partner pursuant to this Section; provided, however, upon such event the Partnership Agreement shall be revised so that the transferability of Limited Partnership Interests shall not continue to be transferable solely upon death or operation of law.


         (b) The Managing General Partner may, upon advice of counsel, require the Assignees (at no additional cost to the Assignees) to become Limited Partners, and may take such other action with respect to the manner in which BACs or Limited Partnership Interests are being or may be transferred or traded, as it may deem necessary or appropriate, in order to preserve the status of the Partnership as a partnership for state law purposes or to assure that all Assignees are entitled to substantially all of the rights provided to them hereunder if the Maryland Revised Uniform Limited Partnership Act is amended in such a manner as to adversely effect the financial interests and the voting rights of the Assignees.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

12.01.   Appointment of Managing General Partner as Attorney-in-Fact.

         (a) Each Limited Partner, including each Additional Limited Partner (formerly an Assignee) and each Substitute Limited Partner, by the execution of this Agreement, irrevocably constitutes and appoints, with full power of substitution, the Managing General Partner, its Chairman of the Board, President and any Vice-Presidents, and each of them acting singly, his true and lawful attorney-in-fact with full power and authority in his name, place and stead to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices this Agreement, and such other documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:


               (i) all certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which any such Person deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Maryland Revised Uniform Limited Partnership Act on the date thereof) in a jurisdiction in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of any such Person, necessary to protect the limited liability of the Limited Partners;

               (ii) any other instrument or document which may be required to be filed by the Partnership under federal law or under the laws of any state in which any such Person deems it advisable to file;

               (iii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which any such Person deems appropriate to reflect a change or modification of the Partnership in accordance with the terms of this Agreement; and

               (iv) any instrument or document, including amendments to this Agreement, which may be required to (A) effect the continuation of the Partnership, the admission of any Limited Partners, any Additional or Substitute Limited Partner or any additional or successor General Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Agreement), (B) to reflect any reductions in amount of contributions of Partners or (C) to make a correction to any Exhibit thereto.

         (b) The appointment by each Limited Partner of each of such Persons as his attorney-in-fact is irrevocable and shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of such Persons to act as contemplated by this Agreement in any filing and other action by them on behalf of the Partnership, and such power shall survive the removal, Bankruptcy, death, incompetence or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the BACs or Partnership Interests of such Person; provided, however, that in the event of a transfer by a Limited Partner or a BAC Holder of all or any part of his Interests, the foregoing power of attorney of a transferor Limited Partner or BAC Holder shall survive such transfer only until such time as the transferee shall have been admitted to the Partnership as Substitute Limited Partner and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

12.02.   Signatures; Amendments.

         (a) Each Limited partner, inclusive of an Additional Limited Partner and a Substitute Limited Partner, additional General Partner and successor
General Partner shall become a signatory hereto by signing such number of counterpart signature pages to this Agreement or the Signature-Consent to Admission and Power of Attorney pages and such other instrument or instruments in such manner and at such time as the Managing General Partner shall determine. By so signing, each Additional Limited Partner, Substitute Limited Partner, successor General Partner or additional General Partner, as the case may be, shall be deemed to have adopted, and to have agreed to be bound by, all the provisions of this Agreement, as amended from time to time; provided, however, that no such counterpart shall be binding if and until it shall have been accepted by the Managing General Partner.

         (b) In addition to any amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partners, without the Consent of the Limited Partners (or the Assignees), (i) to add to the representations, duties or obligations of the General Partners or surrender any right or power granted to the General Partners herein; (ii) to cure any ambiguity or correct or supplement any provision herein which may be inconsistent with the manifest intent of this Agreement; and (iii) to delete or add any provision of this Agreement required to be deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state "Blue Sky" commissioner or similar official, which addition or deletion is deemed by such Commission, agency or official to be for the benefit or protection of Limited Partners or the Assignees; provided, however, that no amendment shall be adopted pursuant to this Section 12.02(b) unless the adoption thereof (I) is for the benefit of, or not adverse to the interests of, the Limited Partners and the Assignees; (2) is not inconsistent with Section 5.01;
(3) does not affect the distribution of Cash Available for Distribution or Sale and Refinancing Proceeds or the allocation of Profits and Losses for Tax Purposes among the Limited Partners or the Assignees; and (4) does not affect the limited liability of the Limited Partners or the Assignees or the status of the Partnership as a partnership for federal income tax purposes.

         (c) If this Agreement shall be amended as a result of adding or substituting a Limited Partner, the amendment to this Agreement shall be signed by the Managing General Partner and by the Person to be substituted or added (which signature of the Person to be substituted or added may be made by such Person's attorney-in-fact), and if a Limited Partner is to be substituted, either by the assigning Limited Partner or by the Managing General Partner pursuant to its authority to act as Attorney-in-Fact on behalf of the assigning Limited Partner. If this Agreement shall be amended to reflect the designation of an additional General Partner, such amendment shall be signed by the other General Partners and by such additional General Partner. If this Agreement shall be amended to reflect the withdrawal of a General Partner when the business of the Partnership is being continued, such amendment shall be signed by the withdrawing General Partner and by the remaining or successor General Partner or Partners.

         (d) In making any amendments, there shall be prepared and filed by the Managing General Partner for recording such documents and certificates as shall be required to be prepared and filed under the Maryland Revised Uniform Limited Partnership Act.

12.03. Ownership by Limited Partners or Assignees of General Partners or their Affiliates.

         No Limited Partner or Assignee shall at any time, either directly or indirectly, own any stock or other interest in any General Partner or in any Affiliate of any General Partner if such ownership by itself or in conjunction with the stock or other interest owned by other Limited Partners and Assignees would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. Each Limited Partner and Assignee shall promptly supply any information requested by the Managing General Partner in order to establish compliance by the Limited Partner or Assignee with the provisions of this
Section 12.03.

12.04.   Binding Provisions.

         The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the respective parties hereto.

12.05.   Applicable Law.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

12.06.   Counterparts.

         This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart, except that no counterpart shall be binding unless signed by the Managing General Partner.

12.07.   Separability of Provisions.

         Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

12.08.   Captions.

         Article and Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

12.09.   Disallowance of Expenses.

         Any fee paid to any General Partner pursuant to this Agreement which is disallowed as a deductible expense for federal income tax purposes shall constitute, for federal income tax purposes, a special allocation of gross income to the General Partner receiving such fee.

12.10.   Entire Agreement.

         This Agreement, together with the Exhibits attached hereto, sets forth all (and is intended by all parties to be an integration of all) of the promises, agreements and understandings among the parties hereto with respect to the Partnership, the Partnership business and the property of the Partnership, and there are no promises, agreements, or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein.

IN WITNESS WHEREOF, the parties hereto hereunder affix their signatures and seals as of the day



             , 1985.

                                    GENERAL PARTNERS:
ATTEST:                             C.R.I., INC.


                                   BY: /s/    William B. Dockser
                                       ---------------------------------------
                                               William B. Dockser
                                               Chairman of the Board

                                        /s/   William B. Dockser
                                        ---------------------------------------
                                               WILLIAM B. DOCKSER

                                       /s/    Martin C, Schwartzberg
                                       ---------------------------------------
                                               MARTIN C. SCHWARTZBERG

                                       /s/    H. William Willoughby
                                       ---------------------------------------
                                               H. WILLIAM WILLOUGHBY



                                       INITIAL LIMITED PARTNER:
                                      ROCKVILLE PIKE ASSOCIATES
                                       LIMITED PARTNERSHIP-V


                                   BY: /s/     William B. Dockser
                                       ----------------------------------------
                                               William B. Dockser
                                               General Partner


                                          SPECIAL LIMITED PARTNER:
                                         TWO BROADWAY ASSOCIATES IV B
                                   BY:    Two Broadway Incorporated


ATTEST:                                            General Partner
                                   BY: /s/
                                       ---------------------------------------

                                       ship:

ATTEST:                                   CRI-V, Inc.

                                   BY: /s/ William B. Dockser
                                       ----------------------------------------
                                       William B. Dockser Chairman of the Board

[ X ]  PLEASE MARK VOTE
       AS IN THIS EXAMPLE

                                  CONSENT CARD
                CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP

                   THIS CONSENT IS SOLICITED BY THE MANAGING
                               GENERAL PARTNER OF

                CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP


     C.R.I., Inc., the Managing General Partner of Capital Realty Investors-85 Limited Partnership (the "Partnership"), is proposing the liquidation of the Partnership (the "Liquidation") that consists of: (1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to the proposed Plan of Liquidation and Dissolution; (2) the amendment of the Partnership Agreement to permit the payment to the Managing General Partner of an incentive disposition fee; and (3) the grant of authority to the Managing General Partner to take any action necessary or incidental and consistent with the Partnership Agreement and the Plan of Liquidation and Dissolution to complete the foregoing on the terms described in the consent solicitation statement dated December 30, 2002.

     THE MANAGING GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS CONSENT TO THE LIQUIDATION BY MARKING THE BOX ENTITLED "FOR".

The undersigned hereby directs CRI-V, Inc. (the "Assignor Limited Partner") to vote all BACs beneficially owned by the undersigned as follows:


                For               Against                 Abstain
               [  ]                [  ]                    [  ]


The BACs represented by this consent cardwill be voted in accordance with the election specified by the BAC Holder named below. ANY PROPERLY EXECUTED CONSENT CARD ONWHICH A CHOICE IS NOT INDICATED WILL BE VOTED "FOR" THELIQUIDATION. FAILURE TO RETURN A CONSENT CARD OR ABSTENTION FROM VOTING WILL HAVE THE SAME EFFECT AS A VOTE"AGAINST" THE LIQUIDATION.

The  undersigned  hereby  acknowledges   receipt  of  the  consent  solicitation
statement, dated December 30, 2002 from the Managing General Partner and the Assignor Limited Partner.

Sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, please include your full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in thename of authorized person. Please see reverse side for instructions onreturning this card.




Please be sure to sign and date        ----------------------------------------
this Consent Card in the box below.    Date


-----------------------------------    ----------------------------------------
Investor sign above                    Co-investor (if any)        sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP

PLEASE SIGN AND DATE THIS CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE BY 5:00 P.M. ON FEBRUARY 14, 2003 (UNLESS SUCH DATE AND/OR TIME IS EXTENDED IN THE SOLE DISCRETION OF THE MANAGING GENERAL PARTNER).


                        The Consent Solicitation Agent:
                               MacKenzie Partners
                               105 Madison Avenue
                               New York, NY 10016
                                  800-322-2885


YOUR VOTE IS IMPORTANT. PLEASE ACT PROMPTLY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CONSENT CARD IN THE ENVELOPE PROVIDED.


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